UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Amendment No. 1

(RULE 14a–101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a–12

MGT Capital Investments, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[  ] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a–6(i)(1) and 0–11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0–11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

MGT Capital Investments, Inc.

500 Mamaroneck Avenue, Suite 320

Harrison, NY 10528

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on _________ , 2016

The Notice of Annual Meeting, Proxy Statement and

Annual Report on Form 10–K are available at:

[http://vstocktransfer.com/]

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on _________ , 2016

To our Stockholders:

NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting (the “Meeting”) of the stockholders of MGT Capital Investments, Inc., a Delaware corporation (the “Company”) will be held beginning at 10 a.m. EST on [   ] 2016, at the offices of Sichenzia Ross Friedman Ference LLP located at 61 Broadway, 32nd Floor, New York, NY 10006 for the following purposes:

1.	To elect the five (5) nominees named in the attached proxy statement as directors to be elected for the term provided herein and until their successors have been elected and qualified;

2.	To ratify the appointment of Friedman LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2016;

3.	To authorize the issuance of 43,800,000 shares (“Purchase Price Shares”) of Common Stock to certain sellers (“Sellers”) set forth on the signature page of that certain Asset Purchase Agreement, dated May 9, 2016, as amended July 7, 2016 (the “APA”)(1), a copy of such amendment is attached as Annex A to this proxy statement pursuant to which the Company shall purchase certain assets from such Sellers in accordance with NYSE MKT Company Guide Section 712; and

4.	To approve the Company’s 2016 Stock Option Plan (the “Plan”) and approve the issuance of 6,000,000 options and 2,000,000 restricted stock under the Plan to certain officers of the Company.

5.	To authorize an amendment to the Company’s Restated Certificate of Incorporation to increase the Company’s authorized common stock from 75,000,000 shares to 250,000,000 shares of common stock.

6.	To authorize the Company’s Board of Directors to reduce the ratio of the previously approved reverse stock split from a range of 1–for–8 to 1–for–40 to a ratio of not less than 1–for–2 and to authorize the Board of Directors to extend the implementation of the previously approved stock split (at a new ratio of not less than 1–for–2) to any time after the Meeting, but before the 2017 annual meeting of stockholders.

7.	To ratify the employment agreements for Mr. Robert Ladd and Mr. John McAfee.

8.	To ratify amendment of the Company’s Restated Certificate of Incorporation to change its name to be “John McAfee Global Technologies, Inc.”

9.	To transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

(1)	The Asset Purchase Agreement dated May 9, 2016 was filed as exhibit 10.1 to our Form 8-K filed on May 9, 2016 and is incorporated hereto by reference.

2

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of the Company’s Common Stock at the close of business on July _, 2016 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

The Company is pleased to take advantage of the Securities and Exchange Commission (the “Commission”) rules that allow issuers to furnish proxy materials to their stockholders on the Internet instead of mailing a printed copy of these materials to each such stockholder. Stockholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet, including how stockholders may submit proxies by telephone or over the Internet. If you received the Notice by mail and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice. You may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy Card. If you do attend the meeting and wish to vote your shares personally, you may revoke your proxy.

All stockholders are cordially invited to attend the Meeting in person. Your vote is important regardless of the number of shares you own. Only record or beneficial owners of the Company’s Common Stock as of the Record Date may attend the Meeting in person. When you arrive at the Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stock holdings as of the Record Date, such as a recent brokerage account or bank statement, along with a legal proxy issued by their broker or nominee authorizing the beneficial holders to vote, and a statement from the broker or nominee confirming that the shares have not yet been voted.

STOCKHOLDERS ARE URGED TO FILL IN, DATE, SIGN AND PROMPTLY RETURN THE

ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID ENVELOPE.

It is desirable that as many stockholders as possible be represented, in person or by proxy, at the Meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy card. You have the power to revoke your proxy card at any time before it is voted, and the giving of a proxy card will not affect your right to vote in person if you attend the Meeting.

By Order of the Board of Directors,

/s/ Robert B. Ladd
Robert B. Ladd
President, Chief Executive Officer and Director

Dated: August __ , 2016

3

MGT Capital Investments, Inc.

500 Mamaroneck Avenue, Suite 320

Harrison, NY 10528

PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS

To be held on _________ __ , 2016

Proxy cards in the form enclosed with this Proxy Statement are being solicited by the Board of Directors of MGT Capital Investments, Inc. (the “Company,” “we,” “us,” and “our”) for use at the Company’s 2016 Annual Meeting of Stockholders to be held on [ ], 2016, and at any postponements or adjournment thereof (the “Meeting “). Your vote is very important. For this reason, our Board of Directors is requesting that you permit your shares of common stock, $0.001 par value per share (“Common Stock”), or preferred stock, $.001 par value per share (“Preferred Stock”), to be represented at the Meeting by the proxies named on the enclosed proxy card. We will bear the cost of soliciting the proxies and we may enlist the assistance, and reimburse the reasonable expenses, of banks and brokerage houses in the additional solicitation of proxies and proxy authorizations, particularly from their customers whose Common Stock is not registered in the owner’s name, but in the name of such banks or brokerage houses. Solicitation of proxies may also be made personally, or by telephone, facsimile or e–mail, by our regularly employed officers and other employees, who will receive no additional compensation for such activities.

Information concerning the proxy materials and the meeting

This Proxy Statement contains important information for you to consider when deciding how to vote on the proposals brought before the Meeting (each a “Proposal,” and collectively, the “Proposals”). Please read it carefully. The following Proposals will be considered and voted upon at the Meeting: (1) to elect five (5) directors, each such director to serve until the 2017 Annual Meeting of the Company’s stockholders and until his successor is duly elected and qualified or until his earlier resignation, removal or death; (2) ratify the appointment of Friedman LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2016; (3) to authorize the issuance of Purchase Price Shares to Sellers pursuant to the terms of the APA as amended; (4) approve the Company’s 2016 Stock Option Plan (the “Plan”) and approve the issuance of 6,000,000 options and 2,000,000 restricted stock under the Plan to certain officers of the Company; (5) authorize an amendment to the Company’s Restated Certificate of Incorporation to increase the Company’s authorized common stock from 75,000,000 shares to 250,000,000 shares of common stock; (6) authorize the Board of Directors to reduce the ratio of the previously approved reverse stock split from a range of 1–for–8 to 1–for–40 to a ratio of not less than 1–for–2 and to authorize the Board of Directors to extend implementation of the previously approved stock split (at a ratio of not less than 1–for–2) to any time after the Meeting, but before the 2017 annual meeting of stockholders.; (7) to ratify the employment agreements entered into by the Company with Mr. Robert Ladd and with Mr. John McAfee; (8) to ratify an amendment of the Company’s Restated Certificate of Incorporation to change its name to be “John McAfee Global Technologies, Inc.” and (9) to transact such other matter or matters that may properly come before the Meeting, or any adjournments thereof.

Voting procedures and vote required

Only stockholders of record of the Common Stock at the close of business on July __, 2016 (the “Record Date”) are entitled to vote at the Meeting. As of July __, 2016, there were [__] shares of the Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Meeting. However, granting a proxy does not in any way affect a stockholder’s right to attend the Meeting and vote in person. Anyone delivering a proxy card may revoke it at any time before it is exercised by giving our Chief Executive Officer, Robert Ladd, written notice of the revocation, by submitting a proxy card bearing a later date or by attending the Meeting and voting in person.

4

Robert B. Ladd is named as a proxy in the proxy statement. Mr. Ladd is our President and Chief Executive Officer and is also a member of our Board of Directors. Mr. Ladd will vote all shares represented by properly executed, unrevoked proxy cards returned in time to be counted at the Meeting. Any stockholder granting a proxy has the right to withhold authority to vote for any or all of the nominees to the Board of Directors. Where a vote has been specified in the proxy card with respect to the matters identified in the Notice of the Annual Meeting, including the election of directors, the shares represented by the proxy card will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted in accordance with the discretion of the proxy card holders. In addition, the proxy card holders may vote, in their discretion, with respect to any other matters properly presented for a vote before the Meeting.

The presence in person or by properly executed proxy cards of holders representing fifty point one percent (50.1%) of the issued and outstanding shares of the Common Stock entitled to vote as of the Record Date is necessary to constitute a quorum for the transaction of business at the Meeting. There are no cumulative voting rights. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting, who will determine whether or not a quorum is present.

In accordance with our Certificate of Incorporation, as restated; our By–laws, as amended and restated; and applicable law, the election of the five (5) directors (Proposal 1) shall be by a plurality of the votes cast; the ratification of the appointment of Friedman LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2016 (Proposal 2), the issuance of Purchase Price Shares to certain Sellers (Proposal 3), the approval of the Plan and approve the issuance of 6,000,000 options and 2,000,000 restricted stock under the Plan to certain officers of the Company (Proposal 4), the increase in the Company’s authorized common stock (Proposal 5); the reduction of the reverse split ratio and extension of its implementation (Proposal 6); the ratification of the employment agreements for Mr. Ladd and Mr. McAfee (Proposal 7); and the name change (Proposal 8) shall be a majority of the votes cast. Any other matter taken during the Meeting, and approval of an adjournment of the Meeting (Proposal 9), requires the affirmative vote of a majority of those present at the Meeting, in person or by proxy, entitled to vote.

Shares of Common Stock represented by proxy cards that are marked “abstain” will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as votes cast in the election of directors and will have no effect on the election of directors except to the extent that they affect the total votes received by a candidate. On matters other than the election of directors, abstentions will be counted as votes cast, which will have the same effect as a negative vote on the matter.

If your shares are held in the name of a brokerage firm, bank, nominee or other institution (referred to as shares which are held in “street name”), you will receive instructions from such holder that you must follow in order for you to specify how your shares will be voted by such holder. A “broker non–vote” occurs when a broker lacks discretionary voting power to vote on a “non–routine” proposal and a beneficial owner fails to give the broker voting instructions on that matter. The rules of the New York Stock Exchange determine whether matters presented at the Annual Meeting are “routine” or “non–routine” in nature. As the result of a recent rule change, the election or re–election of directors is no longer considered a “routine” matter. Beneficial owners who hold their shares through a stock brokerage account will have to give voting instructions to their brokers in order for a broker to vote on the election of directors. If you are a beneficial owner, failure to provide instructions to your broker will result in your shares not being voted in connection with the election of directors.

The proposal to approve the appointment of Friedman LLP as the Company’s Independent Registered Public Accountant for the fiscal year ending December 31, 2016 (Proposal 2) is currently considered a “routine” matter, and a broker has the discretionary voting power to vote on this matter without any instructions from the beneficial owner. The proposal to elect five (5) directors (Proposal 1), the proposal to authorize the issuance of Purchase Price Shares to Sellers (Proposal 3), the proposal to approve the Plan and approve the issuance of 6,000,000 options and 2,000,000 restricted stock under the Plan to certain officers of the Company (Proposal 4), the increase in the Company’s authorized common stock (Proposal 5), the proposal to authorize the Board of Directors to reduce the ratio of the previously approved reverse stock split from a range of 1–for–8 to 1–for–40 to a ratio of not less than 1–for–2, as well as to extend its implementation (Proposal 6), the ratification of the employment agreements for Mr. Ladd and Mr. McAfee (Proposal 7) and the proposal to change the Company’s name (Proposal 8) are deemed to be non–routine. Accordingly, if you do not instruct your broker how to vote with respect to Proposal 1, 3, 4, 5, 6, 7 and 8, your broker may not vote with respect to these proposals and those votes will be counted as “broker non–votes.” Broker non–votes are counted for purposes of determining a quorum, but will have no effect on any of our proposals.

5

If your shares are held in “street name” and you want to vote your shares in person at the Meeting, you must provide evidence at the Meeting of your stock holdings as of the Record Date, such as a recent brokerage account or bank statement. You must also provide a legal proxy issued by your broker or nominee authorizing you to vote your shares, along with a statement from the broker or nominee confirming that the shares have not yet been voted.

VStock Transfer LLC will be handling the proxy ballots and tabulation of votes for the Meeting.

Internet voting option for “registered” holders only

Registered Stockholders have four voting options: (1) voting at the Meeting; (2) completing and sending in the enclosed proxy card; (3) casting a vote on the Internet for such shares; or (4) casting a vote by telephone for such shares.

Instructions for voting electronically are found on your Notice of Internet Availability and/or Proxy Ballot.

If you vote by Internet or by telephone, please do not mail your proxy card.

Additional information

Additional information about our Company is contained in our current and periodic reports filed with the Commission. These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Room maintained by the Commission at 100 F. Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the Commission at 1–800–SEC–0330. The Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission at www.sec.gov. Copies of such materials can be obtained from the public reference section of the Commission at prescribed rates.

Our principal executive office is located at:

500 Mamaroneck Avenue, Suite 320

Harrison, NY 10528

Telephone Number: (914) 630–7430

Fax Number: (914) 630–7532

SPECIAL NOTE REGARDING FORWARD–LOOKING STATEMENTS

This Proxy Statement contains “forward–looking statements” and information relating to our business that are based on our beliefs as well as assumptions made by us or based upon information currently available to us. When used in this Proxy Statement, the words anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should” and similar expressions are intended to identify forward–looking statements. These forward–looking statements include, but are not limited to, statements relating to our performance in “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10–K for the fiscal year ended December 31, 2015. These statements reflect our current views and assumptions with respect to future events and are subject to risks and uncertainties. Actual and future results and trends could differ materially from those set forth in such statements due to various factors. Such factors include, among others: general economic and business conditions; industry capacity; industry trends; competition; changes in business strategy or development plans; project performance; availability, terms, and deployment of capital; and availability of qualified personnel. These forward–looking statements speak only as of the date of this Proxy Statement. Subject at all times to relevant securities law disclosure requirements, we expressly disclaim any obligation or undertaking to disseminate any update or revisions to any forward–looking statement contained herein to reflect any change in our expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward–looking statements.

6

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Meeting, the following five (5) individuals will be elected or re–elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified: H. Robert Holmes, Robert B. Ladd, John McAfee, Michael Onghai and Nolan Bushnell. Of these individuals, H. Robert Holmes, Michael Onghai and Nolan Bushnell are considered independent directors. Management has no reason to believe any of the nominees will not be a candidate or will be unable to serve as a director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of election, unless the stockholder withholds authority from voting, the proxies will be voted “FOR” any nominee who shall be designated by the present Board of Directors (the “Board”) to fill such vacancy. Alternatively, the Board may reduce the size of the Board.

Information about each of the nominees for election as Director of the Company is set forth below.

Name	Age	Position
H. Robert Holmes	71	Chairman of the Board, Chairman of the Nomination and Compensation Committee, Audit Committee Member, Independent Director
Michael Onghai	45	Chairman of the Audit Committee, Nomination and Compensation Committee Member, Independent Director
Robert B. Ladd	58	President, Chief Executive Officer, Interim Chief Financial Officer and Director
John McAfee	71	Director
Nolan Bushnell	72	Director

Directors are elected based on experience, qualifications and in accordance with the Company’s by–laws to serve until the next annual stockholders meeting and until their successors are elected in their stead. There are no family relationships between any director and any other director or executive officer of the Company.

H. Robert Holmes was elected as a director in May 2012. From 2008 to 2013, Mr. Holmes served on the board of Dejour Energy Inc. (NYSE–MKT: DEJ). Mr. Holmes was the founder and general partner of Gilford Partners Hedge Fund. From 1980–1992, Mr. Holmes was the Co–Founder and President of Gilford Securities, Inc. Previously, Mr. Holmes served in various positions with Paine Webber and Merrill Lynch. Mr. Holmes has served on the Board of Trustees North Central College in Naperville, II; Board of Trustees of Sacred Heart Schools, Chairman of Development Committee, in Chicago, IL; Board of Trustees of Crested Butte Academy where he was Chairman of Development Committee; and the Board of Trustees Mary Wood Country Day School, Rancho Mirage, CA. The board believes that Mr. Holmes has the experience, qualifications, attributes and skills necessary to serve as a director because of his years of business experience and service as a director for many companies over his career.

Michael Onghai was appointed a director in May 2012. Mr. Onghai has been the CEO of LookSmart (OTC:LKST), since February 2013. He has been the founder and Chairman of AppAddictive, an advertising and social commerce platform since July 2011. Mr. Onghai is the President of Snowy August Management LLC, a special situations fund concentrating on the Asian market, spin–offs and event–driven situations. Mr. Onghai is the founder of Stock Sheet, Inc., and Daily Stocks, Inc. – the web’s early providers of financial information and search engine related content for financial information. Mr. Onghai has founded several other internet technology companies for the last two decades. Mr. Onghai is an advisor to several internet incubators and is a panelist who advises FundersClub on which companies to accept for its pioneering venture capital platform. Mr. Onghai has earned his designation as a Chartered Financial Analyst (2006) and holds a B.S. in Electrical Engineering and Computer Science from the University of California, Los Angeles and graduated from the Executive Management Certificate Program in Value Investing (The Heilbrunn Center for Graham & Dodd Investing) Graduate School of Business at Columbia Business School. The board believes that Mr. Onghai has the experience, qualifications, attributes and skills necessary to serve as a director and chairman of the Audit Committee because of his years of business experience and financial expertise.

Robert B. Ladd joined the Company in December 2010 as a Director. He was named Interim President and CEO in February 2011, and appointed President and CEO in January 2012. Mr. Ladd is the Managing Member of Laddcap Value Advisors, LLC, which serves as the investment manager for various private partnerships, including Laddcap Value Partners LP. Prior to forming his investment partnership in 2003, Mr. Ladd was a Managing Director at Neuberger Berman, a large international money management firm catering to individuals and institutions. From 1992 through November 2002, Mr. Ladd was a portfolio manager for various high net worth clients of Neuberger Berman. Prior to this experience, Mr. Ladd was a securities analyst at Neuberger from 1988 through 1992. Mr. Ladd currently serves as a director of Pyxis Tankers Inc. (NASDAQ:PXS). Mr. Ladd is a former Director of InFocus Systems, Inc. (NASDAQ – INFS, 2007 to 2009), and served on the board of Delcath Systems, Inc. (NASDAQ – DCTH, 2006–2012). Mr. Ladd has earned his designation as a Chartered Financial Analyst (1986). Based on Mr. Ladd’s familiarity with the Company in serving as our Chief Executive Officer since 2011 and his overall background and experience as an executive in the financial industry, the Nominating Committee of the Board concluded that Mr. Ladd has the requisite experience, qualifications, attributes and skill necessary to serve as a member of the Board.

7

John McAfee is a technology innovator and industry leader that is best known for starting the first software anti-virus company, McAfee Associates, and sparking the growth of a new multi-billion dollar industry. His experience at the cutting edge of computing and software started while working with the pioneer giants of modern computers and technology, including UNIVAC, Xerox, NASA, Booz Allen Hamilton and Lockheed-Martin. After selling McAfee Associates, McAfee pressed on to found several more companies, including Tribal Voice, developer of one of the first instant messaging platforms; QuorumEx, a biotech research startup; and Future Tense Secure Systems, Inc., developer of a suite of mobile security apps including D-Central and D-Vasive. McAfee also served on the Board of Directors of Zone Labs, a network security company, and as technology evangelist for Everykey, makers of the Everykey personal security device. In addition to his life long, real-world experience in business and technology, McAfee also comes to MGT with a strong personal brand that is already proving attractive to the best and the brightest innovators. He has been a vocal advocate for cybersecurity and user privacy, achieved through private industry and disruptive technology. The board believes that John McAfee has the necessary experience, qualities, talents and skill set to serve as CEO of MGT during this important time. This belief is based on his demonstrated record of success combined with the many synergies he has with the needs of MGT, as we pivot to rapidly become a disruptive force in the technology sector.

Nolan Bushnell is a technology pioneer who is best known as the founder of the Atari Corporation and Chuck E. Cheese. Bushnell has also founded more than 20 companies during his career, including Catalyst Technologies, the first technology incubator; ByVideo, the first online ordering system; Etak, the first digital navigation system; UWink, the first touchscreen menu ordering and entertainment system; and BrainRush, an educational software company. Bushnell also served as a director on the boards of Wave Systems Corporation, a developer and distributor of hardware–based digital security products, and of AirPatrol Corporation/Sysorex (SYRX), which makes indoor positioning systems. He was also on the board of directors at Neoedge Networks, a technology and in–game advertising company that enabled casual game publishers to deliver television–like commercials within their products. The board believes that Mr. Bushnell has the experience, qualifications, attributes and skills necessary to serve as a director Committee because of his years of business experience and service as a director for many companies over his career.

Votes required

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee will not be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES LISTED ABOVE.

CORPORATE GOVERNANCE

Board of D irectors

The Board oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the Board does not involve itself in day–to–day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials sent to them and by participating in Board and Committee meetings. Our directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director. There are no family relationships between any director or executive officer and any other director or executive officer of the Company.

8

Arrangements relative to appointment as director

Under an Amended and Restated Securities Purchase Agreement dated December 9, 2010 (the “2010 SPA”) between the Company and Laddcap Value Partners, LP, Laddcap Value Partners, LP agreed to purchase 195,000 shares of the Company’s Common Stock for $1,000. The Company appointed Robert B. Ladd, as director to fill the vacancy caused by the resignation of Tim Paterson–Brown. The 2010 SPA closed on December 13, 2010. On February 9, 2011, all 239,520 shares of the Company’s Common Stock held by Laddcap Value Partners, LP were transferred to Laddcap Value Partners III LLC (“Laddcap” ). Mr. Ladd is the managing member of Laddcap.

As part of the closing conditions to the APA dated May 9, 2016 (as described more fully under Proposal 3), the Company agreed to enter into an employment agreement with John McAfee pursuant to which Mr. McAfee will join the Company as Executive Chairman of the Board of Directors and Chief Executive Officer of the Company at the closing of the transaction contemplated in the APA. There can be no assurance that the conditions to closing the transactions can be obtained nor that the transaction will be approved by stockholders of the Company.

Director independence

Each of the Company’s current independent directors: H. Robert Holmes, Michael Onghai and Nolan Bushnell are considered independent under Section 803A of NYSE MKT rules, according to which the Company must comply. Following the Annual Meeting, and assuming they are re–elected, Mr. Holmes, Mr. Onghai and Mr. Bushnell will still be considered independent.

Stockholder communications with directors

Stockholders may communicate with members of the Board of Directors by mail addressed to the Chairman, any other individual member of the Board, to the full Board, or to a particular committee of the Board. In each case, such correspondence should be sent to the Company’s headquarters at 500 Mamaroneck Avenue, Suite 320, Harrison, NY 10528. All stockholder communications will be forwarded to each individual member of the Board.

Involvement in certain legal proceedings

To the best of our knowledge, during the past ten years, none of the following occurred with respect to any director, director nominee or executive officer:

(1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities;

(4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed suspended or vacated;

(5) being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) any federal or state securities or commodities law or regulation;

(ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease–and–desist order, or removal or prohibition order; or

(6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self–regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent, exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member (covering stock, commodities or derivatives exchanges, or other SROs).

9

Corporate code of ethics

On June 25, 2012, the Board of Directors revised the Code of Conduct and Ethics, which applies to all directors and employees including the company’s principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions. Prior to June 25, 2012, the Company’s employees and directors were subject to the previous Code of Ethics adopted by the Board of Directors on December 28, 2007.

Copies of the Code of Business Conduct and Ethics, the Anti–Fraud Policy, the Whistleblowing Policy and the MGT Share Dealing Code can be obtained, without charge by writing to the Chief Executive Officer at MGT Capital Investments, Inc., 500 Mamaroneck Avenue, Suite 320, Harrison, NY 10528, or through our corporate website at www.mgtci.com.

Board committees

Our Board of Directors has two standing committees of the Board: an Audit Committee and a Nominations and Compensation Committee. As of July 31 , 2016, the members of these committees are:

Audit Committee	Nominations and Compensation Committee
Michael Onghai, Chair	H. Robert Holmes, Chair
H. Robert Holmes	Michael Onghai
Nolan Bushnell	Nolan Bushnell

Audit committee

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee’s purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, the qualifications of the public accounting firm engaged as the Company’s independent auditor to prepare or issue an audit report on the financial statements of the Company, and the performance of the Company’s internal and independent auditors. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to Stockholders, the Company’s processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor.

Nominations and Compensation committee

The Nominations and Compensation Committee’s role is to discharge the Board’s responsibilities relating to compensation of the Company’s executives, to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans. The Nomination and Compensation Committee shall also appoint nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual stockholders meetings, to review, evaluate and recommend changes to the Company’s corporate governance policies, and to review the Company’s policies and programs that relate to matters of corporate responsibility, including public issues or significance to the Company and its stakeholders.

Audit Committee and Audit Committee financial expert

On November 25, 2004, the Company’s Board of Directors established an Audit Committee to carry out its audit functions. Currently, our Audit Committee consists of Mr. Onghai, Mr. Holmes and Mr. Bushnell.

10

The Company’s Board of Directors has determined that Michael Onghai, an independent director, is the Audit Committee financial expert, as defined in Regulation S–K promulgated under the Securities and Exchange Act of 1934, serving on its Audit Committee.

Assuming the nominees for director are re–elected at the meeting, Mr. Onghai is anticipated to serve as the chairman of the Audit Committee and as the Audit Committee financial expert.

Director compensation for 2015

The following table sets forth the compensation of persons who served as a member of our Board of Directors during all or part of 2015, other than Robert B. Ladd, whose compensations is discussed under “Executive Compensation” below and who is not separately compensated for Board service.

Name	Fees earned or paid in cash	Stock awards	All other compensation	Total
H. Robert Holmes	$30,000	$–	$–	$30,000
Michael Onghai	$25,000	$–	$–	$25,000
Joshua Silverman*	$25,000	$–	$–	$25,000

* Mr. Silverman resigned from the Board of Directors on May 6, 2016.

Directors are reimbursed for their out–of–pocket expenses incurred in connection with the performance of Board duties.

Independent director compensation

Our policy is each independent director receives annual compensation of $20,000. Further, independent directors, receive $5,000 as total compensation for committee service. The Chairman of the Board receives an additional $5,000 for his role as Chairman. For fiscal year 2016, the Company does not propose any change in fees for the independent directors.

EXECUTIVE OFFICERS

Certain information regarding our Executive Officers is provided below:

Name	Age	Position
Robert B. Ladd	58	President, Chief Executive Officer and Interim Chief Financial Officer

For information with respect to Robert B. Ladd, please see the information about the members of our Board of Directors on the preceding pages. Officers are appointed by the Board and hold office until their successors are chosen and qualified, until their death or until they resign or have been removed from office. All corporate officers serve at the discretion of the Board. There are no family relationships among our Directors or Executive Officers.

11

EXECUTIVE COMPENSATION

Compensation policies and practices and risk management; Compensation committee

The Board considers, in establishing and reviewing our compensation philosophy and programs, whether such programs encourage unnecessary or excessive risk taking. Base salaries are fixed in amount and consequently the Board does not see them as encouraging risk taking. We also provide named executive officers and other senior managers with long–term equity awards to help further align their interests with our interests and those of our stockholders. The Board believes that these awards do not encourage unnecessary or excessive risk taking since the awards are generally provided at the beginning of an employee’s tenure or at various intervals to award achievements or provide additional incentive to build long–term value and are subject to vesting schedules to help ensure that executives and senior managers have significant value tied to our long–term corporate success and performance.

The Board believes that our compensation philosophy and programs encourage employees to strive to achieve both short– and long–term goals that are important to our success and building stockholder value, without promoting unnecessary or excessive risk taking. The Board has concluded that our compensation philosophy and practices are not reasonably likely to have a material adverse effect on us.

In addition, our Compensation Committee undertakes such analyses and makes such determinations as it deems appropriate. In addition, the Compensation Committee makes decisions regarding the levels of compensation for each of our executive officers.

Summary compensation table

The following table summarizes Fiscal Years 2015 and 2014 compensation for services in all capacities of the Company’s named executive officers and other individuals:

Name	Principal Position	Year	Salary	Bonus	Stock awards (1)	All other compensation		Total compensation
Robert B. Ladd	Chief Executive Officer	2015	$238,000	$–	$50,000	$–		$288,000
	Interim Chief Financial Officer (2)	2014	$285,000	$–	$–	$–		$285,000
Robert P. Traversa (3)	Chief Financial Officer	2015	$252,000	$–	$–	$21,000	(4)	$273,000
		2014	$275,000	$–	$–	$–		$275,000

(1)	This column discloses the dollar amount of the aggregate grant date fair value of restricted stock granted in the year.

(2)	Mr. Ladd was appointed Interim Chief Financial Officer on December 8, 2015.

(3)	Mr. Traversa served as Chief Financial Officer through November 30, 2015.

(4)	Represents payments for accrued but unused vacation paid upon termination on November 30, 2015.

Grants of Plan–Based awards

There were no plan–based awards in Fiscal 2015.

Outstanding equity awards at December 31, 2015

There were no outstanding equity awards at December 31, 2015.

12

Employment agreements

On November 19, 2012, the Company entered into an employment agreement with Robert B. Ladd, to act as its President and Chief Executive Officer. Upon execution of the agreement, Mr. Ladd was granted a $100,000 cash payment and 50,000 shares of restricted Common stock. The agreement provided for a two–year term, subject to automatic renewals. The agreement provided for a base salary of $285,000 per year. Pursuant to the employment agreement, Mr. Ladd is eligible for a cash and/or equity bonus as determined by the Compensation Committee. Pursuant to the agreement, in the event that Mr. Ladd dies or is permanently disabled or he is terminated without good cause or he resigns for Good Reason. Mr. Ladd is entitled to (i) a severance payment equal to the higher of his base salary for the remaining term of this agreement or twelve times the average monthly Base Salary paid or accrued during the three full calendar months immediately preceding such determination; (ii) expense compensation in an amount equal to twelve times the sum of the average Base Salary during the full calendar months preceding such termination; (iii) immediate vesting of all stock options; (iv) vacation pay for any vacations days earned but not taken; (v) medical insurance for 12 months; and (vi) the cost of office space, not to exceed $3,000 per month. Good Reason includes a change of control. If payments are subject to the excise tax imposed by Section 4999 of the Code, the Company will pay Mr. Ladd an additional amount so that the net amount retained by Mr. Ladd shall be equal to what his Total Payments would have been without the Excise Tax and any state and local income taxes. If the Company terminates Mr. Ladd for Cause or Mr. Ladd resigns without Good Reason, he shall only be entitled to any compensation earned but not paid at such time. Mr. Ladd’s employment agreement was filed as an exhibit to the Current Report on Form 8–K we filed with the SEC on November 23, 2012; all defined terms not otherwise defined herein are defined in such employment agreement.

On January 28, 2014, the Company entered into an amendment to Mr. Ladd’s employment agreement which extended the agreement’s term for an additional year, through November 30, 2015. On September 28, 2015, the Company provided Mr. Ladd with written notice of its intent not to renew the employment agreement.

On October 7, 2015, the Company entered into an amended and restated employment agreement with Mr. Ladd, effective October 1, 2015. The agreement amends and restates in its entirety the employment agreement entered into between the Company and Mr. Ladd on November 19, 2012 as amended January 28, 2014. The term of the agreement shall expire on November 30, 2016, subject to automatic renewals of one year. Upon execution of the agreement, Mr. Ladd was granted 200,000 shares of restricted common stock. The agreement provides for a base salary of $199,500 per year. Pursuant to the employment agreement, Mr. Ladd is eligible for a cash and/or equity bonus as determined by the Compensation Committee. Pursuant to the agreement, in the event that Mr. Ladd dies or is permanently disabled or he is terminated without good cause or he resigns for Good Reason. Mr. Ladd is entitled to (i) a severance payment equal to the higher of his base salary for the remaining term of this agreement or twelve times the average monthly Base Salary paid or accrued during the three full calendar months immediately preceding such determination; (ii) expense compensation in an amount equal to twelve times the sum of the average Base Salary during the full calendar months preceding such termination; (iii) immediate vesting of all stock options; (iv) vacation pay for any vacations days earned but not taken; (v) medical insurance for 12 months; and (vi) the cost of office space, not to exceed $3,000 per month. Good Reason includes a change of control. If payments are subject to the excise tax imposed by Section 4999 of the Code, the Company will pay Mr. Ladd an additional amount so that the net amount retained by Mr. Ladd shall be equal to what his Total Payments would have been without the Excise Tax and any state and local income taxes. If the Company terminates Mr. Ladd for Cause or Mr. Ladd resigns without Good Reason, he shall only be entitled to any compensation earned but not paid at such time. Mr. Ladd’s employment agreement was filed as an exhibit to the Current Report on Form 8–K we filed with the SEC on October 9, 2015; all defined terms not otherwise defined herein are defined in such employment agreement.

On July 7, 2016, the Company entered into an employment agreement with Robert B. Ladd, to act as its President and Chief Operating Officer. Please see the discussion under Proposal 7 below for a more detailed description of the terms of Mr. Ladd’s employment agreement.

On January 28, 2014, the Company entered into an amendment to Mr. Traversa’s employment agreement which extended the agreement’s term for an additional year, through November 30, 2015. On September 28, 2015, the Company provided Mr. Traversa with written notice of its intent not to renew the employment agreement. Mr. Traversa’s employment with the Company terminated on November 30, 2015, in accordance with the terms of his employment agreement.

As mentioned above, the Company agreed to enter into an employment agreement with John McAfee pursuant to which Mr. McAfee will join the Company as Executive Chairman of the Board of Directors and Chief Executive Officer of the Company at the closing of the transaction contemplated in the APA. It is currently contemplated that Mr. McAfee will have a base annual salary of $1.00 per day, payable at such times as the Company customarily pays is other senior level employees. In addition, Mr. McAfee will be granted Executive options (the “Options”) to purchase an aggregate of six million (6,000,000) shares of the Company’s common stock (the “Option Shares”), which shall be exercisable for a period of five (5) years as follows:

13

●	Options to purchase 1,000,000 shares of the Company’s Common Stock at a per–share price of the higher of $0.25 or the closing price of the Company’s Common Stock as quoted on the NYSE MKT as of the date of the full execution hereof;

●	Options to purchase 2,000,000 shares of the Company’s Common Stock at a purchase price of $0.50 per share; and

●	Options to purchase 3,000,000 shares of the Company’s Common Stock at a purchase price of $1.00 per share.

Mr. McAfee will also be eligible to earn a cash and/or equity bonus as the Compensation Committee may determine, from time to time, based on meeting performance objectives and bonus criteria to be mutually identified by Mr. McAfee and the Compensation Committee. Such objectives and criteria may be based on a favorable sale or merger of the Company, in additional to operating metrics.

As stated above, there can be no assurance that the conditions to closing the APA can be obtained nor that the transaction will be approved by shareholders of the Company.

Securities authorized for issuance under equity compensation plans

No option grants were issued during the year ended December 31, 2015. The table below provides information on our equity compensation plans as of December 31, 2015:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted–average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans(excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	–	$–	$1,780,808	(1)
Equity compensation plans not approved by security holders	–	–	–
Total	–	$–	$1,780,808	(1)

(1)	On December 31, 2015, the Company’s stockholders approved an increase of the number of shares of Common stock issuable under the Company’s 2012 Stock Incentive Plan to 3,000,000 shares. As of December 31, 2015, the Company issued an aggregate of 1,219,192 restricted shares under the Company’s 2012 Stock Incentive Plan, as amended.

Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management

The following tables set forth certain information regarding beneficial ownership of the Common stock as of the Record Date, of:

●	Each person serving as a director, a nominee for director, or executive officer of the Company;

●	All executive officers and directors of the Company as a group; and

●	All persons who, to our knowledge, beneficially own more than five percent of the common stock.

14

“Beneficial ownership” means direct or indirect voting or investment power over outstanding stock and stock which a person has the right to acquire now or within 60 days after July 31, 2016. See the accompanying footnotes to the tables below for more detailed explanations of the holdings. Except as noted, to our knowledge, the persons named in the tables beneficially own and have sole voting and investment power over all shares listed.

Percentage beneficially owned is based upon 25,997,017 shares of Common Stock issued and outstanding as of the Record Date.

Each share of Common Stock has one vote per share of Common Stock held.

Name of Beneficial Owner (1)	Numbers of shares of Common Stock beneficially owned	Percentage of Common Stock beneficially owned
Robert B. Ladd (2)	2,540,000	9.77%
H. Robert Holmes (3)	488,819	1.88%
Michael Onghai	336,000	1.29%
John McAfee (4)	6,000,000	23.07%
Nolan Bushnell	150,000	*
Officers and directors as a group ( 5 persons):	9,514,819	36.60%
Iroquois Capital Management L.L.C. (5)	1,740,496	6.69%

* Less than 1%

(1)	Unless otherwise noted, the addresses for the above persons are care of the Company at 500 Mamaroneck Avenue, Suite 320, Harrison, NY 10528.

(2)	Mr. Ladd owns 540,000 shares of Common stock directly. Includes 2,000,000 restricted stock, 1/3 of which shall vest within 12 months from the execution of the employment agreement with Mr. Ladd, another 1/3 within 18 months, and the remaining 1/3 within 24 months from the execution of the agreement. The issuance of the restricted stock under the agreement is subject to stockholder approval pursuant to Proposal 4.

(3)	Includes 400,000 restricted stock, 1/2 of which shall vest within 12 months from grant, another 1/4 within 18 months, and the remaining 1/4 within 24 months from the grant.

(4)	Include (i) options to purchase 1,000,000 shares of the Company’s Common Stock at a per–share price of the higher of $0.25 or the closing price of the Company’s Common Stock as quoted on the NYSE MKT as of the date of the execution of his Employment Agreement on July 7, 2016; (ii) options to purchase 2,000,000 shares of the Company’s Common Stock at a purchase price of $0.50 per share; (iii) options to purchase 3,000,000 shares of the Company’s Common Stock at a purchase price of $1.00 per share;

(5)	As reported on Amendment Number 4 to the Schedule 13G filed by, among others, Iroquois Capital Management, LLC (“Iroquois Investment Manager”), Iroquois Master Fund Ltd (“Iroquois Fund”), Joshua Silverman and Robert Abbe with the SEC on May 9, 2016, Mr. Silverman and Mr. Abbe are members of Iroquois Investment Manager which is the investment manager of Iroquois Fund. The address of Iroquois Fund is 205 East 42nd St– 20th Fl., New York, New York 10017.

15

Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management Upon Closing of APA

The following table lists the beneficial ownership of the Company’s officers and directors, as well as those shareholders that will beneficially own more than 5% of our outstanding common stock upon the closing of the transactions contemplated under the APA. There can be no assurance that the conditions to closing the transactions contemplated under the APA can be obtained, or that shareholder approval will be obtained.

The percentages below are based upon 69,797,017 shares of Common Stock issued and outstanding and assumes the issuance of shares pursuant to the APA. “Beneficial ownership” means direct or indirect voting or investment power over outstanding stock and stock which a person has the right to acquire now or within 60 days after July 31, 2016. See the accompanying footnotes to the tables below for more detailed explanations of the holdings. Except as noted, to our knowledge, the persons named in the tables beneficially own and have sole voting and investment power over all shares listed

Name of Beneficial Owner (1)	Numbers of shares of Common Stock beneficially owned	Percentage of Common Stock beneficially owned
Robert B. Ladd (2)	2,540,000	3.63%
H. Robert Holmes(3)	488,819	*
Michael Onghai	336,000	*
John McAfee (4)	11,900,000	17.05%
Nolan Bushnell	150,000	*
Officers and directors as a group (5 persons):	15,414,819	22.08%
Eric J Anderson(5)	5,000,000	7.16%

* Less than 1%

(1)	Unless otherwise noted, the addresses for the above persons are care of the Company at 500 Mamaroneck Avenue, Suite 320, Harrison, NY 10528.

(2)	Mr. Ladd owns 540,000 shares of Common stock directly. Includes 2,000,000 restricted stock, 1/3 of which shall vest within 12 months from the execution of the employment agreement with Mr. Ladd, another 1/3 within 18 months, and the remaining 1/3 within 24 months from the execution of the agreement. The issuance of the restricted stock under the agreement is subject to stockholder approval pursuant to Proposal 4.

(3)	Includes 400,000 restricted stock, 1/2 of which shall vest within 12 months from grant, another 1/4 within 18 months, and the remaining 1/4 within 24 months from the grant.

(4)	Include (i) options to purchase 1,000,000 shares of the Company’s Common Stock at a per-share price of the higher of $0.25 or the closing price of the Company’s Common Stock as quoted on the NYSE MKT as of the date of the execution of his Employment Agreement on July 7, 2016; (ii) options to purchase 2,000,000 shares of the Company’s Common Stock at a purchase price of $0.50 per share; (iii) options to purchase 3,000,000 shares of the Company’s Common Stock at a purchase price of $1.00 per share; and 5,900,000 shares of common stock that may be issuable to Janice Dyson, Mr. McAfee’s wife upon the closing of the APA;

16

(5)	Consists of 5,000,000 shares of common stock issuable upon closing of the APA.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the Company’s stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and changes in ownership of the Company’s securities. Based solely on a review of the reports furnished to us, or written representations from Reporting Persons that all reportable transaction were reported, we believe that during the fiscal year ended December 31, 2015, our officers, directors and greater than ten percent stockholders timely filed all reports and did not miss any filings as required to file under Section 16(a) except that Joshua Silverman, who was required to file a Form 4 in connection with his purchase of the Company’s securities on October 8, 2015, filed a form 5 reporting such purchase in February 2016.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On October 8, 2015, the Company sold an aggregate of 300,000 shares of common stock and warrants to purchase up to 600,000 shares of common stock to Iroquois Master Fund Ltd., an entity controlled by Joshua Silverman. Mr. Silverman and Mr. Ladd executed voting agreements in connection with the sale of the shares of common stock, agreeing to vote in favor of a shareholder proposal to permit the full exercise of the warrants issued.

PROPOSAL NO. 2

THE RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS

THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR

FISCAL YEAR 2016

The Board of Directors has appointed Friedman LLP (“Friedman”) as our independent registered certified public accounting firm for the fiscal year 2016 and has further directed that the selection of Friedman be submitted to a vote of stockholders at the annual meeting for ratification.

As described below, the stockholder vote is not binding on the Board. If the appointment of Friedman is not ratified, the Board will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re–submitting the matter to stockholders. Further, even if the appointment of Friedman is ratified, the Board may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders.

17

Representatives of Friedman are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

Marcum LLP (“Marcum”) served as our independent auditors for the fiscal year ended December 31, 2014. On January 25, 2016, we dismissed Marcum, and Friedman LLP (“Friedman”) became our independent auditor. The following is a summary of the fees billed to the Company for professional services rendered for the fiscal years ended December 31, 2015 and 2014.

	Year ended December 31,
	2015	2014
Audit	$193,000	$218,000
Tax	74,000	32,000
	$267,000	$250,000

Audit fees consist of fees billed for services rendered for the audit of our financial statements and review of our financial statements included in our quarterly reports on Form 10–Q.

Tax fees consist of fees billed for professional services related to the preparation of our U.S. federal and state income tax returns and tax advice.

The Audit Committee pre–approved all audit–related fees. After considering the provision of services encompassed within the above disclosures about fees, the Audit Committee has determined that the provision of such services is compatible with maintaining Marcum and Friedman’s independence.

Pre–approval policy of services performed by independent registered public accounting firm

The Audit Committee’s policy is to pre–approve all audit and non–audit related services, tax services and other services. Pre–approval is generally provided for up to one year, and any pre–approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated the pre–approval authority to its chairperson when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre–approval and the fees for the services performed to date.

Votes required

The ratification of the appointment of Friedman as our independent registered certified public accounting firm for the fiscal year 2016 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at a duly called meeting.

Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF FRIEDMAN AS OUR INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR THE YEAR 2016.

PROPOSAL NO. 3

To authorize the issuance of 43,800,000 shares of Common Stock to S ellers in the APA , as amended , in accordance with NYSE MKT Company Guide Section 712;

Background

We, through our wholly owned subsidiary, MGT Cybersecurity, Inc. entered into the APA to acquire certain assets related to the D–Vasive business (as defined below). D–Vasive, Inc., a Wyoming corporation, is in the business of developing and marketing of certain privacy and anti–spy applications (the “D–Vasive Business”). Pursuant to the terms of the APA, the Company has agreed to purchase assets (“Purchased Assets”) integral to the D–Vasive Business, including but not limited to applications for use on mobile devices, intellectual property, customer lists, databases, sales pipelines, proposals and project files, licenses and permits. Among the Purchased Assets is the D–Vasive application which is designed for protection from invasive applications that seek access to personal contacts, cameras and other information on smart phones, tablets and other mobile devices.

18

Description of the APA

Upon the closing of the transaction contemplated under the APA, the Company will acquire the Purchased Assets in consideration of (i) $300,000 (the “Closing Cash”), (ii) 8,760,000 unregistered shares of Common Stock of the Company (the “Escrow Shares”) to be held in escrow for six months pending satisfaction of the representation and warranties in the APA; and (iii) 35,040,000 unregistered shares of Common Stock of the Company (the “Closing Shares” together with Escrow Shares the “Purchase Price Shares”). The Closing Cash, the Escrow Cash and Closing Shares are collectively referred to as the “Purchase Price”.

The APA includes customary representation and warranties of the parties as well as termination and closing conditions. The closing of the transaction contemplated in the APA is contingent on satisfaction or waiver of the closing conditions set therein including the approval of the Company’s shareholders. The Company also agreed as part of the closing conditions to enter into certain consulting agreements with Future Tense Secure Systems, Inc., certain employment agreements with key management of D–Vasive and an employment agreement with John McAfee pursuant to which Mr. McAfee will join the Company as Executive Chairman of the Board of Directors and Chief Executive Officer of the Company at the closing of the transaction contemplated in the APA. There can be no assurance that the conditions to closing the transactions described herein can be obtained nor that the transaction will be approved by shareholders of the Company.

Reasons for requesting stockholder approval

Our Common Stock is currently listed on NYSE MKT, and therefore we are subject to the NYST MKT Company Guide. NYSE MKT Company Guide Section 712 requires stockholder approval as a prerequisite for NYSE MKT approval to list additional shares to be issued as sole or partial consideration for an acquisition of the stock or assets of another company if the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common shares of 20% or more. We are therefore seeking stockholder approval to issue greater than 20% of our outstanding Common Stock to the D–Vasive Sellers, as required under NYSE MKT Company Guide Section 712.

We seek approval of this Proposal 3 in order to ensure compliance with NYSE MKT Company Guide Section 712 and recommend approval as required by the APA.

Reasons for the acquisition and effect on current stockholders

Our Board of Directors determined that the acquisition of the D–Vasive Business pursuant to the terms of the APA was in the best interests of our Company because the D–Vasive Business will give the Company a starting point to enter into the cybersecurity industry.

The APA does not affect the rights of the holders of outstanding Common Stock. However, the issuance of the Purchase Price Shares pursuant to the terms of the APA will have a dilutive effect on the existing stockholders’ voting power. Upon issuance of the Purchase Price Shares upon Closing, D–Vasive Sellers would hold approximately 63% of the outstanding shares of our Company and would be our largest stockholders. D–Vasive Sellers may be in a position to exert influence over our Company and there is no guarantee that the interests of D–Vasive Sellers will align with the interests of other stockholders.

Regulatory approvals required for the acquisition

We are not aware of any regulatory filings or approvals that are required in connection with the transactions contemplated by the APA.

19

Restrictions on sales of Purchase Price Shares received in the acquisition

The Purchase Price Shares to be issued in the Acquisition will be restricted and subject to restrictions on resale. In general, Purchase Price shares can be sold pursuant to Rule 144 exemptions after six to twelve month holding periods. In addition, Purchase Price Shares held by Officers and Directors of the Corporation are subject to a twelve–month lock–up period. The Company may in its sole discretion file one or more Registration Statements using Forms 1, 4 or 8 in order to facilitate open market or private sales of the Purchase Shares.

General information about D–Vasive Business

D–Vasive Inc. was officially recognized as a corporation by the state of Wyoming in October of 2014. D–Vasive Inc. was founded upon and is dedicated to securing privacy.

D–Vasive offers software products that are intended to empower users by offering them what we believe to be an unprecedented level of control over their devices. With the onslaught of services available for free, users have now become the product and their personal information is being data mined. Due to national security concerns, individual privacy is being compromised and D–Vasive software products offer a unique solution to privacy concerns by allowing mobile and PC users to disable their camera, microphone, Bluetooth, and Wi–Fi. D–Vasive is also capable of alerting users with notifications when their device’s hardware is being accessed. D–Vasive products are suitable for everyday device usage, corporate usage, and governmental usage.

20

Unaudited condensed consolidated pro–forma financial statements

Unaudited pro forma consolidated statements of operations for the year ended December 31, 2015

	MGT	D–Vasive	Consolidated
	Twelve months ended	Fiscal year ended	Twelve months ended	Pro–forma
	December 31, 2015	March 31, 2016	March 31, 2016	adjustments		Pro–forma
	(unaudited)	(unaudited)	(unaudited)	(unaudited)		(unaudited)
Revenue	$104	$10	$114	–		114

Cost of revenues	5	–	5	–		5

Gross margin	99	10	109	–		109

Operating expenses
Commission	–	2	2	–		2
Computer and Internet Expense	–	1	1	–		1
Selling, general and administrative expenses	2,821	4	2,825	2,081	(2)(4)(5)	4,906
Total operating expenses	2,821	7	2,828	2,081		4,909

Operating income / (loss)	(2,722)	3	(2,719)	(2,081)		(4,800)

Other non–operating expenses
Interest and other income	(23)	–	(23)	–		(23)
Impairment of notes receivable	(556)	–	(556)	–		(556)
Impairment of intangible assets	(472)	–	(472)	–		(472)
Loss on sale of assets	(144)	–	(144)	–		(144)
	(1,195)	–	(1,195)	–		(1,195)

Income tax provision	–	1	1			1

Net income / (loss) from continuing operations	(3,917)	2	(3,915)	(2,081)		(5,996)

Discontinued operations – Draftday.com
Net loss from discontinued operations	(1,068)	–	(1,068)	–		(1,068)
Gain on termination of asset purchase agreement	250	–	250	–		250
Loss on sale of assets	(387)	–	(387)	–		(387)
	(1,205)	–	(1,205)	–		(1,205)

Net income / (loss)	(5,122)	2	(5,120)	(2,081)		(7,201)

Net Loss attributable to non–controlling interest	341	–	341			341

Net income (loss) attributable to common stockholders	$(4,781)	$2	$(4,779)	$(2,081)		$(6,860)

Other comprehensive loss
Realized loss on discontinued operations	281	–	281	–		281
Unrealized loss on investments	(1,206)	–	(1,206)	–		(1,206)
Total other comprehensive loss	$(5,706)	$2	$(5,704)	$(2,081)		$(7,785)

Per share data
Basic and diluted loss per share – continuing operations	$(0.26)	$0.00	$(0.15)	$(0.00)		$(0.08)
Basic and diluted loss per share – discontinued operations	(0.09)	–	(0.05)	–		(0.02)
Basic and diluted loss per share	$(0.35)	$0.00	$(0.20)	$(0.00)		$(0.10)

Weighted average number of Common shares outstanding	13,894,355	10,000,000	23,894,355	45,836,173		69,730,528

21

Unaudited pro forma condensed combined balance sheet as March 31, 2016

	MGT	D–Vasive	Consolidated			Pro–forma
	As of	As of	As of	Pro–forma		As of
	March 31, 2016	March 31, 2016	March 31, 2016	adjustments		March 31, 2016
	(unaudited)	(unaudited)	(unaudited)	(unaudited)		(unaudited)

Assets
Current assets
Cash and cash equivalents	$189	$1	$190	2,427	(1)(4)(6)	$2,617
Prepaid expenses and other current assets	3	2	5	–		5
Investments available for sale	880	–	880	(487)	(8)	393
Notes receivable	640	–	640	–		640
Total current assets	1,712	3	1,715	1,940		3,655

Non–current assets
Restricted cash	–	–	–	–		–
Property, plant and equipment, at cost, net	30	2	32	(5)	(8)	27
Intangible assets	673	–	673	(673)	(8)	–
Goodwill	1,496	–	1,496	(1,496)	(8)	–
Notes receivable, net	30	–	30	–		30
Investments, at cost	1,380	–	1,380	–		1,380
Total assets	$5,321	$5	$5,326	$(234)		$5,092

Liabilities and equity
Current liabilities
Accounts payable	$122	$–	$122	–		$122
Accrued expenses	37	–	37	–		37
Notes payable	–	–	–	–	(1)(3)	–
Other payables	12	–	12	–		12
Total current liabilities	171	–	171	–		171

Commitments and contingencies
Undesignated preferred shares – 8,583,840 authorized; par value $0.001; 0 shares issued and outstanding	–	–	–	–		–
Equity
Preferred shares – 1,000,000 authorized; par value $0.001; 0 shares issued and outstanding	–	–	–	–		–
Common shares – 10,000,000 authorized; par value $0.001; 10,000,000 issued and outstanding; (69,730,528 pro forma)	18	10	28	42	(2)(3)(5)(6)	70
Additional paid–in capital	311,207	(10)	311,197	(305,444)	(2)(3)(5)(6)(7)(8)	5,753
Accumulated other comprehensive loss	(776)	–	(776)	776	(7)	–
Retained earnings (deficit)	(305,281)	5	(305,276)	304,374	(2)(4)(5)(7)	(902)
Non–controlling interest	(18)	–	(18)	18	(7)	–
Total equity	5,150	5	5,155	(234)		4,921
Total liabilities and equity	5,321	5	5,326	(234)		5,092

22

Notes to unaudited pro–forma financial statements

Basis of Presentation

The following unaudited pro forma consolidated financial statements of MGT Capital Investments, Inc., (the “Company”) and D-Vasive, Inc. (“D-Vasive”) are provided to assist you in your analysis of the financial aspects of the proposed consolidated entity on a non-generally accepted accounting principle basis.

The unaudited pro forma consolidated statements of operations for the year ended December 31, 2015 and the fiscal year end historical statements of operations of D-Vasive ended March 31, 2016.

The unaudited pro forma combined balance sheet combines the historical balance sheets of the Company and D-Vasive as of March 31, 2016.

The pro forma is presented as if the below transaction was accounted for as a reverse acquisition. D-Vasive is deemed the accounting acquirer while the Company remains the legal acquirer.

Acquisition of D-Vasive, Inc.

We, through our wholly owned subsidiary, MGT Cybersecurity, Inc. entered into the APA to acquire certain assets related to the D–Vasive business (as defined below). D–Vasive, Inc., a Wyoming corporation, is in the business of developing and marketing of certain privacy and anti–spy applications (the “D–Vasive Business”). Pursuant to the terms of the APA, the Company has agreed to purchase assets (“Purchased Assets”) integral to the D–Vasive Business, including but not limited to applications for use on mobile devices, intellectual property, customer lists, databases, sales pipelines, proposals and project files, licenses and permits. Among the Purchased Assets is 100% of the membership interest in Demonsaw LLC, a company that is developing and marketing certain secure and anonymous information sharing applications that provide user–configurable levels of secrecy, privacy and anonymity as well as the D–Vasive application which is designed for protection from invasive applications that seek access to personal contacts, cameras and other information on smart phones, tablets and other mobile devices.

Upon the closing of the transaction contemplated under the APA, the Company will acquire the Purchased Assets in consideration of (i) $300,000 (the “Closing Cash”), (ii) 8,760,000 unregistered shares of Common Stock of the Company (the “Escrow Shares”) to be held in escrow for six months pending satisfaction of the representation and warranties in the APA; and (iii) 35,040,000 unregistered shares of Common Stock of the Company (the “Closing Shares” together with Escrow Shares the “Purchase Price Shares”). The Closing Cash, the Escrow Cash and Closing Shares are collectively referred to as the “Purchase Price”.

As a result of the APA, we will have acquired 100% of the common stock of D-Vasive and consequently, control of the business and operations of D-Vasive. D-Vasive is deemed the accounting acquirer while the Company remains the legal acquirer. The fair value of the net assets acquired such as, the goodwill and intangible assets were written off.

D–Vasive has also acquired all of the membership interest of Demonsaw LLC, a company that is developing and marketing certain secure and anonymous information sharing applications that provide user–configurable levels of secrecy, privacy and anonymity.

Pro-forma adjustments

1.	The receipt by D-Vasive of $850,000 for the issuance of convertible debentures.

2.	The recapitalization of D-Vasive by the issuance of an additional 5,000,000 shares recorded as compensation.

3.	The issuance by D-Vasive of 28,800,000 shares of its common stock to extinguish the convertible debentures.

4.	To record the use of the cash received of $850,000 with the issuance of the convertible debentures.

5.	To record the issuance of 1,631,000 shares of MGT common stock valued at $1,174,000 for compensation.

6.	To record the conversion of warrants of MGT into 6,197,796 shares of MGT stock for cash of $2,427,000.

7.	To reclassify MGT’s equity accounts into additional paid-in capital in connection with the recapitalization of D-Vasive.

8.	To reflect the fair value of MGT’s assets and liabilities at the time of the reverse acquisition.

23

D-Vasive’s Management’s discussion and analysis of financial condition and results of operations

Executive summary

D–Vasive Inc. was incorporated in Wyoming in October 2014. D–Vasive’s founding mission is dedicated to securing privacy. Privacy has become a major political and industrial concern globally, and directly affects every individual world–wide. This trend has created a growing new frontier in the security market, providing D–Vasive opportunities to address this market with its existing and future technology that may be developed or acquired. D–Vasive’s software products offer a powerful tool for protection from the proliferation of invasive apps by consumer products companies, social networks, financial institutions and others. These invasive apps can secretly turn on a phone’s microphone and camera, as well as monitor geographic movements and access contacts. The D–Vasive technology operates in a unique way, allowing the user to manage and control the device’s internal hardware. D–Vasive allows users to manage privacy concerns by allowing mobile and desktop users to disable the camera, microphone, Bluetooth, and Wi–Fi capabilities. The software can also alert users with notifications when this device hardware is being accessed. D–Vasive products are designed for daily usage by corporations, individuals and governments.

D–Vasive has also acquired all of the membership interest of Demonsaw LLC, a company that is developing and marketing certain secure and anonymous information sharing applications that provide user–configurable levels of secrecy, privacy and anonymity.

Results of operations

Year ended March 31, 2016 and for the period from October 21, 2014 through March 31, 2015

The Company achieved the following results for the periods ended March 2016, and 2015:

●	Revenue was $9,611 (2015: $9,099)

●	Operating expenses were $7,086 (2015: $6,084);

●	Net income was $2,296 (2015: $2,604) and resulted in a basic and diluted loss per share of $0.00 (2015: $0.00).

Revenue remained constant from 2015 to 2016.

The increase in our operating expenses during the year ended March 31, 2016 was primarily due to increased compensation expense and selling, general and administrative expenses.

Liquidity and capital resources

	March 31, 2016	March 31, 2015
Working capital summary
Cash and cash equivalents	$1,054	$860
Accounts receivable, net	-	2,155
Other current assets	1,741	-
Current liabilities	(229)	(411)
Current liabilities – Discontinued operations	–	–
Working capital surplus	$2,566	$2,604

	Year ended March 31,
	2016	2015
Cash (used in) / provided by
Operating activities	$2,588	$860
Investing activities	(2,394)	–
Net change in cash and cash equivalents	$1,054	$860

On March 31, 2016, D-Vasive’s cash and cash equivalents were $1,054. The Company continues to exercise discipline with respect to current expense levels. Our cash and cash equivalents have increased during the year March 31, 2016, primarily due to $2,588 provided by operating activities, offset by $2,394 used in investing activities.

Operating activities

Our net cash provided by operating activities differs from the net loss predominantly because of movement in working capital.

Investing activities

The Company purchased $2,394 in equipment during the year ended March 31, 2016.

Risks and uncertainties related to our future capital requirements

The accompanying condensed financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company is an emerging growth company, incorporated on October 21, 2014. The Company has minimal revenues since inception and a slightly positive working capital ratio. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

The Company is attempting to further implement its business plan and generate sufficient revenues; however, its cash position may not be sufficient to support its daily operations. While the Company believes in the viability of its strategy to further implement its business plan and generate sufficient revenues and in its ability to raise additional funds by way of a public or private offering, there can be no assurance to that effect. The ability of the Company to continue as a going concern is dependent upon its ability to further implement its business plan and generate sufficient revenues and its ability to raise additional funds by way of a public or private offering.

24

Off–balance sheet arrangements

We have no obligations, assets or liabilities which would be considered off–balance sheet arrangements. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off–balance sheet arrangements.

Events subsequent to execution of APA

Subsequent to the execution of the APA, the Company and MGT Cybersecurity, Inc., a Delaware corporation wholly owned by the Company, entered into an asset purchase agreement (the “Demonsaw APA”) with Demonsaw LLC, a Delaware company (“Demonsaw”) and the shareholders of Demonsaw, for the purchase of certain technology and assets of Demonsaw for 20,000,000 shares of the Company’s common stock. The Demonsaw APA includes customary representations and warranties of the parties as well as termination and closing conditions.

However, prior to the closing of this transaction, the Company and Demonsaw executed an agreement to terminate Asset Purchase Agreement, pursuant to Section 3.4 of the Demonsaw APA. Subsequently, D-Vasive entered into a Membership Interest Purchase Agreement (the “LLC Purchase Agreement”) with the holders of all of Demonsaw’s outstanding membership interest whereby D-Vasive purchased all such membership interest from the Demonsaw members. The closing of the transaction contemplated under the LLC Purchase Agreement is contingent on, among other things, the closing of the transaction contemplated under the APA.

As a result of the above described transaction, the APA by and among the Company and D–Vasive was amended to, among other things, specify that the assets of D–Vasive being purchased pursuant to the APA include the assets of Demonsaw, and the issuance of Company common shares to D–Vasive shall increase to 43,800,000 from 23,800,000.

Related Party Transaction - Common Ownership of D-Vasive and Demonsaw

As discussed above, upon the closing of the transaction contemplated under the APA, John McAfee will be appointed as the Company’s Executive Chairman of the Board of Directors and Chief Executive Officer. Janice Dyson, the wife of Mr. McAfee, owns 33% of the currently outstanding shares of common stock of Future Tense Secure Sytems, Inc., which in turn owns 50.4% of the outstanding shares of common stock of D-Vasive. Further, Future Tense Secure Systems, Inc. owns 23% of the membership interest of Demonsaw.

Effect of APA on Shareholders

As of July 31, 2016, we had 25,997,017 shares of Common Stock issued and outstanding and 49,002,983 shares of Common Stock that were authorized but unissued. Assuming that the closing of the APA occurs, the issuance of Company common stock pursuant thereto will, if Proposal No. 5 is not approved, result in a significant decrease in the amount of shares of Common Stock that the Company will have authorized but unissued, which will be 5,202,983 shares of Common Stock. Further, the issuance of shares of the Company’s common stock pursuant to the APA will have a dilutive effect on the Company’s existing shareholders. Below is a table illustrating the dilutive effect of the APA.

	Collective Share Ownership Percentage Prior to APA	Collective Share Ownership Percentage After Closing of APA
Current Shareholders	100%	37.25%
New Shareholder pursuant to APA	0%	62.75%

Votes required

The issuance of the Purchase Price Shares requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at a duly called meeting.

Recommendation

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ISSUANCE OF THE PURCHASE PRICE SHARES, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 4

To approve the Company’s 2016 Stock Option Plan (the “Plan”) and approve the issuance of 6 ,000,000 options AND 2,000,000 RESTRICTED STOCK under the Plan to certain officers of the Company.

The Company is seeking stockholder approval for the MGT Capital Investment Inc. 2016 Equity Incentive Plan, in the form of Annex B hereto. No grants have been made to date under the 2016 Plan and the Company is seeking stockholder approval to issue 6 ,000,000 options and 2,000,000 restricted stock under the Plan to certain officers of the Company. The maximum number of shares of common stock that may be issued under the 2016 Plan shall initially be 18,000,000.

The purpose of our Plan is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons into our development and financial success. The 2016 Plan permits the grant of the following types of incentive awards:

●	Incentive Stock Options;

●	Non–qualified stock options; and

●	Restricted Stock.

25

The 2016 Plan is administered by our Nomination and Compensation Committee, consisting of at least two directors who qualify as “independent directors” under the rules of the NASDAQ Stock Market, “non–employee directors” under Rule 16b–3 of the Securities Exchange Act of 1934, as amended, and as “outside directors” under Section 162(m) of the Code.

Subject to the terms of the Plan, the Board of Directors has the sole discretion to select the directors, officers, employees, consultants and advisors who will receive awards, determine the terms and conditions of the awards, and interpret the provisions of the Plan and outstanding awards. Our Board of Directors generally may amend or terminate the Plan at any time and for any reason, except that no amendment, suspension, or termination may impair the rights of any participant without his or her consent, and except that approval of our shareholders is required for any amendment which:

●	materially increases the number of shares subject to the Plan;

●	materially increases the benefits accruing to the participants;

●	materially modifies the requirements for eligibility for awards;

●	decreases the exercise price of an option;

●	extends the term of any option beyond the limits currently provided by the Plan; or

●	reduces the exercise price of outstanding options or effects repricing through cancellations and regranting of new options.

Subject to the foregoing, our Plan’s administrator also has authority to amend outstanding awards prospectively or retrospectively, but no such amendment shall impair the rights of any participant without such participant’s consent.

If any award under the Plan is cancelled prior to its exercise or vesting in full, or if the number of shares subject to an award is reduced for any reason, the shares of our stock that are no longer subject to such award will be returned to the available pool of shares reserved for issuance under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Internal Revenue Code.

Effect of Issuance under the Plan

As of July 31, 2016, we had 25,997,017 shares of Common Stock issued and outstanding and 49,002,983 shares of Common Stock that were authorized but unissued. Of the amount of shares currently issued and outstanding, Mr. Ladd owns 540,000 shares of the Company’s Common Stock, or 2.1%. Mr. McAfee currently does not own any shares of the Company’s Common Stock. Pursuant to the employment agreement with Mr. Ladd, he is to be granted 2,000,000 shares of restricted Common Stock and Mr. McAfee is to be granted options to purchase an aggregate of 6,000,000 shares of the Company’s Common Stock. The issuance of the options and restricted shares to each of the individuals listed below will have the following dilutive effect of current shareholders,

	Share Ownership Prior to Grant	Amount of Stock Options Grants/Restricted Stock upon Approval		Share Ownership Percentage Prior to Issuance of Options(1)	Share Ownership After Issuance and Exercise of Options(2)
Current Shareholders		0		97.9%	74.8%
Robert Ladd	540,000	2,000,000		2.1%	7.5%
John McAfee	0	6,000,000	(3)	0%	17.7%

(1)	Based on 25,997,017 shares of common stock issued and outstanding

(2)	Based on 33,997,017 shares of common stock that will be issued and outstanding assuming the exercise of options granted under the Plan. This also assumes that the transactions contemplated under the APA are not effected.

(3)	Consists of (i) options to purchase 1,000,000 shares of the Company’s Common Stock at a per–share price of the higher of $0.25 or the closing price of the Company’s Common Stock as quoted on the NYSE MKT as of the date of the execution of his Employment Agreement on July 7, 2016; (ii) options to purchase 2,000,000 shares of the Company’s Common Stock at a purchase price of $0.50 per share; (iii) options to purchase 3,000,000 shares of the Company’s Common Stock at a purchase price of $1.00 per share.

Issuance of the Option under the 2016 Plan

Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the Plan. This summary does not purport to consider all of the possible U.S. federal tax consequences of the awards and is not intended to reflect the particular tax position of any award recipient. This summary is based upon the U.S. federal tax laws and regulations now in effect and as currently interpreted and does not take into account possible changes in such tax laws or such interpretations, any of which may be applied retroactively. Award recipients are strongly advised to consult their own tax advisors for additional information.

Grant of an Option. The grant of an option is not expected to result in any taxable income for the recipient as of the date of the grant, except that in the event non–statutory options are granted with an exercise price lower than the then–current fair market value of the common stock, the difference between the exercise price and the then–current fair market value may be treated as deferred compensation income recognized as of the date the non–statutory options are granted.

Exercise of Incentive Stock Option. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that a tax liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction.

26

Exercise of Nonqualified Stock Option. Generally, subject to Code Section 409A, upon exercising a nonqualified stock option, the award recipient must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price. The income will be treated as compensation income subject to payroll and withholding tax obligations. The Company would be entitled to a compensation deduction in the amount of income recognized by the award recipient.

Disposition of Shares Acquired Through an Option. The tax consequence to a holder of an option upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an incentive stock option or by exercising a nonqualified stock option.

Generally, the disposition of shares which were acquired by exercise of an incentive stock option will be taxable as long–term capital gain or loss if the award recipient disposes of the shares more than two years after the option was granted and at least one year after exercising the option. If the award recipient fails to satisfy the holding period requirements for treatment as an incentive stock option, a disposition will result in any gain being treated as compensation income subject to ordinary tax rates. If the award recipient is still an employee of the Company at the time of the disposition, the amount of gain treated as compensation will also be subject to payroll and withholding taxes.

If an award recipient disposes of shares acquired through the exercise of a nonqualified option, any gain or loss will be treated as a capital gain or loss. To the extent such shares have been held for at least one year after exercise of the nonqualified option, the gain or loss will be treated as long–term capital gain or loss.

Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

The grant by the Board of other stock–based awards may have varying tax consequences to award recipients. Grants made pursuant to the 2016 Plan may be subject to Code Section 409A and plan administration may have to conform to Code Section 409A. Failure to comply with Code Section 409A, if applicable, will result in acceleration of income and imposition of penalties and interest to award recipients.

Application of Section 16 of the Securities Exchange Act of 1934. Special rules may apply in the case of individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, are determined as of the end of such period.

Votes required

The approval of the plan and the issuance of 6,000,000 options and 2,000,000 restricted stock under the Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at a duly called meeting.

Recommendation

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PLAN AND THE ISSUANCE OF OPTIONS AS SET FORTH ABOVE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

27

PROPOSAL NO. 5

To authorize an amendment to the Company’s Restated Certificate of Incorporation to increase the Company’s authorized common stock from 75,000,000 shares to 250,000,000 shares of common stock.

At the Meeting, the Stockholder will be requested to vote and approve an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized common stock of the Company from 75,000,000 shares to 250,000,000 shares of common stock (the “Authorized Capital Increase”).

We intend to file a Certificate of Amendment (“Amendment”) to our Certificate of Incorporation with the Delaware Secretary of State effectuating the above action.

The Authorized Capital Increase

The purpose of the Authorized Capital Increase is to increase the number of shares of the Company’s common stock available for issuance by the Company for general corporate purposes, including acquisitions, equity financings and grants of stock and stock options, and other transactions under which the Company’s Board of Directors may determine is in the best interest of the Company and its stockholders to issue shares of common stock.

The Authorized Capital Increase will not have any immediate effect on the rights of existing stockholders, but may have a dilutive effect on the Company’s existing stockholders if additional shares are issued.

We are not increasing our authorized common stock to construct or enable any anti–takeover defense or mechanism on behalf of the Company. While it is possible that management could use the additional shares to resist or frustrate a third–party transaction providing an above–market premium that is favored by a majority of the independent stockholders, the Company has no intent or plan to employ the additional unissued authorized shares as an anti–takeover device.

Effects of the Authorized Capital Increase

General

Pursuant to the Authorized Capital Increase, the Company’s authorized shares of common stock will be increased from 75,000,000 shares, par value $0.001 per share, to 250,000,000 shares, par value $0.001 per share.

The rights and preferences of the shares of common stock prior and subsequent to the Authorized Capital Increase will remain the same. It is not anticipated that the Company's financial condition, the percentage ownership of management, the number of stockholders, or any aspect of the Company's business will materially change, as a result of the Authorized Capital Increase.

The Authorized Capital Increase will be effected simultaneously for all of the Company's common stock, will affect all of our holders of common stock uniformly, and will not affect any stockholder’s percentage ownership interests in the Company or proportionate voting power.

The Company will continue to be subject to the periodic reporting requirements of the Exchange Act. The Company's common stock is currently registered under Section 12(g) of the Exchange Act and as a result, is subject to periodic reporting and other requirements. The proposed Authorized Capital Increase will not affect the registration of the Company's common stock under the Exchange Act.

Effectiveness of the Authorized Capital Increase

If the Authorized Capital Increase is approved by the stockholders at the Meeting, it is anticipated that that the Authorized Capital Increase will be effective, and the Amendment to our Certificate of Incorporation will be filed with the Delaware Secretary of State on or about [__].

Votes required

The approval of the amendment to the Company’s Restricted Certificate of Incorporation to increase the Company’s authorized Common Stock requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at a duly called meeting.

28

At the present time, the Company has no plans, arrangements, agreements, or agreements in principle to issue the newly authorized shares that will be created or become available under this proposal and if the 1-for-2 reverse stock split in Proposal 6 is implemented beyond the transactions described in Proposals 3 and 4 below and 7 below.

Recommendation

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE INCREASE IN AUTHORIZED CAPITAL STOCK, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 6

To authorize the Company’s Board of Directors to reduce the ratio of the previously approved reverse stock split from a range of 1–for–8 to 1–for–40 to a ratio of not less than 1–for–2, AS WELL AS TO EXTEND THE TIME ALLOTED FOR IMPLEMENTATION OF THE STOCK SPLIT.

During a meeting of the Company’s stockholders held on December 31, 2015, the Stockholders approved to authorize the Board of Directors, without further action of the stockholders, to amend the Company’s Certificate of Incorporation to implement a reverse stock split of its capital stock, at a ratio within the range of 1–for–8 to 1–for–40 at any time following such meeting and prior to the 2016 annual meeting (the “Reverse Stock Split”). However, the Company’s Board of Directors deem it advisable for the Company to reduce the ratio to no less than 1–for–2. In addition, stockholder approval is sought to authorize the Board of Directors to extend the implementation of the previously approved stock split (at a ratio of not less than 1–for–2) to any time after the Meeting, but before the 2017 annual meeting of stockholders.

If this proposal is approved by our stockholders, the Board of Directors will have the authority, without further action on the part of the stockholders, to implement the Reverse Stock Split at any ratio within the range set forth above by filing an amendment to the Certificate of Incorporation, in the form attached hereto as Annex C (the “Reverse Stock Split Amendment”), with the Delaware Secretary of State; provided that the text set forth in Annex C is subject to such changes as may be required by the Delaware Secretary of State or as the Board deems reasonably necessary and advisable to implement the Reverse Stock Split.

Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of the Common Stock outstanding immediately after the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. The Reverse Stock Split would not change the number of authorized shares of common stock. There are currently no specific plans, arrangements, agreements or understandings for the issuance of the additional authorized but unissued and unreserved shares of common stock that would be created by the Reverse Stock Split. In the event that the Reverse Stock Split results in a stockholder holding a fractional share of Common Stock, such fractional share will be rounded up to the next whole number.

Reasons for the change in ration of Reverse Stock Split

We believe that the Reverse Stock Split could further enhance the appeal of the Common Stock to the financial community, including institutional investors, and the general investing public. We believe that a number of institutional investors and investment funds are reluctant to invest in lower–priced securities and that brokerage firms may be reluctant to recommend lower–priced stock to their clients, which may be due in part to a perception that lower–priced securities are less promising as investments, are less liquid in the event that an investor wishes to sell its shares, or are less likely to be followed by institutional securities research firms and therefore to have less third–party analysis of the company available to investors. In addition, certain institutional investors or investment funds may be prohibited from buying stocks whose price is below a certain threshold. We believe that the reduction in the number of issued and outstanding shares of the Common Stock caused by the Reverse Stock Split, together with the anticipated increased stock price immediately following and resulting from the Reverse Stock Split, may encourage interest and trading in our common stock and thus possibly promote greater liquidity for our stockholders, thereby resulting in a broader market for the common stock than that which currently exists. However, the Board of Directors now believes that the previously approved 1–for–8 to 1–for–40 range may not be as appealing as the proposed ratio of not less than 1–for–2.

We cannot assure you that all or any of the anticipated beneficial effects on the trading market for the Common Stock will occur. Our board of directors cannot predict with certainty what effect the Reverse Stock Split will have on the market price of the Common Stock, particularly over the longer term. Some investors may view a reverse stock split negatively, which could result in a decrease in our market capitalization. Additionally, any improvement in liquidity due to increased institutional or brokerage interest or lower trading commissions may be offset by the lower number of outstanding shares.

29

In addition to increasing the Common Stock price to a level more appealing for investors, we believe that the Reverse Stock Split would have other benefits:

●	Compliance with Initial Listing Requirements of NYSE and NASDAQ. It is the present intention of the Company to apply for listing of its Common Stock with either the NYSE or NASDAQ. Both exchanges have certain initial listing standards under which it gives consideration to market capitalization, stockholders’ equity and per share selling price. We believe that being listed on either the NYSE or NASDAQ will help improve and maintain liquidity of the Common Stock and provide the Company with higher recognition and visibility. The Reverse Stock Split at the new proposed ratio of not less than one–for–two will increase our ability to meet the initial listing standards of the NYSE and NASDAQ.

●	Compliance with the NYSE MKT Continued Listing Requirements. Our Common Stock is currently listed on the NYSE MKT, and the NYSE MKT has certain continued listing standards under which it gives consideration to market capitalization, stockholders’ equity and per share selling price. We believe that being listed on the NYSE MKT helps support and maintain liquidity of the Common Stock and company recognition and that the Reverse Stock Split at the new proposed ratio of not less than one–for–2 will increase our ability to continue to meet the continued listing standards of the NYSE MKT

●	Decreased Stock Price Volatility. The intended increase in our stock price could decrease price volatility, as currently small changes in the price of the Common Stock result in relatively large percentage changes in the stock price.

Determination of ratio and abandonment by the Board

If Proposal No. 6 is approved by the Company's stockholders at the Annual Meeting, the actual Reverse Stock Split will be effected, if at all, only upon a subsequent determination by the Board that the ratio determined is in the best interests of the Company and its stockholders at the time. Such determination will be based upon many factors, including those described in the following paragraph. Notwithstanding approval of Proposal No. 6 by the stockholders, the Board may, in its sole discretion, abandon all of the proposed amendments and determine prior to the effectiveness of any filing with the Delaware Secretary of State not to effect any of the Reverse Stock Split.

The ratio of the Reverse Stock Split, if approved and implemented, will be a ratio of not less than 1 for 2, as determined by the Board in its sole discretion. In determining the Reverse Stock Split ratio, the Board will consider numerous factors, including:

●	the historical and projected performance of the Common Stock;

●	prevailing market conditions;

●	general economic and other related conditions prevailing in our industry and in the marketplace;

●	the projected impact of the selected Reverse Stock Split ratio on trading liquidity in the Common Stock and our ability to maintain our listing on the NYSE MKT, or meet the initial listing requirements of NYSE and NASDAQ;

●	our capitalization (including the number of shares of Common Stock issued and outstanding);

●	the prevailing trading price for the Common Stock and the volume levels thereof; and

●	potential devaluation of our market capitalization as a result of a Reverse Stock Split.

The purpose of asking for authorization to implement the Reverse Stock Split at a lower ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give the Board the flexibility to take into account then–current market conditions and changes in the price of the Common Stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

30

Authorized Shares of Common Stock and “Anti–Takeover” Effect

Our Certificate of Incorporation presently authorizes 75,000,000 shares of Common Stock. The Reverse Stock Split would not change the number of authorized shares of Common Stock. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares remaining available for issuance by us in the future would increase. These additional shares would be available for issuance from time to time for corporate purposes such as issuances of Common Stock in connection with capital–raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible debt, warrants or options convertible into or exercisable for Common Stock. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Delaware Corporation Law and the NYSE MKT rules. If we issue additional shares for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

The increase in the number of shares of authorized but unissued and unreserved Common Stock will have an ‘anti–takeover effect’ by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Certificate of Incorporation or Bylaws. The increased number of available authorized but unissued shares as a result of the Reverse Stock Split would give the Company’s management more flexibility to resist or impede a third–party takeover bid that provides an above–market premium that is favored by a majority of the independent stockholders. Any such anti–takeover effect of a reverse stock split would be in addition to existing anti–takeover provisions of the Certificate of Incorporation and Bylaws.

Effects of the Reverse Stock Split

Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding Common Stock immediately following the implementation of the Reverse Stock Split (prior to the issuance of the Purchase Price Shares) as that stockholder held immediately prior to the Reverse Stock Split. On July 7, 2016, we had 25,997,017 shares of Common Stock issued and outstanding and 49,002,983 shares of Common Stock that were authorized but unissued. At July 4, 2016, we had reserved 150,000 shares for future issuance, issuable upon exercise of outstanding warrants. All of these share numbers will be adjusted in accordance with the ratio of the Reverse Stock Split. With respect to outstanding options and warrants, the respective exercise prices of the options and warrants would increase by a factor equal to the inverse of the Reverse Stock Split ratio. For example, if a 1 for 2 ratio is selected by the Board of Directors, then the exercise price of our outstanding options and warrants would increase by a factor of 2.

After the Reverse Stock Split is implemented, each stockholder will own a reduced number of shares of the Common Stock based on the exchange ratio selected by the Board. For example, if the Board decides to implement a 1 for 2 Reverse Stock Split, then for every 2 shares of the Common Stock that a stockholder owns they will be combined and converted into a single share of the Common Stock. We estimate that following the implementation of the Reverse Stock Split we would have approximately the same number of stockholders. Except for any changes as a result of the treatment of fractional shares, the completion of the Reverse Stock Split alone would not change any stockholder’s proportionate ownership interest in the Company. The implementation of the Reverse Stock Split may, however, increase the number of stockholders of the Company who own “odd lots” of less than 100 shares of the Common Stock. Odd lots may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock.

The Reverse Stock Split will not affect the par value of the Common Stock.

Although the Board expects that the reduction in outstanding shares of Common Stock will result in an increase in the per share price of the Company’s Common Stock, there is no assurance that such a result will occur. Similarly, there is no assurance that if the per share price of the Company’s Common Stock increases as a result of the Reverse Stock Split, such increase in the per share price will be permanent, which will be dependent on several factors.

31

●	Should the per–share price of the Common Stock decline after implementation of the Reverse Stock Split, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split.

●	The anticipated resulting increase in per share price of the Company’s Common Stock due to the Reverse Stock Split is expected to encourage interest in the Company’s Common Stock and possibly promote greater liquidity for our stockholders. However, such liquidity could also be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

●	The Reverse Stock Split could be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. It is often the case that the reverse–split adjusted stock price and market capitalization of companies that effect a Reverse Stock Split decline.

Treatment of Fractional Shares

No fractional shares would be issued if, as a result the Reverse Stock Split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the Reverse Stock Split will automatically be entitled to receive an additional share of Common Stock. In other words, any fractional share will be rounded up to the nearest whole number.

Exchange of Stock Certificates

The combination of, and reduction in, the number of shares of our outstanding Common Stock as a result of the Reverse Stock Split will occur automatically on the date that the amendment to our Certificate of Incorporation is filed with the Delaware Secretary of State (the “Effective Date”), without any action on the part of our stockholders and without regard to the date that stock certificates representing the outstanding shares of the Common Stock prior to the Effective Date are physically surrendered for new stock certificates.

As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for the Common Stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of the Common Stock such stockholder is entitled to receive as a result of the Reverse Stock Split. Our transfer agent will act as exchange agent for purposes of implementing the exchange of the stock certificates. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of the transmittal form, each stockholder should surrender the certificates representing the Common Stock prior to the Reverse Stock Split in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of the Common Stock that he or she holds as a result of the Reverse Stock Split. New certificates will not be issued to a stockholder until the stockholder has surrendered his or her outstanding certificate(s) together with the properly completed and executed transmittal form to the exchange agent.

If your shares are held in an account at a brokerage firm or financial institution, which is commonly referred to as your shares being held in “street name,” then you are the beneficial owner of those shares and the brokerage firm or financial institution holding your account is considered to be the stockholder of record. We intend to treat stockholders holding Common Stock in street name in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Any stockholder whose certificate has been lost, destroyed or stolen will be entitled to a new certificate only after complying with the requirements that we and our transfer agent customarily apply in connection with replacing lost, stolen or destroyed certificates.

No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any old certificate, except that if any new certificate is to be issued in a name other than that in which the old certificate(s) are registered, it will be a condition of such issuance that (i) the person requesting such issuance must pay to us any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable, (ii) the transfer complies with all applicable federal and state securities laws, and (iii) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

32

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR TRANSFER AGENT.

Accounting consequences

The par value of the Common Stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, our stated capital, which consists of the par value per share of the Common Stock multiplied by the aggregate number of shares of the Common Stock issued and outstanding, will be reduced proportionately at the effective time of the Reverse Stock Split. Correspondingly, our additional paid–in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of Common Stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share, net income and other per share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of Common Stock outstanding.

No appraisal rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to our proposed Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

No Going Private transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the Reverse Stock Split, the Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e–3 of the Securities Exchange Act of 1934, and the implementation of the proposed Reverse Stock Split will not cause the Company to go private.

Book–entry shares

If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e. shares held in book entry form and not represented by a physical certificate), whether as direct or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and for beneficial owners by their brokers or banks that hold the shares in street name for their benefit, as the case may be) to give effect to the Reverse Stock Split.

Certain material U.S. Federal Income Tax consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of the Common Stock. It addresses only U.S. stockholders who hold the pre–Reverse Stock Split Common Stock and post–Reverse Stock Split Common Stock as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”). This discussion does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and does not account for or consider the federal income tax consequences to stockholders in light of their individual investment circumstances or to stockholders, subject to special treatment under the federal income tax laws, including but not limited to:

●	banks, financial institutions, thrifts, mutual funds or trusts;

●	tax–exempt organizations;

●	insurance companies;

●	dealers in securities or foreign currency;

●	real estate investment trusts, personal holding companies, regulated investment companies, or passive foreign investment companies;

●	foreign or United States expatriate stockholders;

33

●	stockholders who are not “United States persons,” as defined in Section 7701 of the Internal Revenue Code;

●	controlled foreign corporations;

●	stockholders with a functional currency other than the U.S. dollar;

●	stockholders who hold the pre–Reverse Stock Split Common Stock as part of a straddle, hedge, constructive sale, conversion transaction, or other integrated investment;

●	common trusts;

●	traders, brokers, or dealers in securities who elect to apply a mark–to–market method of accounting;

●	partnerships or other pass–through entities or investors in such entities;

●	stockholders who are subject to the alternative minimum tax provisions of the Internal Revenue Code;

●	stockholders who acquired their pre–Reverse Stock Split Common Stock pursuant to the exercise of employee stock options, through a tax–qualified retirement plan, or otherwise as compensation; or

●	holders of warrants or stock options.

In addition, this discussion does not address any tax considerations under state, local, gift, or foreign tax laws.

This summary is based upon the Internal Revenue Code, existing and proposed U.S. Treasury regulations promulgated thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as in effect on the date hereof and all of which are subject to differing interpretations. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences of the Reverse Stock Split to vary substantially from the consequences described herein. Further, no ruling from the Internal Revenue Service (the “IRS”) or opinion of legal or tax counsel will be obtained with respect to the matters discussed herein, and there is no assurance or guarantee that the IRS would agree with the conclusions set forth in this summary. This information is not intended as tax advice to any person and may not be relied upon to avoid penalties.

STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, GIFT, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION OR AUTHORITY.

The Reverse Stock Split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code. Certain filings with the IRS must be made by the Company and certain “significant holders” of the Common Stock in order for the Reverse Stock Split to qualify as a recapitalization. The tax consequences discussed below assume that the Reverse Stock Split is treated as a recapitalization and that the Common Stock is held by each stockholder as a capital asset:

●	A stockholder generally will not recognize gain or loss as a result of the Reverse Stock Split.

●	A stockholder’s aggregate tax basis of the post–Reverse Stock Split Common Stock received in the Reverse Stock Split will generally be equal to the aggregate tax basis of the pre–Reverse Stock Split Common Stock exchanged therefore (excluding any portion of the stockholder’s tax basis allocated to fractional share interests).

●	A stockholder’s holding period for the Common Stock held post–Reverse Stock Split will include the holding period of the pre–Reverse Stock Split Common Stock exchanged.

●	No gain or loss for federal income tax purposes will be recognized by the Company as a result of the Reverse Stock Split.

34

The foregoing discussion is intended only as a summary of certain U.S. federal income tax consequences of the Reverse Stock Split and does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences of the Reverse Stock Split.

Votes required

The proposal to authorize the Company’s Board of Directors to reduce the ratio of the previously approved reverse stock split from a range of 1–for–8 to 1–for–40 to a ratio of not less than 1–for–2 and to authorize the Board of Directors to extend the implementation of the previously approved stock split (at a new ratio of not less than 1–for–2) to any time after the Meeting, but before the 2017 annual meeting of stockholders requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at a duly called meeting.

Recommendation

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE REDUCTION OF THE RATION FOR THE STOCK SPLIT, AND TO EXTEND THE IMPLEMENTATION OF THE PREVIOUSLY APPROVED STOCK SPLIT. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

INFORMATION ABOUT THE COMPANY

General

We are a Delaware corporation, incorporated in 2000. The Company was originally incorporated in Utah in 1977. MGT is comprised of the parent company, wholly–owned subsidiaries MGT Cybersecurity, Inc. (“MGT Cybersecurity”), Medicsight, Inc. (“Medicsight”), MGT Sports, Inc. (“MGT Sports”), MGT Studios, Inc. (“MGT Studios”), and majority–owned subsidiary MGT Gaming, Inc. MGT Studios also owns a controlling minority interest in the subsidiary M2P Americas, Inc. Our corporate office is located in Harrison, New York.

MGT and its subsidiaries are principally engaged in the business of acquiring, developing and monetizing assets in the online and mobile gaming space as well as the social casino industry. MGT’s portfolio includes a social casino platform Slot Champ and minority stakes in the skill–based gaming platform MGT Play and fantasy sports operator DraftDay Gaming Group, Inc. (“DDGG”) (see September 8, 2015 development below).

In addition, MGT Gaming owns three patents covering certain features of casino slot machines. Two of the patents were asserted against alleged infringers in various actions in federal court in Mississippi. In July 2014, MGT Gaming dismissed its lawsuits against WMS Gaming Inc., and in August 2015, the Company and defendants Aruze America and Penn National Gaming agreed to settle all pending litigation and all proceedings at the U. S. Patent and Trademark Office. The Company received a payment of $90, which was recorded as licensing revenue. In an effort to monetize its gaming patent portfolio during the three months ended March 31, 2016, the Company engaged Munich Innovations GmbH, the patent monetization firm that sold MGT’s medical patent portfolio to Samsung in 2013 for $1.5 million.

On September 8, 2015, the Company and MGT Sports entered into an Asset Purchase Agreement with Viggle, Inc. (“Viggle”) and Viggle’s subsidiary DDGG, pursuant to which Viggle acquired all of the assets of the DraftDay.com business (“DraftDay.com”) from the Company and MGT Sports. In exchange for the acquisition of DraftDay.com, Viggle paid MGT Sports the following: (a) 1,269,342 shares of Viggle’s common stock, since renamed Draftday Fantasy Sports, Inc. (NASDAQ: DDAY) (“DDAY”), (b) a promissory note in the amount of $234 paid on September 29, 2015, (c) a promissory note in the amount of $1,875 due March 8, 2016 (“DDAY Note”, “the Note”), and (d) 2,550,000 shares of common stock of DDGG (private entity). In addition, in exchange for providing certain transitional services, DDGG issued to MGT Sports a warrant to purchase 1,500,000 shares of DDGG common stock. Following consummation of the transaction, MGT Sports owns an 11% equity interest in DDGG, DDAY owns 49%, and Sportech, Inc. owns 39%. As a result of the transaction, the Company has presented DraftDay.com as a discontinued operation. There can be no assurance that the Company will be able to realize full value of the above consideration, the Company has taken a reserve of $300 against the March 8, 2016 promissory note and continues to monitor for further possible impairment.

35

On March 24, 2016, the Company entered into an Exchange Agreement (the “DDAY Agreement”) with DDAY. The purpose of the DDAY Agreement was to exchange the DDAY Note for other equity and debt securities of DDAY, after the Note went into default on March 8, 2016. On the effective date of the DDAY Agreement, the Note had an outstanding principal balance of $1,875 and accrued interest in the amount of $51 (the “Interest”). Pursuant to the Agreement, a portion consisting of $825 of the outstanding principal of the Note was exchanged for 2,748,353 shares of DDAY’s common stock, and an additional portion of $110 of the outstanding principal was exchanged for 110 shares (the “DDAY Preferred Shares”) of a newly created class of preferred stock, the Series D Convertible Preferred Stock. The DDAY Preferred Shares were convertible into an aggregate of 366,630 shares of DDAY’s common stock, except that conversions shall not be effected to the extent that, after issuance of the conversion shares, MGT’s aggregate beneficial ownership (together with that of its affiliates) would exceed 9.99%. Finally, DDAY agreed to make a cash payment to MGT Sports for the total amount of Interest. In exchange for the forgoing, MGT Sports and the Company agreed to waive all Events of Default under the Note prior to the effective date of the DDAY Agreement and to release DDAY from any rights, remedies and claims related thereto. After giving effect to the forgoing, the remaining outstanding principal balance of the Note was $940 which continued to accrue interest a rate of 5% per annum, and all terms of the Note remained unchanged except that the maturity date was changed to July 31, 2016.

On June 14, 2016, the Company and MGT Sports entered into a Securities Exchange Agreement (the “FNCX Agreement”) with Function(x) Inc. (formerly DraftDay Fantasy Sports, Inc.) (“FNCX”) to exchange the Note for 2,641,837 shares of FNCX’s common stock and FNCX shall make a cash payment to MGT Sports for the total amount of interest accrued until consummation of the transaction contemplated in the “FNCX Agreement”. The closing of the FNCX Agreement is conditioned on FNCX’s shareholders’ approval of the issuance of the FNCX common shares and satisfaction of other closing conditions set forth in the FNCX Agreement.

On May 9, 2016 we, through our wholly owned subsidiary, MGT Cybersecurity, Inc. entered into the APA to acquire certain assets related to the D–Vasive business (as defined below). D–Vasive, Inc., a Wyoming corporation, is in the business of developing and marketing of certain privacy and anti–spy applications (the “D–Vasive Business”). Pursuant to the terms of the APA, the Company has agreed to purchase assets (“Purchased Assets”) integral to the D–Vasive Business, including but not limited to applications for use on mobile devices, intellectual property, customer lists, databases, sales pipelines, proposals and project files, licenses and permits. Among the Purchased Assets is the D–Vasive application which is designed for protection from invasive applications that seek access to personal contacts, cameras and other information on smart phones, tablets and other mobile devices.

Strategy

MGT and its subsidiaries are principally engaged in the business of acquiring, developing and monetizing technology assets. The Company’s acquisition strategy is designed to obtain control of assets with a focus on risk mitigation coupled with large potential upside. We plan to build our portfolio by seeking out large opportunities via extensive research and analysis. Next, we will attempt to secure controlling or full interests for modest cash and/or stock outlays. MGT then budgets and funds operating costs to develop business operations and tries to motivate sellers with equity upside. While the ultimate objective is to operate businesses for free cash flow, there may be opportunities where we sell or otherwise monetize certain assets.

There can be no assurance that any acquisitions will occur at all, or that any such acquisitions will be accretive to earnings, book value and other financial metrics, or that any such acquisitions will generate positive returns for Company stockholders. Furthermore, it is contemplated that any acquisitions may require the Company to raise capital; such capital may not be available on terms acceptable to the Company, if at all.

Following the sale of DraftDay.com, the Company has been considering all methods to create value for stockholders, including potential mergers, spin–offs, distributions and other strategic actions, including the proposed purchase of D–Vasive under the amended APA discussed herein.

Competition

MGT encounters intense competition in all its businesses, in most cases from larger companies with greater financial resources such as the daily fantasy sports operators FanDuel, Inc. and DraftKings, Inc. or Zynga, Inc. (NASDAQ: ZNGA) and Caesars Acquisition Company (NASDAQ: CACQ) which focus on social and real money online gaming.

Employees

Currently, the Company and its subsidiaries have 2 full–time employees. None of our employees are represented by a union and we believe our relationships with our employees are good.

36

INFORMATION ABOUT D–VASIVE

Overview

D–Vasive Inc. was incorporated in Wyoming in October 2014. D–Vasive’s founding mission is dedicated to securing privacy. Privacy has become a major political and industrial concern globally, and directly affects every individual world–wide. This trend has created a growing new frontier in the security market, providing D–Vasive opportunities to address this market with its existing and future technology that may be developed or acquired.

D–Vasive’s software products offer a powerful tool for protection from the proliferation of invasive apps by consumer products companies, social networks, financial institutions and others. These invasive apps can secretly turn on a phone’s microphone and camera, as well as monitor geographic movements and access contacts. The D–Vasive technology operates in a unique way, allowing the user to manage and control the device’s internal hardware.

D–Vasive allows users to manage privacy concerns by allowing mobile and desktop users to disable the camera, microphone, Bluetooth, and Wi–Fi capabilities. The software can also alert users with notifications when this device hardware is being accessed. D–Vasive products are designed for daily usage by corporations, individuals and governments.

D–Vasive has also acquired all of the membership interest of Demonsaw LLC, a company that is developing and marketing certain secure and anonymous information sharing applications that provide user–configurable levels of secrecy, privacy and anonymity.

Products and market

Below is a list of all of D–Vasive’s products:

Product	Platform	Status
D–Vasive Anti–Spy	Android	Live
D–Vasive Anti–Spy	iOS	Pending
D–Vasive Plus	Windows	Live
D–Vasive Mac	OS X	Pending
D–Vasive Anti–Keylogger	Desktop	Pending

In addition, D–Vasive has acquired a secure and anonymous information sharing application that provides user–configurable levels of secrecy, privacy and anonymity. This application allows individuals to create their own private and secure decentralized Cloud networks without having to rely on third parties, such as corporations and governments, to provide an infrastructure. Essentially, this makes every person their own root authority with respect to security. It uses multiple layers of asymmetric and symmetric encryption.

Customers

The client base for D–Vasive software products encompasses a wide range of users demographically. Its products target users of any age, race, gender, or political background. The market for privacy software products, while being a specific niche utility, is appealing to a broad spectrum of users. D–Vasive’s current customer base is highly supportive of our efforts and products.

Competition

To the best of our knowledge, competition in this field is extremely limited. The majority of any competitor applications are outdated, no longer maintained, or do not offer the robust feature set that D–Vasive provides.

D–Vasive Inc. is a trusted and branded name. D–Vasive Inc. is a registered trademarked name with the US Patent and Trademark Office.

Risk factors relating to D–Vasive’s mobile application

Our D–Vasive mobile application, which is a key to our business model, is available via Google’s Android platform and may, in the future, be available via additional platforms including, but not limited to, Apple’s iOS platform. If we are unable to achieve or maintain a good relationship with Google or similar platforms, or if the Google App Store or any other applicable platform were unavailable for any prolonged period of time, our business will suffer.

37

The D–Vasive mobile application is key to our business model. Our application is compatible with Google’s Android platform and may, in the future, become compatible with other platforms. If we are unable to make our D–Vasive mobile application compatible with other platforms our business would be materially harmed. The Google Play Store is currently our primary distribution, marketing, promotion and payment platforms for our app. Any deterioration in our relationship with Google or others platforms where our mobile application is available, our business would be materially harmed.

We are subject to Google’s standard terms and conditions for application developers, which governs the promotion, distribution and operation of applications on Google’s storefront. Moreover, Google has broad discretion to change its standard terms and conditions. These standard terms and conditions can be vague and subject to changing interpretations by Google, and we may not receive any advance warning of such changes. In addition, Google has the right to prohibit a developer from distributing its applications on its storefront if the developer violates its standard terms and conditions. In the event that Google determines that we are in violation of its standard terms and conditions, including by a new interpretation, and prohibits us from distributing our D–Vasive mobile application on its storefront, it would materially harm our business.

Additionally, we will rely on the continued function of Google Play as a digital storefront where our D–Vasive mobile application may be obtained. There have been occasions in the past when Google’s digital storefront was unavailable for short periods of time or where there have been issues with the in–app purchasing functionality within the storefront. In the event that the Google Play is unavailable or if in–app purchasing functionality within the storefront is non–operational for a prolonged period of time, it would have a material adverse effect on the ability of our customers to secure the D–Vasive mobile application, which would materially harm our business.

The mobile apps industry is subject to rapid technological change and, to compete, we must continually enhance our mobile application and adapt to changing technologies and market conditions.

We must continue to enhance and improve the performance, functionality and reliability of D–Vasive, our mobile application. The mobile application industry is characterized by rapid technological change, changes in user requirements and preferences, frequent new product and services introductions embodying new technologies and the emergence of new industry standards and practices that could render our products and services obsolete. We may fail to use new technologies effectively or to adapt our technology and systems to customer requirements or emerging industry standards. If we are unable to adapt to changing market conditions, customer requirements or emerging industry standards, we may not be able to increase our user base or expand our business which may adversely affect our business and financial condition.

If we are unable to maintain, promote, and grow our brand through effective marketing and communications strategies, our brand and business may be harmed.

We believe that maintaining and promoting our brand in a cost–effective manner is critical to achieving widespread acceptance of our product and services and to expanding our base of customers. Maintaining and promoting our brand will depend largely upon our ability to continue to provide useful, reliable, and innovative products and services, which we may not do successfully. We may introduce, or make changes to, features, services, or terms of service that customers do not like, which may materially and adversely affect our brand. Our brand promotion activities may not generate customer awareness or increase revenue, and even if they do, any increase in revenue may not offset the expenses we incur in building our brand. If we fail to successfully promote and maintain our brand or if we incur excessive expenses in this effort, our business could be materially and adversely affected.

User engagement and growth depends on software and device updates beyond our control.

Our mobile application, D–Vasive, is currently available on the Android operating system and for Apple products. In the future, D–Vasive may become available on Apple’s iOS operating system and across multiple different manufacturers including on thousands of different devices. Changes to the device infrastructure or software updates on these devises could render our platforms and services useless or inoperable. This could prevent potential users from registering with us and decrease engagement among current users which adversely affect our business.

38

Defects in our mobile application may adversely affect our business.

Tools, code, subroutines and processes contained within our mobile application, D–Vasive, may contain defects when updates and new versions are released. Our introduction of a mobile application with defects or quality problems may result in adverse publicity, uncollectible or delayed accounts receivable, product redevelopment costs, loss of or delay in market acceptance of our products or claims by customers or others against us. Such problems or claims may have a material and adverse effect on our business, prospects, financial condition and results of operations.

Interruptions or performance problems associated with our technology and infrastructure may adversely affect our business and operating results.

Our continued growth depends in part on the ability of our existing and potential customers to access our mobile application at any time. We may, in the future, experience disruptions, outages, and other performance problems due to a variety of factors, including, but not limited to infrastructure changes, introductions of new functionality, human or software errors, distributed denial of service attacks, or other security related incidents. In some instances, we may not be able to identify the cause or causes of these performance problems within an acceptable period of time. It may become increasingly difficult to maintain and improve our performance, especially during peak usage times and as our user traffic increases. If users are unable to access our applications within a reasonable amount of time or at all, our business will be harmed.

Concerns about health risks associated with wireless equipment may reduce the demand for our services.

Mobile communications devices have been alleged to pose health risks, including cancer, due to radio frequency emissions from these devices. Given that our application operates on mobile communications devices, the actual or perceived health risk resulting from the use of mobile communications devices could adversely affect us through a reduction in mobile communication devise users, thereby reducing potential users of our application.

Risk factors relating to Demonsaw’s sharing application

Poor perception of our business or industry as a result of the actions of third parties could harm our reputation and adversely affect our business, financial condition and results of operations.

There are companies within our broad industry that are commonly susceptible to hacking. Hacking by third parties may be seen by customers as a characteristic of participants in our industry and, therefore, may have an adverse effect on the reputation of all participants in our industry, including us. Any damage to our reputation, including from publicity from legal proceedings against us or companies that work within our industry, governmental proceedings, consumer class action litigation, or the disclosure of information security breaches or private information misuse, could adversely affect our business, financial condition and results of operations.

Because our network is critical to our success, if unauthorized persons hack into our network or our network otherwise ceases to function properly, our operations could be adversely affected and we could lose proprietary information which could materially adversely affect our business.

As our business is conducted largely online, it is dependent on our networks being accessible and secure. If an actual or perceived breach of network security occurs, regardless of whether the breach is attributable to our network security controls, the market perception of the effectiveness of our network security could be harmed resulting in loss of current and potential end user customers. Moreover, our network may be susceptible to service interruptions and subject to hacking or computer attacks. Because the techniques used by computer hackers to access or sabotage networks change frequently and generally are not recognized until launched against a target, we may be unable to anticipate these techniques. Additionally, third parties may attempt to fraudulently induce users to disclose sensitive information (“phishing”), which may in turn be used to access sensitive information shared through our application. Hacking of computer data systems is a growing problem throughout the United States. If we grow and obtain more visibility, we may be more vulnerable to hacking. We may be unable to anticipate vulnerabilities and implement adequate preventative measures and, in some cases, it may not be able to immediately detect a security incident. Any security incident may result in legal and financial liability, as well as harm to our reputation. If an actual or perceived breach were to occur, we cannot assure you that we would not lose revenue or not sustain operating losses as a result.

39

If we are unable to maintain, promote, and grow our brand through effective marketing and communications strategies, our brand and business may be harmed.

We have received media coverage for our software. Negative publicity about our company or our management, including about our product quality and reliability, changes to our products and services and privacy and security practices, even if inaccurate, could cause a loss of confidence in us.

PROPOSAL 7

RATIFY THE EMPLOYMENT AGREEMENTS ENTERED INTO BY THE COMPANY

WITH ROBERT LADD AND JOHN MCAFEE

Agreement with Robert Ladd

On July 7, 2016, the Board of Directors unanimously adopted a resolution approving, on behalf of the Company, the Employment Agreement between the Company and Robert Ladd, our current Chief Executive Officer and President. The terms of his agreement were reviewed and approved by the Company’s Nominations and Compensation Committee. Under the terms of the agreement, Mr. Ladd will, upon the closing of the APA, serve as our President and Chief Operating Officer and for services rendered, Mr. Ladd shall receive a salary of $240,000 per year and is eligible for a cash and/or equity bonus as determined by the Nomination and Compensation Committee. Further, Mr. Ladd is entitled to receive up to 2,000,000 shares of the Company’s common stock, 1/3 of which shall vest within 12 months from the execution of the agreement, another 1/3 within 18 months, and the remaining 1/3 within 24 months from the execution of the agreement. Lastly, the agreement also provides for certain rights granted to Mr. Ladd in the event of his death, permanent incapacity, voluntary termination or discharge for cause. A copy of Mr. Ladd’s employment agreement is included as Annex D hereto.

Agreement with John McAfee

As part of the closing conditions to the APA, the Company agreed to enter into an employment agreement with John McAfee pursuant to which Mr. McAfee will join the Company as Executive Chairman of the Board of Directors and Chief Executive Officer of the Company at the closing of the transaction contemplated in the APA. It is currently contemplated that Mr. McAfee will have a base annual salary of $1.00 per day, payable at such times as the Company customarily pays is other senior level employees. In addition, Mr. McAfee will be granted Executive options (the “Options”) to purchase an aggregate of six million (6,000,000) shares of the Company’s common stock (the “Option Shares”), which shall be exercisable for a period of five (5) years as follows:

●	options to purchase 1,000,000 shares of the Company’s Common Stock at a per–share price of the higher of $0.25 or the closing price of the Company’s Common Stock as quoted on the NYSE MKT as of the date of the full execution hereof;

●	options to purchase 2,000,000 shares of the Company’s Common Stock at a purchase price of $0.50 per share; and

●	options to purchase 3,000,000 shares of the Company’s Common Stock at a purchase price of $1.00 per share.

Mr. McAfee will also be eligible to earn a cash and/or equity bonus as the Compensation Committee may determine, from time to time, based on meeting performance objectives and bonus criteria to be mutually identified by Mr. McAfee and the Nomination and Compensation Committee. Such objectives and criteria may be based on a favorable sale or merger of the Company, in additional to operating metrics. A copy of Mr. McAfee’s proposed employment agreement is included as Annex E hereto.

As stated above, there can be no assurance that the conditions to closing the APA can be obtained nor that the transaction will be approved by shareholders of the Company.

40

Votes required

The ratification of the employment agreements discussed above requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at a duly called meeting.

Recommendation

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE EMPLOYMENT AGREEMENTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 8

TO RATIFY AN amendment of the Company’s Restated Certificate of Incorporation to change its name to be “John McAfee Global Technologies, Inc.”

On July 7, 2016, the Board of Directors unanimously adopted a resolution recommending that the Company’s Restated Certificate of Incorporation be amended to change its name to “John McAfee Global Technologies, Inc.” from “MGT Capital Investment Inc.” The Board believes that it is in the best interests of the Company and its stockholders to change its corporate name to “John McAfee Global Technologies, Inc.” as it better reflects our long–term strategy and effectively conveys our business direction.

The new name will become effective upon the filing of an amendment to the Company’s Restated Certificate of Incorporation with the Department of State of the State of Delaware. Changing the corporate name will be accomplished by amending Article I of the Company’s Restated Certificate of Incorporation to read as follows:

“Article I. The corporate name shall be: John McAfee Global Technologies, Inc.”

Changing the corporate name will not affect the validity or transferability of stock certificates presently outstanding, and the Company’s stockholders will not be required to exchange any certificates presently held by them.

Votes required

We are not required, under Delaware Law, to obtain approval from stockholders to effectuate the name change. However, we are submitting this name change to the stockholders for ratification as a matter of good corporate governance. If the name change is not ratified, the Board of Directors will take such into consideration before deciding whether to implement the name change.

Recommendation

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE NAME CHANGE.

STOCKHOLDER PROPOSALS FOR THE 2016 MEETING

Our bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder.

Stockholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2017 must be received by us no later than XXX, 2017. If the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s annual meeting, then the deadline for inclusion of a stockholder proposal in our proxy materials is instead a reasonable time before we begin to print and send our proxy materials for that meeting. Any such proposal must comply with Rule 14a–8 of Regulation 14A of the proxy rules of the SEC.

41

Notice to us of a stockholder proposal submitted otherwise than pursuant to Rule 14a–8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to the secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us.

OTHER MATTERS

The Board knows of no matter to be brought before the annual meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the annual meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

42

ANNEX A

ASSET PURCHASE AGREEMENT

EXECUTION VERSION

AMENDMENT

TO

ASSET PURCHASE AGREEMENT

This AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”) dated as of July ___, 2016, is by and among MGT Cybersecurity Inc., a Delaware corporation (the “Buyer”), MGT Capital Investments, Inc., a Delaware corporation (“Parent”) and D-Vasive, Inc., a Wyoming corporation (“D-Vasive”), and the shareholders of D-Vasive, Inc. identified on the signature page hereto (together with D-Vasive, the “Sellers”).

WHEREAS, the Buyer, Parent and Sellers are party to that certain Asset Purchase Agreement, dated as of May 9, 2016 (the “Asset Purchase Agreement”);

WHEREAS, pursuant to Section 8.7 of the Asset Purchase Agreement, the terms thereof may be amended by a writing signed by the parties thereto; and

WHEREAS, the Buyer, Parent and Sellers desire to amend the Asset Purchase Agreement as set forth below:

NOW, THEREFORE, in consideration of the foregoing and the mutual promises of the parties, and other good and valuable consideration, the undersigned agree as follows:

1. The Asset Purchase Agreement shall be amended as follows:

a.	The first “Whereas” clause is hereby revised to read: “WHEREAS, D-Vasive is in the business of development and marketing of certain privacy and anti-spy applications and information sharing applications (the “Business”), and owns certain intellectual property and other assets related to the Business.”

b.	The first paragraph of Section 2.1 is hereby revised to read: “Subject to the terms and conditions of this Agreement, at the Closing, D-Vasive agrees to sell, convey and assign to Buyer, and Buyer agrees to purchase from D-Vasive, free and clear from all Encumbrances (other than Permitted Encumbrances), all of D-Vasive’s right, title and interest in, to and under the assets of D-Vasive, including those assets to which D-Vasive has acquired right, title and interest pursuant to that certain LLC Membership Interest Purchase Agreement entered into by D-Vasive with the members of Demonsaw, LLC dated _____________, used or held for use in the Business at Closing, including those assets specified below (which are hereinafter collectively referred to as the “Assets”), but specifically excluding the Excluded Assets (defined below).”

c.	Sub-paragraph (ii) of Section 2.4 is hereby amended to read as follows: “issue to Sellers of Seller’s designees(s), and deliver to Escrow Agent eight million seven hundred and sixty thousand (8,760,000) unregistered shares of Common Stock (the “Escrow Shares”) to be held in escrow in accordance with the Escrow Agreement and subject to adjustment, in accordance with the Escrow Agreement.”

d.	Sub-paragraph (iii) of Section 2.4 of the Asset Purchase Agreement is hereby amended to read as follows: “issue and delivery to Sellers or Sellers’ designees(s) thirty-five million and forty thousand (35,040,000) unregistered shares of Common Stock (the “Closing Shares” together with Escrow Shares as “Purchase Price Shares”).”

EXECUTION VERSION

e.	Section 5.11 relating to Cash at Closing is hereby modified to state: “There shall be $1,250,000 cash on hand on the consolidated balance sheet of the Parent at the Closing (prior to delivery of the Closing Cash).”

f.	Any and all reference to “Annex A” in the Asset Purchase Agreement shall refer to the Annex A attached hereto as Exhibit 1.

2. Except as herein provided, the terms of the Asset Purchase Agreement shall remain in full force and effect.

3. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Asset Purchase Agreement.

4. This Amendment may be executed in counterparts (including by facsimile or pdf signature pages or other means of electronic transmission) each of which shall be deemed an original but all of which together will constitute one and the same instrument.

5. Should any provision of this Amendment be declared illegal, invalid or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Amendment as to such jurisdiction (but, to the extent permitted by law, not elsewhere) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

[Remainder of Page Intentionally Left Blank]

EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PARENT
MGT Capital Investments, Inc.

By:
Name:	Robert B. Ladd
Title:	Chief Executive Officer and President

BUYER
MGT Cybersecurity, Inc.

By:
Name:	Robert B. Ladd
Title:	SoleDirector

SELLERS:

D-VASIVE, INC.

By:
Louis Franco III, President

Shareholders of D-Vasive

Name:	Louis Franco III

Name:	John Thomas Clore

Future Tense Secure Systems Inc.

Name:	Tom Guscinski
Title:	President

EXECUTION VERSION

Exhibit 1

ANNEX A

Allocation of Purchase Price Shares

	Escrow Shares	Closing Shares
Eric J. Anderson	2,000,000	3,000,000
Louis Franco III	0	1,500,000
John Thomas Clure	0	1,500,000
Future Tense Secure Systems Inc., or designee	6,600,000	10,000,000
Round House, LLC, or designee	160,000	240,000
Holders of Demonsaw, LLC Convertible Notes	0	10,000,000
Holders of D-Vasive Inc. Convertible Notes	0	8,800,000

Total	8,760,000	35,040,000

ANNEX B

2016 STOCK OPTION PLAN

MGT CAPITAL INVESTMENTS, INC.

2016 STOCK OPTION PLAN

1. Purpose

The MGT Capital Investments, Inc. 2016 Stock Option Plan is intended to promote the best interests of the Corporation, and its stockholders by (i) assisting the Corporation and its Affiliates in the recruitment and/or retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Corporation’s businesses by affording such persons equity participation in the Corporation, and (iii) associating the interests of such persons with those of the Corporation and its Affiliates and stockholders.

2. Definitions

As used in this Plan the following definitions shall apply:

A. “Affiliate” means (i) any Subsidiary of the Corporation, (ii) any Parent of the Corporation, (iii) any corporation, or trade or business (including, without limitation, a partnership, limited liability company or other entity) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates, (iv) any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; and (v) any executive officer, director or ten percent (10%) shareholder of the Corporation;

B. “Award ” means any Option or Stock Award granted hereunder.

C. “Board ” means the Board of Directors of the Corporation.

D. “Code ” means the Internal Revenue Code of 1986, and any amendments thereto.

E. “Committee” means the Board or any Committee of the Board to which the Board has delegated any responsibility for the implementation, interpretation or administration of this Plan.

F. “Common Stock” means the common stock, $0.001 par value, of the Corporation.

G. “Consultant ” means any natural person performing consulting or advisory services for the Corporation or any Affiliate.

H. “Corporation” means MGT Capital Investments, Inc., a Delaware corporation.

I. “Corporation Law ” means the Delaware General Corporation Law.

J. “Date of Grant” means the date that the Committee approves an Option grant; provided, that all terms of such grant, including the amount of shares subject to the grant, exercise price and vesting are defined at such time.

K. “Deferral Period ” means the period of time during which Deferred Shares are subject to deferral limitations under Section 7.D of this Plan.

L. “Deferred Shares” means an award pursuant to Section 7.D of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

M. “Director” means a member of the Board.

N. “Eligible Person” means an employee of the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan).

O. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

P. “Fair Market Price” means, on any given date, the current fair market price of the shares of Common Stock as determined as follows:

(i) If the Common Stock is traded on a national securities exchange, including the American Stock Exchange, the closing price for the day of determination as quoted on such market or exchange, whichever is the primary market or exchange for trading of the Common Stock (provided that the Common Stock continues to be listed on the American Stock Exchange it shall be deemed to be the primary market or exchange) or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported by such market or exchange or such other source as the Committee deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Price shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

(iii) In the absence of an established market for the Common Stock, Fair Market Price shall be determined by the Committee in good faith.

Q. “Family Member” means a parent, child, spouse or sibling.

R. “Incentive Stock Option” means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.

S. “Nonqualified Stock Option” means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.

T. “Option” means any option to purchase shares of Common Stock granted under this Plan.

U. “Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations (other than the Corporation) owns stock possessing of at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

V. “Participant” means an Eligible Person who (i) is selected by the Committee or a delegated officer of the Corporation to receive an Award and (ii) is party to an agreement setting forth the terms of the Award, as appropriate.

W. “Performance Agreement” means an agreement described in Section 8 of this Plan.

X. “Performance Objectives” means the performance objectives established by the Committee pursuant to this Plan for Participants who have received grants of Stock Awards. Performance Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Affiliate, division, department or function within the Corporation or Affiliate in which the Participant is employed or has responsibility. Any Performance Objectives applicable to Awards to the extent that such an Award is intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be limited to specified levels of or increases in the Corporation’s or a business unit’s return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, economic value added, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, sales growth, gross margin return on investment, increase in the Fair Market Price of the shares, net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investments (which equals net cash flow divided by total capital), internal rate of return, increase in net present value or expense targets. The Awards intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be pre-established in accordance with applicable regulations under Section 162(m) of the Code and the determination of attainment of such goals shall be made by the Committee. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation (including an event described in Section 9), or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made to an Award intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code unless the Committee determines that such modification will not result in loss of such qualification or the Committee determines that loss of such qualification is in the best interests of the Corporation.

Y. “Performance Period” means a period of time established under Section 8 of this Plan within which the Performance Objectives relating to a Stock Award are to be achieved.

Z. “Performance Share” means a an award pursuant to Section 8 of this Plan of the right to receive shares of Common Stock upon the achievement of specified Performance Objectives.

AA. “Plan” means this MGT Capital Investments, Inc. 2016 Stock Option Plan.

BB. “Repricing” means, other than in connection with an event described in Section 9 of this Plan, (i) lowering the exercise price of an Option or Stock Appreciation Right after it has been granted or (ii) canceling an Option or Stock Appreciation Right at a time when the exercise price exceeds the then Fair Market Price of the Common Stock in exchange for another Option or Stock Award.

CC. “Restricted Stock Award” means an award of Common Stock under Section 7.B.

DD. “Securities Act” means the Securities Act of 1933, as amended.

EE. “Stock Award” means a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Right, Deferred Shares, or Performance Shares.

FF. “Stock Bonus Award ” means an award of Common Stock under Section 7.A.

GG. “Stock Appreciation Right” means an award of a right of the Participant under Section 7.C to receive a payment in cash or shares of Common Stock (or a combination thereof) based on the increase in Fair Market Price of the shares of Common Stock covered by the award between the date of grant of such award and the Fair Market Price of the Common Stock on the date of exercise of such Stock Appreciation Right.

HH. “Stock Award Agreement” means a written agreement between the Corporation and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

II. “Stock Option Agreement ” means a written agreement between the Corporation and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

JJ. “Subsidiary ” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

KK. “Ten Percent Owner” means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Parent or Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for such Eligible Person’s brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

3. Implementation. Interpretation and Administration

A. Delegation to Board Committee. The Board shall have the sole authority to implement and/or interpret and/or administer this Plan unless the Board delegates all or any portion of its authority to implement and/or interpret and/or administer this Plan to a committee of the Board. To the extent not prohibited by the Articles of Incorporation or Bylaws of the Corporation, the Board may delegate all or a portion of its authority to implement and/or interpret and/or administer this Plan to a committee of the Board appointed by the Board and constituted in compliance with the applicable Corporation Law. Such committee shall consist of two (2) or more Directors who are (i) Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; (ii) to the extent required by the rules of the market on which the Corporation’s shares are traded or the exchange on which the Corporation’ shares are listed, “independent” within the meaning of such rules; and (iii) at such times as an Award under this Plan by the Corporation is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the Awards by a committee of “outside directors” is required to receive such relief) “outside directors” within the meaning of Section 162(m) of the Code.

B. Delegation to Officers. The Committee may delegate to one or more officers of the Corporation the authority to grant Awards to Eligible Persons who are not Directors or executive officers of the Corporation or its Affiliates; provided that the Committee shall have fixed the total number of shares of Common Stock that may be subject to such Awards. No officer holding such a delegation is authorized to grant Awards to himself or herself or to any Family Member. In addition to the Committee, the officer or officers to whom the Committee has delegated the authority to grant Awards shall have all powers delegated to the Committee with respect to such Awards.

C. Powers of the Committee. Subject to the provisions of this Plan, and in the case of a committee appointed by the Board, the specific duties delegated to such committee, the Committee (and the officers to whom the Committee has delegated such authority) shall have the authority:

(i) To construe and interpret all provisions of this Plan and all Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreements under this Plan.

(ii) To determine the Fair Market Price of Common Stock in the absence of an established market for the Common Stock.

(iii) To select the Eligible Persons to whom Awards are granted from time to time hereunder, upon the recommendation of the Corporation’s management.

(iv) To determine the number of shares of Common Stock covered by an Award; to determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and to determine such other terms and conditions, not inconsistent with the terms of this Plan, of each such Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or Stock Awards may be exercised or Common Stock issued thereunder, the right of the Corporation to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in this Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to a Stock Award. Such terms may include conditions which shall be determined by the Committee and need not be uniform with respect to Participants.

(v) To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under this Plan may become transferable or non-forfeitable.

(vi) To determine whether and under what circumstances an Option may be settled in cash, shares of Common Stock or other property under Section 6.I instead of Common Stock.

(vii) To waive, amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award. Except as otherwise provided by this Plan, the Stock Option Agreement, Stock Award Agreement or Performance Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that (x) an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant and (y) any other amendment or modification of any Stock Option Agreement, Stock Award Agreement or Performance Agreement that does not, in the opinion of the Committee, adversely affect any rights of any Participant, shall not require such Participant’s consent. Notwithstanding the foregoing, the restrictions on the Repricing of Options and Stock Appreciation Rights, as set forth in this Plan, may not be waived.

(viii) To prescribe the form of Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreements under this Plan; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. Except for the due execution of the award agreement by both the Corporation and the Participant, the Award’s effectiveness will not be dependent on any signature unless specifically so provided in the award agreement.

The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any general power or authority of the Committee; provided that the Committee may not exercise any right or power expressly reserved to the Board. Any decision made, or action taken, by the Committee or in connection with the implementation, interpretation and administration of this Plan shall be final, conclusive and binding on all persons or entities having an interest in this Plan.

4. Eligibility

A. Eligibility for Awards. Awards, other than Incentive Stock Options, may be granted to any Eligible Person selected by the Committee, upon the recommendation of the Corporation’s management. Incentive Stock Options may be granted only to employees of the Corporation or a Parent or a Subsidiary, upon the recommendation of the Corporation’s management.

B. Eligibility of Consultants. A Consultant shall be an Eligible Person only if the offer or sale of the Corporation’s securities would be eligible for registration on Form S-8 Registration Statement (or any successor form) because of the identity and nature of the service provided by such Consultant, unless the Corporation determines that an offer or sale of the Corporation’s securities to such Consultant will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale. Awards to Consultants shall be granted upon the recommendation of the Corporation’s management.

C. Substitution Awards. The Committee may make Awards under this Plan by assumption, in substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of this Plan (other than the maximum number of shares of Common Stock that may be issued under this Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

5. Common Stock Subject to Plan

A. Share Reserve and Limitations on Grants. The maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options, (ii) issued pursuant to Stock Awards shall be eighteen million (18,000,000). The number of shares of Common Stock subject to this Plan shall be subject to adjustment as provided in Section 9. Subject to adjustment as provided in Section 9 and notwithstanding any provision hereto to the contrary, shares subject to this Plan shall include shares forfeited in a prior year as provided herein.

B. Reversion of Shares. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock (or shares subject to an unexercised Stock Appreciation Right) which were subject thereto shall become available for future grant under this Plan. Shares of Common Stock that have been actually issued under this Plan shall not be returned to the share reserve for future grants under this Plan; except that shares of Common Stock issued pursuant to a Stock Award which are forfeited to the Corporation or repurchased by the Corporation at the original purchase price of such shares, shall be returned to the share reserve for future grant under this Plan.

C. Source of Shares. Common Stock issued under this Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation.

6. Options

A. Award. In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted, upon the recommendation of the Corporation’s management, and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the exercise price of the such Option, the vesting schedule applicable to such Option, the expiration date of such Option, events of termination of such Option, and any other terms of such Option. The terms and conditions of Stock Option Agreements may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Options need not be identical. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option but instead shall be deemed a Nonqualified Stock Option.

B. Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

(i) The exercise price per share for Common Stock subject to an Option shall not be less than one hundred percent (100%) of the Fair Market Price on the Date of Grant.

(ii) The exercise price per share for Common Stock subject to an Incentive Stock Option granted to a Participant who is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Price on the Date of Grant.

C. Maximum Option Period. Unless a shorter period is provided by the Stock Option Agreement, the maximum period during which an Option may be exercised shall be seven (7) years from the Date of Grant of such Option. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the Date of Grant, such Option shall not be exercisable after the expiration of five (5) years from the Date of Grant.

D. Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Price of the Common Stock with respect to which Incentive Stock Options granted to any Participant are exercisable for the first time during any calendar year (under all stock option plans of the Corporation or any Parent or Subsidiary) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options shall not be deemed to be Incentive Stock Options. For purposes of this section, the Fair Market Price of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.

E. Nontransferability. Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant through a gift or domestic relations order to the Participant’s Family Members to the extent in compliance with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant, unless such obligation is to the Corporation itself or to an Affiliate.

F. Vesting. Options will vest as provided in the Stock Option Agreement. The Stock Option Agreement shall provide for specific vesting provisions.

G. Termination. Options will terminate as provided in the Stock Option Agreement. The Stock Option Agreement shall provide for specific events of termination.

H. Exercise. Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. The Participant may face certain restrictions on his/her/its ability to exercise Options and/or sell underlying shares when such Participant is potentially in possession of insider information. The Corporation will make the Participant aware of any formal insider trading policy it adopts, and the provisions of such insider trading policy (including any amendments thereto) shall be binding upon the Participant.

I. Payment. Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee or if the Common Stock is traded on an established securities market, by payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the Corporation. With the consent of the Committee, payment of all or a part of the exercise price of an Option may also be made (i) by surrender to the Corporation (or delivery to the Corporation of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for such period prior to the date of exercise as is necessary to avoid adverse accounting treatment to the Corporation, or (ii) any other method acceptable to the Committee, including without limitation, the withholding of shares receivable upon settlement of the option in payment of the exercise price. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Price (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised. The Committee may provide, in an Agreement or otherwise, that a Participant who exercises an Option and pays the Exercise Price in whole or in part with Common Stock then owned by the Participant will be entitled to receive another Option covering the same amount of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option (a “Reload Option”). Unless otherwise provided in the Agreement, a Participant, in order to be entitled to a Reload Option, must pay with Common Stock that has been owned for at least the preceding six (6) months.

J. Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Corporation.

K. Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Chief Financial Officer of the Corporation or in his/her absence, the Chief Executive Officer. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Option issued under this Plan be endorsed with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO ___, 20___, IN THE ABSENCE OF A WRITTEN STATEMENT FROM THE CORPORATION TO THE EFFECT THAT THE CORPORATION IS AWARE OF THE FACTS OF SUCH SALE OR TRANSFER.

The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option.

L. No Repricing. In no event shall the Committee permit a Repricing of any Option without the approval of the stockholders of the Corporation.

7. Stock Awards

A. Stock Bonus Awards. Stock Bonus Awards shall be granted by the Committee upon the recommendation of the Corporation’s management. Each Stock Award Agreement for a Stock Bonus Award shall be in such form and shall contain such terms and conditions (including provisions relating to consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Bonus Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Stock Bonus Awards need not be identical.

B. Restricted Stock Awards. Restricted Stock Awards shall be granted by the Committee upon the recommendation of the Corporation’s management. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions (including provisions relating to purchase price, consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Restricted Stock Awards need not be identical. Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

C. Stock Appreciation Rights. Stock Awards for Stock Appreciation Rights shall be granted by the Committee upon the recommendation of the Corporation’s management. Each Stock Award Agreement for Stock Appreciation Rights shall be in such form and shall contain such terms and conditions (including provisions relating to vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Appreciation Rights may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Stock Appreciation Rights need not be identical. No Stock Appreciation Right shall be exercisable after the expiration of seven (7) years from the date such Stock Appreciation Right is granted. The base price per share for each share of Common Stock covered by an award of Stock Appreciation Rights shall not be less than one hundred percent (100%) of the Fair Market Price of a share of Common Stock on the date of grant. In no event shall the Committee permit a Repricing of any Stock Appreciation Right without the approval of the stockholders of the Corporation. The Participant shall not have any rights as a stockholder with respect to the shares of Common Stock covered by an award of Stock Appreciation Rights and shall not have any right to vote such shares until the exercise of the Stock Appreciation Right. If the payment made to reflect the increase in Fair Market Price is made in shares of Common Stock then the Participant will have all rights as a stockholder with respect to such shares.

D. Deferred Shares. The Committee may authorize grants of Deferred Shares to Participants upon the recommendation of the Corporation’s management, and upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each grant shall constitute the agreement by the Corporation to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

(ii) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Price on the date of grant.

(iii) Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

(iv) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

(v) Any grant, or the vesting thereof, may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

(vi) Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan. The terms and conditions of the agreements for Deferred Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Deferred Shares need not be identical.

8. Performance Shares

A. The Committee may authorize grants of Performance Shares upon the recommendation of the Corporation’s management, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

(ii) The Performance Period with respect to each Performance Share shall commence on the date established by the Committee and may be subject to earlier termination in the event of a change in control of the Corporation or similar transaction or event.

(iii) Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

(iv) Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(v) Each grant shall specify the time and manner of payment of Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(vi) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant.

(vii) Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

(viii) If provided in the terms of the grant and subject to the requirements of Section 162(m) of the Code (in the case of awards intended to qualify for exception therefrom), the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

(ix) Each grant shall be evidenced by an agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan. The terms and conditions of the agreements for Performance Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Performance Shares need not be identical.

(x) Until the achievement of the Performance Objectives and the resulting issuance of the Performance Shares, the Participant shall not have any rights as a stockholder in the Performance Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

9. Changes in Capital Structure

A. No Limitations of Rights. The existence of outstanding Awards shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

B. Changes in Capitalization. If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and other Awards hereunder and (ii) the number and class of shares then reserved for issuance under this Plan and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted. The conversion of convertible securities of the Corporation shall not be treated as effected “without receiving consideration.” The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

C. Merger, Consolidation or Asset Sale . If the Corporation is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another entity while Options or Stock Awards remain outstanding under this Plan, unless provisions are made in connection with such transaction for the continuance of this Plan and/or the assumption or substitution of such Options or Stock Awards with new options or stock awards covering the stock of the successor entity, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the Stock Option Agreement or Stock Award Agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

D. Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.

10. Withholding of Taxes

The Corporation or an Affiliate (including through its brokers or agents) shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Corporation or Affiliate in good faith believes is imposed upon it in connection with U.S. (or any other country’s) federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements, (ii) tender back to the Corporation shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (iii) deliver to the Corporation previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary, fee or other cash compensation due the Participant, (v) pay the Corporation or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Corporation or its Affiliate with respect to the Option or Stock Award; or (vi) establish a 10b5-1 trading plan for withheld stock designed to facilitate the sale of stock in connection with the vesting of such shares, the proceeds of which shall be utilized to make all applicable withholding payments in a manner to be coordinated by the Corporation’s Chief Financial Officer.

11. Compliance with Law and Approval of Regulatory Bodies

A. General Requirements. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed, including but not limited to the American Stock Exchange and the Tel Aviv Stock Exchange. The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. In the absence of an effective and current registration statement on an appropriate form under the Securities Act, or a specific exemption from the registration requirements of the Securities Act, shares of Common Stock issued under this Plan shall be restricted shares. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option is exercised may bear such restrictive legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

B. Participant Representations. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such Participant’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, as to the application of such exemption thereto.

12. General Provisions

A. Effect on Employment and Service . Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Corporation or an Affiliate, (ii) in any way affect any right and power of the Corporation or an Affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefore or (iii) except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of this Plan.

B. Use of Proceeds. The proceeds received by the Corporation from the sale of Common Stock pursuant to this Plan shall be used for working capital and/or investment in equipment and/or acquisitions and/or business development.

C. Unfunded Plan. This Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any Participant with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

D. Rules of Construction. Headings are given to the Sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

E. Choice of Law. This Plan and all Stock Option Agreements, Stock Award Agreements, and Performance Agreements (or any other agreements) entered into under this Plan shall be interpreted under the Corporation Law excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the Corporation Law.

F. Fractional Shares. The Corporation shall not be required to issue fractional shares pursuant to this Plan. The Committee may provide for elimination of fractional shares or the settlement of such fraction shares in cash.

G. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Corporation or any Affiliate outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

13. Amendment and Termination

The Committee may amend or terminate this Plan from time to time; provided, however, that stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under this Plan, except as contemplated by Section 5.A or Section 9.B; (ii) changes the class of Participants eligible to receive Incentive Stock Options; (iii) modifies the restrictions on Repricings set forth in this Plan; or (iv) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Corporation shares are traded or exchange on which the Corporation shares are listed. Except as specifically permitted by this Plan, Stock Option Agreement or Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant. Any amendment requiring stockholder approval shall be approved by the stockholders of the Corporation within twelve (12) months of the date such amendment is adopted by the Committee.

14. Effective Date of Plan; Duration of Plan

A. This Plan shall be effective upon adoption by the Board, subject to approval within twelve (12) months by the stockholders of the Corporation. Unless and until this Plan has been approved by the stockholders of the Corporation, no Option or Stock Award may be exercised, and no shares of Common Stock may be issued under this Plan. In the event that the stockholders of the Corporation shall not approve this Plan within such twelve (12) month period, this Plan and any previously granted Options or Stock Awards shall terminate.

B. Unless previously terminated, this Plan will terminate ten (10) years after the date this Plan is adopted by the Board, except that Awards that are granted under this Plan prior to its termination will continue to be administered under the terms of this Plan until the Awards terminate, expire or are exercised.

IN WITNESS WHEREOF , the Corporation has caused this Plan to be executed by a duly authorized officer as of the date of adoption of this Plan by the Board.

MGT Capital Investments, Inc.

By:	/s/ Robert B. Ladd
Robert B. Ladd
President and CEO

Date of adoption: July __, 2016

ANNEX C

REVERSE STOCK SPLIT AMENDMENT

Certificate of Amendment

of

Certificate of Incorporation

of MGT Capital Investments, Inc.

MGT Capital Investments, Inc., organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST : That the Board of Directors of MGT Capital Investments, Inc. adopted a proposed amendment of the Certificate of Incorporation of said corporation to effect a reverse stock split, declaring said amendment to be advisable.

The proposed amendment reads as follows:

Article Fourth is hereby amended by striking the third paragraph in its entirety and replacing it with the following:

Upon the effectiveness (the “ Effective Time ”) of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each share of Common Stock issued and outstanding immediately prior to the Effective Time will be automatically combined and converted into that fraction of a share of Common Stock of the Corporation as has been determined by the board of directors in its sole discretion, at a ratio of not less than 1-for-2 and publicly announced by the Corporation at least 3 days prior to effectiveness of this Certificate of Amendment (the “Stock Split”). Notwithstanding the foregoing, no fractional shares shall be issued in connection with the Stock Split. Shares shall be rounded up to the nearest whole share. Each certificate that immediately prior to the Effective Time represented shares of common stock (“Old Certificates ”), shall thereafter and without the necessity for presenting the same represent that number of shares of common stock into which the shares of common stock represented by the Old Certificate shall have been combined, subject to the rounding up of any fractional share interests as described above.

SECOND: That, pursuant to a resolution of its Board of Directors, an annual meeting of the stockholders of MGT Capital Investments, Inc. was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of granting the Board of Directors the authority to amend the Certificate of Incorporation to provide for a stock split and the Board of Directors subsequently approved a ratio of ____.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this __ day of ________________, 2016.

MGT CAPITAL INVESTMENTS, INC.
By:
Name:	Robert Ladd
Title:	President and Chief Executive Officer

ANNEX D

ROBERT LADD EMPLOYMENT AGREEMENT

EXECUTIVE EMPLOYMENT AGREEMENT

This EXECUTIVE EMPLOYMENT AGREEMENT (the “Agreement”) dated July 7, 2016 (the “Effective Date”), is by and between MGT Capital Investments, Inc., a company incorporated under the laws of Delaware (the “Company”), and Robert Ladd, an individual (the “Executive”) with reference to the following facts:

The Executive wishes to serve, and the Company wishes the Executive to serve, as [President and Chief Operating Officer]; and

The parties hereto wish to enter into an Employment Agreement between the Executive and the Company, on the terms and conditions contained in this Agreement.

NOW THEREFORE, in consideration of the foregoing facts and mutual agreements set forth below, the parties, intending to be legally bound, agree as follows:

1. Employment. The Company hereby agrees to employ the Executive, and the Executive hereby accepts such employment and agrees to perform the Executive’s duties and responsibilities in accordance with the terms and conditions hereinafter set forth.

1.1 Duties and Responsibilities. The Executive shall serve as [President and Chief Operating Officer]. During the Employment Term, the Executive shall perform all duties and accept all responsibilities incident to such position and other appropriate duties as may be assigned to Executive by the Company’s Board of Directors from time to time. The Company shall retain full direction and control of the manner, means and methods by which the Executive performs the services for which he is employed hereunder and of the place or places at which such services shall be rendered.

1.2 Employment Term. The term of the Executive’s employment shall commence on the Effective Date and shall continue for twenty-four (24) months, unless earlier terminated in accordance with Section 6 hereof. The term of the Executive’s employment shall be automatically renewed for successive one (1) year periods until the Executive or the Company delivers to the other party a written notice of their intent not to renew the Employment Term, such written notice to be delivered at least sixty (60) days prior to the expiration of the then-effective Employment Term. Each of the initial 24-month period and each successive one (1) year period shall be known as an “Employment Term.”

1.3 Extent of Service. During the Employment Term, the Executive agrees to use the Executive’s best efforts to carry out the duties and responsibilities under Section 1.1 hereof and to devote all requisite Executive’s business time, attention and energy thereto. Executive further agrees not to work either on a part-time or independent contracting basis for any other business or enterprise during the Employment Term without the prior written consent of the Company’s Board of Directors, which consent shall not be unreasonably withheld.

1.4 Base Salary and Compensation

(a) Base Salary. The Company shall pay the Executive a base salary (the “Base Salary”) at the annual rate of $240,000 (U.S.), payable at such times as the Company customarily pays its other senior level executives (but in any event no less often than monthly). The Base Salary shall be subject to all state, federal and local payroll tax withholding and any other withholdings required by law. The Executive’s Base Salary may be increased by the Compensation Committee of the Board of Directors (the “Compensation Committee”). Once increased, such increased amount shall constitute the Executive’s Base Salary.

(b) Share Grant.

(i) Upon the execution hereof and in consideration of the execution hereof, the Company shall issue to the Executive an aggregate of two million (2,000,000) shares of the Company’s common stock (the “Shares” or “Securities”). The Company and Executive agree that issuance of the Shares is an inducement material to entering into this Agreement.

(ii) Subject to Section 6 hereof, the Shares shall vest as follows: (i) 1/3 of the Shares shall vest 12 months after the Effective Date, (ii) 1/3 of the Shares shall vest 18 months after the Effective Date and (iii) 1/3 of the Shares shall vest 24 months after the Effective Date.

(iii) The Executive shall not effect a Disposition of any Shares unless, until and to the extent the Shares have vested in accordance with this Agreement. Any attempt to effect a Disposition of any Shares prior to the date on which the Shares have vested, shall be void ab initio. For purposes of this Agreement, “Disposition” shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment.

(iv) Notwithstanding any other provisions of this Agreement, the Company’s Board of Directors shall be authorized in its discretion, based upon its review and evaluation of the performance of the Executive and of the Company or its subsidiaries, to accelerate the vesting schedule under this Agreement upon the Shares, at such times and upon such terms and conditions as the Board shall deem advisable.

1.5 Incentive Compensation.

(a) Bonus. The Executive shall be eligible to earn a cash and/or equity bonus as the Compensation Committee may determine, from time to time, based on meeting performance objectives and bonus criteria to be mutually identified by the Executive and the Compensation Committee. Such objectives and criteria may be based on a favorable sale or merger of the Company, in addition to operating metrics. Bonuses, if any, shall be subject to all applicable tax and payroll withholdings.

(b) Executive Benefits. The Executive shall be entitled to participate in all executive benefit or incentive compensation plans now maintained or hereafter established by the Company for the purpose of providing compensation and/or benefits to executives of the Company and any supplemental retirement, salary continuation, stock option, deferred compensation, supplemental medical or life insurance or other bonus or incentive compensation plans. Unless otherwise provided herein, the Executive’s participation in such plans shall be on the same basis and terms as other executives of the Company. No additional compensation provided under any of such plans shall be deemed to modify or otherwise affect the terms of this Agreement or any of the Executive’s entitlements hereunder.

1.6 Other Benefits. During the Employment Term, the Executive shall be entitled to participate in all employee benefit plans and programs made available to the Company’s senior level executives as a group or to its employees generally, as such plans or programs may be in effect from time to time (the “Benefit Coverages”), including, without limitation, medical, dental, hospitalization, short-term and long-term disability and life insurance plans, accidental death and dismemberment protection and travel accident insurance. Executive shall be provided office space and staff assistance appropriate for Executive’s position and adequate for the performance of his duties.

1.7 Reimbursement of Expenses; Vacation; Sick Days and Personal Days. The Executive shall be provided with reimbursement of expenses related to Executive’s employment by the Company, including reasonable expenses for travel within the scope of the Executive’s employment as long as such travel is pre-approved by the Company and reasonable expenses related to the Executive’s home office and personal security as long as such expenses are pre-approved by the Company, on a basis no less favorable than that which may be authorized from time to time by the Board, in its sole discretion, for senior level executives as a group. Executive shall be entitled to vacation and holidays in accordance with the Company’s normal personnel policies for senior level executives, but not less than four (4) weeks of vacation per calendar year.

1.8 No Other Compensation. Except as expressly provided in Sections 1.4 through 1.7, Executive shall not be entitled to any other compensation or benefits.

2. Representations and Warranties of the Executive. The Executive represents and warrants to the Company as follows:

2.1 No Conflicts. The execution and delivery by the Executive of this Agreement, and the performance by the Executive of its obligations hereunder, do not and will not (i) violate or conflict with any law, ordinance, or regulation, or order, decree or judgment of any arbitrator, court or administrative or other governmental body which is applicable to, binding upon or enforceable against the Executive or any of his assets, (ii) constitute or result in any breach of any of the terms, provisions, conditions of, or constitute a default under, or an event which, with notice or lapse of time or both, would constitute a default under, any indenture, agreement, contract or other document to which the Executive is a party or by which the Executive may be bound or (iii) require the consent or approval of any court, governmental authority or other person. Neither the execution, delivery nor performance of this Agreement, nor the consummation by the Executive of the obligations contemplated hereby requires the consent of, authorization by, exemption from, filing with or notice to any governmental entity or any other person.

2.2 Restricted Securities. The Shares are characterized as “restricted securities,” as that term is defined under Rule 144 of the Securities Act, and may not be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”) or in accordance with an exemption therefrom. The Executive represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Executive agrees and acknowledges that, in connection with the transfer of any portion of, or all of, the Shares, the Company may require the Executive to provide an opinion of counsel, the form and substance of which shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

2.3 Experience of the Executive. The Executive, either alone or together with his representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has evaluated the merits and risks of such investment. The Executive is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

2.4 Risk of Investment. The Executive is aware and acknowledges that (i) the investment in the Securities is speculative and the Executive bears the risk of loss of its entire investment, (ii) the Executive, in accepting the Securities, is relying, if at all, solely upon the advice of his personal financial, tax and legal advisers with respect to an investment in the Company, and (iii) because transfer of the Securities is restricted, it may not be possible for the Executive to liquidate its investment readily in case of an emergency and, therefore, the Executive may have to bear the risk of an investment in the Securities for an indefinite period of time.

2.5 Tax Consequences. The Executive acknowledges that the acquisition of the Securities, may involve tax consequences to the Executive, and the contents of this Agreement do not contain tax advice. The Executive acknowledges that he has not relied and will not rely upon the Company with respect to any tax consequences related to the Securities. The Executive assumes full responsibility for all such consequences and for the preparation and filing of any tax returns and elections which may or must be filed in connection with the Securities.

2.6 Purchase Entirely for Own Account. The Securities to be received by the Executive hereunder will be acquired for the Executive’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Executive has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to the Executive’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by the Executive to hold the Securities for any period of time. The Executive is not a broker-dealer or agent of a broker-dealer required to be registered with the Securities and Exchange Commission under Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor an entity or individual engaged in a business that would require it to be so registered.

2.7 Accredited Investor. The Executive is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act.

2.8 Disclosure of Information. The Executive has access to and has reviewed the Company’s filings with the Securities and Exchange Commission, at www.sec.gov, including the “Risk Factors” contained therein. The Executive has had the opportunity to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities.

2.9 Legends. The Executive agrees to the imprinting, so long as is required by this Section 2.9, of a legend on any of the Securities issued pursuant to this Agreement, or certificates evidencing such securities, in the following form:

THIS SECURITY NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

The Executive agrees also to the imprinting of any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the securities to be so legended. Certificates evidencing such securities shall not contain any legend (including the legend set forth in this Section 2.9 hereof): (i) while a registration securities pursuant to Rule 144, or (iii) if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission), as reasonably determined by the Company.

2.10 Reliance on Exemptions. The Executive understands that the Securities being offered hereunder, are being offered in reliance on specific exemptions from the registration requirements of United States federal and state securities laws, and that the Company is relying in part upon the truth and accuracy of the Executive’s representations, and compliance with the representations, warranties, agreements, acknowledgments and understandings of the Executive set forth herein, in order to determine the availability of such exemptions and the eligibility of the Executive to acquire the Securities.

2.11 Due Execution; Binding Obligation. This Agreement has been duly executed and delivered by the Executive and is a legal, valid and binding obligation of the Executive enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights or the availability of equitable remedies.

3. Representations of the Company. The Company represents and warrants to the Executive as follows:

3.1 Authorization and Binding Obligation. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and to issue the Securities in accordance with the terms hereof. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities, have been duly authorized by the Company’s Board of Directors and no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws.

3.2 No Conflict. The execution, delivery and performance of this Agreement by the Company will not (i) result in a violation of the Company’s Certificate of Incorporation, as amended, or other organizational document of the Company or any of its subsidiaries, any capital stock of the Company or any of its subsidiaries or bylaws of the Company or any of its subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a material adviser effect on the Company or its subsidiaries.

3.3 Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Executive contained herein, the offer and issuance by the Company of the Securities, is exempt from registration pursuant to the exemption provided by Section 4(a)(2) of the Securities Act.

4. Confidential Information. Executive recognizes and acknowledges that by reason of Executive’s employment by and service to the Company before, during and, if applicable, after the Employment Term, Executive will have access to certain confidential and proprietary information relating to the Company’s business, which may include, but is not limited to, trade secrets, trade “know-how,” and plans, financing services, funding programs, costs, strategy and programs, computer programs and software and financial information (collectively referred to as “Confidential Information”). Executive acknowledges that such Confidential Information is a valuable and unique asset of the Company and Executive covenants that he will not, unless expressly authorized in writing by the Company, at any time during the course of Executive’s employment use any Confidential Information or divulge or disclose any Confidential Information to any person, firm or corporation except in connection with the performance of Executive’s duties for the Company and in a manner consistent with the Company’s policies regarding Confidential Information. Executive also covenants that at any time after the termination of such employment, directly or indirectly, he will not use any Confidential Information or divulge or disclose any Confidential Information to any person, firm or corporation, unless such information is in the public domain through no fault of Executive or except when required to do so by a court of law, by any governmental agency having supervisory authority over the business of the Company or by any administrative or legislative body (including a committee thereof) with apparent jurisdiction to order Executive to divulge, disclose or make accessible such information. All written Confidential Information (including, without limitation, in any computer or other electronic format) which comes into Executive’s possession during the course of Executive’s employment shall remain the property of the Company. Except as required in the performance of Executive’s duties for the Company, or unless expressly authorized in writing by the Company, Executive shall not remove any written Confidential Information from the Company’s premises, except in connection with the performance of Executive’s duties for the Company and in a manner consistent with the Company’s policies regarding Confidential Information. Upon termination of Executive’s employment, the Executive agrees to return immediately to the Company all written Confidential Information (including, without limitation, in any computer or other electronic format) in Executive’s possession. As a condition of Executive’s continued employment with the Company and in order to protect the Company’s interest in such proprietary information, the Company shall require Executive’s execution of a Confidentiality Agreement and in the form attached hereto as Exhibit “A”, and incorporated herein by this reference.

5. Non-Competition; Non-Solicitation.

5.1 Non-Compete. The Executive hereby covenants and agrees that during the term of this Agreement and for a period of two years following the end of the Employment Term, the Executive will not, without the prior written consent of the Company, directly or indirectly, on his own behalf or in the service or on behalf of others, whether or not for compensation, engage in any business activity, or have any interest in any person, firm, corporation or business, through a subsidiary or parent entity or other entity (whether as a shareholder, agent, joint venture, security holder, trustee, partner, Executive, creditor lending credit or money for the purpose of establishing or operating any such business, partner or otherwise) with any Competing Business in the Covered Area. For the purpose of this Section 5.1, (i) “Competing Business” means any company engaged in cyber security, information sharing and internet service businesses, substantially similar to those of the Company; and (ii) “Covered Area” means all geographical areas of the United States and foreign jurisdictions where the Company may operate. Notwithstanding the foregoing, the Executive may own shares of companies so long as such securities do not constitute more than ten percent (10%) of the outstanding securities of any such company.

5.2 Non-Solicitation. The Executive further agrees that as long as the Agreement remains in effect and for a period of one (1) year from its termination, the Executive will not divert any business of the Company and or any affiliate of the Company and/or the Company’s and/or its affiliates’ business to any other person, entity or competitor, or induce or attempt to induce, directly or indirectly, any person to leave his or her employment with the Company.

5.3 Remedies. The Executive acknowledges and agrees that his obligations provided herein are necessary and reasonable in order to protect the Company and its affiliates and their respective business and the Executive expressly agrees that monetary damages would be inadequate to compensate the Company and/or its affiliates for any breach by the Executive of his covenants and agreements set forth herein. Accordingly, the Executive agrees and acknowledges that any such violation or threatened violation of this Section 5 will cause irreparable injury to the Company and that, in addition to any other remedies that may be available, in law, in equity or otherwise, the Company and its affiliates shall be entitled to obtain injunctive relief against he threatened breach of this Section 5 or the continuation of any such breach by the Executive without the necessity of proving actual damages.

6. Termination.

6.1 Termination without Cause or for Good Reason.

(a) If this Agreement is terminated by the Company other than for Cause (as defined in Section 6.4 hereof) or as a result of Executive’s death or Permanent Disability (as defined in Section 6.2 hereof), or if Executive terminates his employment for Good Reason (as defined in Section 6.1(b) hereof) prior to the Expiration Date, Executive shall receive or commence receiving as soon as practicable in accordance with the terms of this Agreement:

(i) a severance payment (the “Severance Payment”), which amount shall be paid in a cash lump sum within ten (10) days of the date of termination, in an amount equal to the higher of the aggregate amount of the Executive’s Base Salary for the then remaining term of this Agreement or twenty-four (24) times the average monthly Base Salary paid or accrued during the three full calendar months immediately preceding such termination;

(ii) expense reimbursement which shall be paid in a lump sum payment within ten (10) days of the date of termination, in an amount equal Executive’s reimbursed expenses set forth in Section 1.7;

(iii) immediate vesting of all unvested stock options and the extension of the exercise period of such options to the later of the longest period permitted by the Company’s stock option plans or two years following the Termination Date;

(iv) payment in respect of compensation earned but not yet paid (the “Compensation Payment”) which amount shall be paid in a cash lump sum within ten (10) days of the date of termination. For the purposes of this Section, the Compensation Payment shall include any payment for the pro-rata number of vacation days earned, but not taken in the preceding calendar year; and

(v) immediate vesting of all Shares.

(b) For purposes of this Agreement, “Good Reason” shall mean any of the following (without Executive’s express prior written consent):

(i) Any material breach by Company of any provision of this Agreement, including any material reduction by Company of Executive’s duties or responsibilities (except in connection with the termination of Executive’s employment for Cause, as a result of Permanent Disability, as a result of Executive’s death or by Executive other than for Good Reason);

(ii) A reduction by the Company in Executive’s Base Salary or any failure of the Company to reimburse Executive for material expenses described in Section 1.7;

(iii) The failure by the Company to obtain the specific assumption of this Agreement by any successor or assign of Company as provided for in Section 8 hereof; or

(iv) Upon a Change in Control of Company (as such term is hereinafter defined).

(c) The following provisions shall apply in the event compensation provided in Section 6.1(a) becomes payable to the Executive:

(i) if the severance compensation provided for in Section 6.1(a)(ii) above cannot be finally determined on or before the tenth day following such termination, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company of the minimum amount of such compensation and shall pay the remainder of such compensation (together with interest at the Federal short-term rate provided in Section 1274(d)(1)(C)(i) of the Internal Revenue Code (the “Code”)) as soon as the amount thereof can be determined but in no event later than the thirtieth day after the Date of Termination. In the event the amount of the estimated payment exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive payable on the fifth day after demand by the Company (together with interest at the Federal short-term rate provided in Section 1274(d)(1)(C)(i) of the Code).

(ii) If the payment of the Total Payments (as defined below) will be subject to the tax (the “Excise Tax”) imposed by Section 4999 of the Code, the Company shall pay the Executive on or before the tenth day following the Date of Termination, an additional amount (the “Gross-Up Payment”) such that the net amount retained by the Executive, after deduction of any Excise Tax on Total Payments and any federal and state and local income tax and Excise Tax upon the payment provided for by this paragraph, shall be equal to the Total Payments. For purposes of determining whether any of the payments will be subject to the Excise Tax and the amount of such Excise Tax, (A) any payments or benefits received or to be received by the Executive in connection with a Change in Control of the Company or the Executive’s termination of employment, whether payable pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, its successors, any person whose actions result in a Change in Control of the Company or any corporation affiliated or which, as a result of the completion of transaction causing such a Change in Control, will become affiliated with the Company within the meaning of Section 1504 of Code (the “Total Payments”) shall be treated as “parachute payments” within the meaning of Section 280G(b)(2) of the Code, and all “excess parachute payments” within the meaning of Section 280G(b)(1) shall be treated as subject to the Excise Tax, unless, in the opinion of tax counsel selected by the Company’s independent auditors and acceptable to the Executive, the Total Payments (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code either in their entirety or in excess of the base amount within the meaning of Section 280G(b)(3) of the Code, or are otherwise not subject to the Excise Tax, (B) the amount of the Total Payments that shall be treated as subject to the Excise Tax shall be equal to the lesser of (I) the total amount of the Total Payments or (II) the amount of excess parachute payments or benefit shall be determined by the Company’s independent auditors in accordance with the principles of Section 280G of the Code. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive’s residence on the Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes. In the event the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time of termination of the Executive’s employment, the Executive shall repay to the Company at the time the amount of such reduction in Excise Tax is finally determined the portion of the Gross-Up Payment that can be repaid such that the Executive remains whole on an after-tax basis following such repayment (taking into account any reduction in income or excise taxes to the Executive from such repayment) plus interest on the amount of such repayment at the Federal short-term rate provided in Section 1274(d)(1)(C)(i) of the Code. In the event the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of the Executive’s employment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional gross-up payment in respect of such excess (plus any interest payable with respect to such excess) at the time that the amount of such excess is finally determined.

(iii) This Agreement is intended to comply with the requirements of Section 409A of the Code or an exemption or exclusion therefrom. Each payment under this Agreement shall be treated as a separate payment for purposes of Section 409A of the Code. In no event may Executive, directly or indirectly, designate the calendar year of any payment to be made under this Agreement. All reimbursements and in-kind benefits provided under this Agreement that constitute deferred compensation within the meaning of Section 409A of the Code shall be made or provided in accordance with the requirements of Section 409A of the Code, including, without limitation, that (i) in no event shall reimbursements by the Company under this Agreement be made later than the end of the calendar year next following the calendar year in which the applicable fees and expenses were incurred, provided that Executive shall have submitted an invoice for such fees and expenses at least 10 days before the end of the calendar year next following the calendar year in which such fees and expenses were incurred; (ii) the amount of in-kind benefits that the Company is obligated to pay or provide in any given calendar year (other than medical reimbursements described in Treas. Reg. § 1.409A-3(i)(1)(iv)(B)) shall not affect the in-kind benefits that the Company is obligated to pay or provide in any other calendar year; (iii) Executive’s right to have the Company pay or provide such reimbursements and in-kind benefits may not be liquidated or exchanged for any other benefit; and (iv) in no event shall the Company’s obligations to make such reimbursements or to provide such in-kind benefits apply later than Executive’s remaining lifetime or if longer, through the 20th anniversary of the Effective Date. To the extent Executive is a “specified employee,” as defined in Section 409A(a)(2)(B)(i) of the Code and the regulations and other guidance promulgated thereunder and any elections made by the Company in accordance therewith, notwithstanding the timing of payment provided in any other Section of this Agreement, no payment, distribution or benefit under this Agreement that constitutes a distribution of deferred compensation (within the meaning of Treasury Regulation Section 1.409A-1(b)) upon separation from service (within the meaning of Treasury Regulation Section 1.409A-1(h)), after taking into account all available exemptions, that would otherwise be payable, distributable or settled during the six-month period after separation from service, will be made during such six-month period, and any such payment, distribution or benefit will instead be paid, distributed or settled on the first business day after such six-month period; provided, however, that if Executive dies following the Date of Termination and prior to the payment, distribution, settlement or provision of the any payments, distributions or benefits delayed on account of Section 409A of the Code, such payments, distributions or benefits shall be paid or provided to the personal representative of Executive’s estate within 30 days after the date of Executive’s death

6.2 Permanent Disability. If the Executive becomes totally and permanently disabled (as defined in the Company’s disability benefit plan applicable to senior executive officers as in effect on the date thereof) (“Permanent Disability”), the Company or the Executive may terminate this Agreement on written notice thereof, and the Executive shall receive or commence receiving, as soon as practicable:

(a) amounts payable pursuant to the terms of the disability insurance policy or similar arrangement which Company maintains for the Executive, if any, during the term hereof;

(b) the Compensation Payment which shall be paid to Executive as a cash lump sum within thirty (30) days of such termination; and

(c) all Shares to which the Executive is entitled under Section 1.4(b) hereof.

6.3 Death. In the event of the Executive’s death during an Employment Term hereunder, this Agreement will terminate, and the Executive’s estate or designated beneficiaries shall receive or commence receiving, as soon as practicable in accordance with the terms of this Agreement:

(a) compensation equal to one year’s Base Salary (calculate by multiplying the average monthly Base Salary paid or accrued for the three full calendar months immediately such event), which shall be paid within thirty (30) days of such termination;

(b) any death benefits provided under the Executive benefit programs, plans and practices in which the Executive has an interest, in accordance with their respective terms;

(c) the Compensation Payment which shall be paid to Executive’s estate as a cash lump sum within thirty (30) days of such termination;

(d) all shares to which the Executive is entitled under Section 1.4(b) hereof which shall immediately vest; and

(e) such other payments under applicable plans or programs to which Executive’s estate or designated beneficiaries are entitled pursuant to the terms of such plans or programs.

6.4 Voluntary Termination by Executive: Discharge for Cause. The Company shall have the right to terminate this Agreement for Cause (as hereinafter defined). In the event that the Executive’s employment is terminated by Company for Cause, as hereinafter defined, or by the Executive other than for Good Reason or other than as a result of the Executive’s Permanent Disability or death, prior to the Termination Date, the Executive shall be entitled only to receive, as a cash lump sum within thirty (30) days of such termination, the Compensation Payment. As used herein, the term “Cause” shall be limited to (a) willful malfeasance or willful misconduct by the Executive in connection with the services to the Company in a matter of material importance to the conduct of the Company’s affairs which has a material adverse effect on the business of the Company, or (b) the conviction of the Executive for commission of a felony. For purposes of this subsection, no act or failure to act on the Executive’s part shall be considered “willful” unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. Termination of this Agreement for Cause pursuant to this Section 6.4 shall be made by delivery to the Executive of a copy of a resolution duly adopted by the affirmative vote of all the Executive, if a Board member not participating in the vote, of the members of the Board of Directors called and held for such purpose (after thirty (30) days prior written notice to the Executive and reasonable opportunity for the Executive to be heard before the Board of Directors prior to such vote), finding that in the good faith business judgment of such Board of Directors, the Executive was guilty of conduct set forth in any of clauses (a) through (b) above and specifying the particulars thereof.

7. Change In Control.

7.1 Definition. For purposes of this Agreement, a “Change in Control” shall be deemed to have occurred if (i) there shall be consummated (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company’s Common Stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or (ii) the stockholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company, or (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”)), other than the Company, the Executive or any executive benefit plan sponsored by the Company, or such person on the Effective Date hereof is a 20% or more beneficial owner, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, or (iv) at any time during a period of two consecutive years, individuals who at the beginning of such period, constituted the Board of Directors of the Company shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company’s stockholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office, who were directors at the beginning of such two-year period.

7.2 Rights and Obligations. If a Change in Control of the Company shall have occurred while the Executive is director of the Company, the Executive shall be entitled to the compensation provided in Section 6.1(a) of this Agreement upon the subsequent termination of this Agreement by either the Company, or the Executive within two years of the date upon which the Change in Control shall have occurred, unless such termination is a result of (i) the Executive’s death; (ii) the Executive’s Disability; (iii) the Executive’s Retirement; or (iv) the Executive’s termination for Cause.

8. Assignment. This Agreement shall be binding upon and inure to the benefit of the heirs and representatives of Executive and the assigns and successors of Company, but neither this Agreement nor any rights or obligations hereunder shall be assignable or otherwise subject to hypothecation by Executive (except by will or by operation of the laws of intestate succession or by Executive notifying the Company that cash payment be made to an affiliated investment partnership in which Executive is a control person) or by Company, except that Company may assign this Agreement to any successor (whether by merger, purchase or otherwise) to all or substantially all of the stock, assets or businesses of Company, if such successor expressly agrees to assume the obligations of Company hereunder.

9. Indemnification. Executive shall be indemnified by the Company against all liability incurred by the Executive in connection with any proceeding, including, but not necessarily limited to, the amount of any judgment obtained against Executive, the amount of any settlement entered into by the Executive and any claimant with the approval of the Company, attorneys’ fees, actually and necessarily incurred by him in connection with the defense of any action, suit, investigation or proceeding or similar legal activity, regardless of whether criminal, civil, administrative or investigative in nature (“Claim”), to which he is made a party or is otherwise subject to, by reason of his being or having been a director, officer, agent or employee of the Company, to the full extent permitted by applicable law and the Certificate of Incorporation of the Company.. Such right of indemnification will not be deemed exclusive of any other rights to which Executive may be entitled under Company’s Certificate of Incorporation or By-laws, as in effect from time to time, any agreement or otherwise.

10. General Provisions.

10.1 Modification: No Waiver. No modification, amendment or discharge of this Agreement shall be valid unless the same is in writing and signed by all parties hereto. Failure of any party at any time to enforce any provisions of this Agreement or any rights or to exercise any elections hall in no way be considered to be a waiver of such provisions, rights or elections and shall in no way affect the validity of this Agreement. The exercise by any party of any of its rights or any of its elections under this Agreement shall not preclude or prejudice such party from exercising the same or any other right it may have under this Agreement irrespective of any previous action taken.

10.2 Notices. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given when hand delivered or mailed by registered or certified mail as follows (provided that notice of change of address shall be deemed given only when received):

If to the Company, to:

MGT Capital Investments, Inc.

500 Mamaroneck Avenue, Suite 320

Harrison, NY 10528

If to Executive, to:

Robert Ladd

500 Mamaroneck Avenue, Suite 320

Harrison, NY 10528

Or to such other names or addresses as the Company or Executive, as the case may be, shall designate by notice to each other person entitled to receive notices in the manner specified in this Section.

10.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

10.4 Further Assurances. Each party to this Agreement shall execute all instruments and documents and take all actions as may be reasonably required to effectuate this Agreement.

10.5 Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, then such illegal or unenforceable provision shall be modified by the proper court or arbitrator to the extent necessary and possible to make such provision enforceable, and such modified provision and all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement shall be given effect separately from the provisions or portion thereof determined to be illegal or unenforceable and shall not be affected thereby.

10.6 Successors and Assigns. Executive may not assign this Agreement without the prior written consent of the Company. The Company may assign its rights without the written consent of the executive, so long as the Company or its assignee complies with the other material terms of this Agreement. The rights and obligations of the Company under this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company, and the Executive’s rights under this Agreement shall inure to the benefit of and be binding upon his heirs and executors. The Company’s subsidiaries and controlled affiliates shall be express third party beneficiaries of this Agreement.

10.7 Entire Agreement. This Agreement supersedes all prior agreements and understandings between the parties, oral or written. No modification, termination or attempted waiver shall be valid unless in writing, signed by the party against whom such modification, termination or waiver is sought to be enforced.

10.8 Counterparts; Facsimile. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, and all of which taken together shall constitute one and the same instrument. This Agreement may be executed by facsimile with original signatures to follow.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement as of the date first written above.

EXECUTIVE:	MGT CAPITAL INVESTMENTS, INC.

Robert Ladd	Name: H. Robert Holmes
Title: Director, Chairman of the Nomination and Compensation Committee

ANNEX E

JOHN MCAFEE EMPLOYMENT AGREEMENT

Execution Version

EXECUTIVE EMPLOYMENT AGREEMENT

This EXECUTIVE EMPLOYMENT AGREEMENT (the “Agreement”) dated _________ [*], 2016 (the “Effective Date”), is by and between MGT Capital Investments, Inc., a company incorporated under the laws of Delaware (the “Company”), and John McAfee, an individual (the “Executive”) with reference to the following facts:

The Executive wishes to serve, and the Company wishes the Executive to serve, as Chief Executive Officer of the Company and Executive Chairman of the Board of Directors; and

The parties hereto wish to enter into an Employment Agreement between the Executive and the Company, on the terms and conditions contained in this Agreement.

NOW THEREFORE, in consideration of the foregoing facts and mutual agreements set forth below, the parties, intending to be legally bound, agree as follows:

1. Employment. The Company hereby agrees to employ the Executive, and the Executive hereby accepts such employment and agrees to perform the Executive’s duties and responsibilities in accordance with the terms and conditions hereinafter set forth.

1.1 Duties and Responsibilities. The Executive shall serve as Chief Executive Officer. During the Employment Term, the Executive shall perform all duties and accept all responsibilities incident to such position and other appropriate duties as may be assigned to Executive by the Company’s Board of Directors from time to time. The Executive shall also serve as Chairman of the Company’s board of directors, and as an officer of one or more of the Company’s subsidiaries without any additional compensation. The Company shall retain full direction and control of the manner, means and methods by which the Executive performs the services for which he is employed hereunder and of the place or places at which such services shall be rendered.

1.2 Employment Term. The term of the Executive’s employment shall commence on the Effective Date and shall continue for twenty-four (24) months, unless earlier terminated in accordance with Section 6 hereof. The term of the Executive’s employment shall be automatically renewed for successive one (1) year periods until the Executive or the Company delivers to the other party a written notice of their intent not to renew the Employment Term, such written notice to be delivered at least sixty (60) days prior to the expiration of the then-effective Employment Term. Each of the initial 24-month period and each successive one (1) year period shall be known as an “Employment Term.”

1.3 Extent of Service. During the Employment Term, the Executive agrees to use the Executive’s best efforts to carry out the duties and responsibilities under Section 1.1 hereof and to devote all requisite Executive’s business time, attention and energy thereto. Executive further agrees not to work either on a part-time or independent contracting basis for any other business or enterprise during the Employment Term without the prior written consent of the Company’s Board of Directors, which consent shall not be unreasonably withheld.

1.4 Base Salary and Compensation

(a) Base Salary. The Company shall pay the Executive a base salary (the “Base Salary”) at the annual rate of $1.00 (U.S.) per day, payable at such times as the Company customarily pays its other senior level executives (but in any event no less often than monthly). The Base Salary shall be subject to all state, federal and local payroll tax withholding and any other withholdings required by law. The Executive’s Base Salary may be increased by the Compensation Committee of the Board of Directors (the “Compensation Committee”). Once increased, such increased amount shall constitute the Executive’s Base Salary.

Execution Version

(b) Option Grant.

(i) Upon the execution hereof and in consideration of the execution hereof, the Company shall grant the Executive options (the “Options”) to purchase an aggregate of six million (6,000,000) shares of the Company’s common stock (the “Option Shares”). The Company and Executive agree that issuance of the Options is an inducement material to entering into this Agreement. The Options shall consist of the following:

●	options to purchase 1,000,000 shares of the Company’s Common Stock at a per-share price of the higher of $0.25 or the closing price of the Company’s Common Stock as quoted on the NYSE MKT as of the date of the full execution hereof;

●	options to purchase 2,000,000 shares of the Company’s Common Stock at a purchase price of $0.50 per share;

●	options to purchase 3,000,000 shares of the Company’s Common Stock at a purchase price of $1.00 per share.

(ii) The Options shall be exercisable for a period of five (5) years beginning on the date such options are granted.

(iii) Subject to Section 6 hereof, the Options shall vest in equal monthly installments, with the first such installment vesting on the last day of the month of the grant date, and each successive installment vesting monthly at the end of each month during the initial Employment Term. The Executive may not transfer the Options or the underlying Option Shares until such time as they have vested.

(iv) The Executive shall not effect a Disposition of any Option Shares unless, until and to the extent the Option Shares have vested in accordance with this Agreement. Any attempt to effect a Disposition of any Option Shares prior to the date on which the Option Shares have vested and the restrictions have lapsed, shall be void ab initio. For purposes of this Agreement, “Disposition” shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment.

(v) Notwithstanding any other provisions of this Agreement, the Company’s board of directors shall be authorized in its discretion, based upon its review and evaluation of the performance of the Executive and of the Company or its subsidiaries, to accelerate the lapse of any restrictions under this Agreement upon the Option Shares, at such times and upon such terms and conditions as the Board shall deem advisable.

1.5 Incentive Compensation.

(a) Bonus. The Executive shall be eligible to earn a cash and/or equity bonus as the Compensation Committee may determine, from time to time, based on meeting performance objectives and bonus criteria to be mutually identified by the Executive and the Compensation Committee. Such objectives and criteria may be based on a favorable sale or merger of the Company, in additional to operating metrics. Bonuses, if any, shall be subject to all applicable tax and payroll withholdings.

(b) Executive Benefits. The Executive shall be entitled to participate in all executive benefit or incentive compensation plans now maintained or hereafter established by the Company for the purpose of providing compensation and/or benefits to executives of the Company and any supplemental retirement, salary continuation, stock option, deferred compensation, supplemental medical or life insurance or other bonus or incentive compensation plans. Unless otherwise provided herein, the Executive’s participation in such plans shall be on the same basis and terms as other executives of the Company. No additional compensation provided under any of such plans shall be deemed to modify or otherwise affect the terms of this Agreement or any of the Executive’s entitlements hereunder.

1.6 Other Benefits. During the Employment Term, the Executive shall be entitled to participate in all employee benefit plans and programs made available to the Company’s senior level executives as a group or to its employees generally, as such plans or programs may be in effect from time to time (the “Benefit Coverages”), including, without limitation, medical, dental, hospitalization, short-term and long-term disability and life insurance plans, accidental death and dismemberment protection and travel accident insurance. Executive shall be provided office space and staff assistance appropriate for Executive’s position and adequate for the performance of his duties.

Execution Version

1.7 Reimbursement of Expenses; Vacation; Sick Days and Personal Days. The Executive shall be provided with reimbursement of expenses related to Executive’s employment by the Company, including reasonable expenses for travel within the scope of the Executive’s employment as long as such travel is pre-approved by the Company and reasonable expenses related to the Executive’s home office and personal security as long as such expenses are pre-approved by the Company, on a basis no less favorable than that which may be authorized from time to time by the Board, in its sole discretion, for senior level executives as a group. Executive shall be entitled to vacation and holidays in accordance with the Company’s normal personnel policies for senior level executives, but not less than four (4) weeks of vacation per calendar year.

1.8 No Other Compensation. Except as expressly provided in Sections 1.4 through 1.7, Executive shall not be entitled to any other compensation or benefits.

2. Representations and Warranties of the Executive. The Executive represents and warrants to the Company as follows:

2.1 No Conflicts. The execution and delivery by the Executive of this Agreement, and the performance by the Executive of its obligations hereunder, do not and will not (i) violate or conflict with any law, ordinance, or regulation, or order, decree or judgment of any arbitrator, court or administrative or other governmental body which is applicable to, binding upon or enforceable against the Executive or any of his assets, (ii) constitute or result in any breach of any of the terms, provisions, conditions of, or constitute a default under, or an event which, with notice or lapse of time or both, would constitute a default under, any indenture, agreement, contract or other document to which the Executive is a party or by which the Executive may be bound or (iii) require the consent or approval of any court, governmental authority or other person. Neither the execution, delivery nor performance of this Agreement, nor the consummation by the Executive of the obligations contemplated hereby requires the consent of, authorization by, exemption from, filing with or notice to any governmental entity or any other person.

2.2 Restricted Securities. The Executive acknowledges that the number of Option Shares exceeds the number of shares of common stock currently available for issuance under the Company’s Amended and Restated 2012 Stock Incentive Plan (the “Plan” and such shares issuable thereunder, the “Plan Shares”). Only the issuance of the Plan Shares, and not any other Option Shares, is registered pursuant to a Registration Statement on Form S-8 filed by the Company with the Securities and Exchange Commission (SEC File No. 333-194878). To the extent that the Option Shares are not granted under the Plan, the Option Shares are characterized as “restricted securities,” as that term is defined under Rule 144 of the Securities Act, and may not be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”) or in accordance with an exemption therefrom. The Executive represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Executive agrees and acknowledges that, in connection with the transfer of any portion of, or all of, the Option Shares, the Company may require the Executive to provide an opinion of counsel, the form and substance of which shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. The Company agrees to use its best efforts amend the Plan or adopt a new incentive plan with sufficient number of authorized shares such that all Option Shares will be available for issuance under the Plan or the new plan, and to file an amended Registration Statement on Form S-8 pursuant to which the Option Shares will be registered.

2.3 Experience of the Executive. The Executive, either alone or together with his representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Options and the Option Shares (together, the “Securities”), and has evaluated the merits and risks of such investment. The Executive is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

2.4 Risk of Investment. The Executive is aware and acknowledges that (i) the investment in the Securities is speculative and the Executive bears the risk of loss of its entire investment, (ii) the Executive, in accepting the Securities, is relying, if at all, solely upon the advice of his personal financial, tax and legal advisers with respect to an investment in the Company, and (iii) because transfer of the Securities is restricted, it may not be possible for the Executive to liquidate its investment readily in case of an emergency and, therefore, the Executive may have to bear the risk of an investment in the Securities for an indefinite period of time.

Execution Version

2.5 Tax Consequences. The Executive acknowledges that the acquisition of the Securities, may involve tax consequences to the Executive, and the contents of this Agreement do not contain tax advice. The Executive acknowledges that he has not relied and will not rely upon the Company with respect to any tax consequences related to the Securities. The Executive assumes full responsibility for all such consequences and for the preparation and filing of any tax returns and elections which may or must be filed in connection with the Securities.

2.6 Purchase Entirely for Own Account. The Securities to be received by the Executive hereunder will be acquired for the Executive’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Executive has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to the Executive’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by the Executive to hold the Securities for any period of time. The Executive is not a broker-dealer or agent of a broker-dealer required to be registered with the Securities and Exchange Commission under Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor an entity or individual engaged in a business that would require it to be so registered.

2.7 Accredited Investor. The Executive is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act.

2.8 Disclosure of Information. The Executive has access to and has reviewed the Company’s filings with the Securities and Exchange Commission, at WWW.SEC.GOV, including the “Risk Factors” contained therein. The Executive has had the opportunity to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities.

2.9 Legends. The Executive agrees to the imprinting, so long as is required by this Section 2.9, of a legend on any of the Securities not issued or issuable pursuant to the Plan, or certificates evidencing such securities, in the following form:

THIS SECURITY NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

The Executive agrees also to the imprinting of any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the securities to be so legended. Certificates evidencing such securities shall not contain any legend (including the legend set forth in this Section 2.9 hereof): (i) while a registration securities pursuant to Rule 144, or (iii) if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission), as reasonably determined by the Company.

2.10 Reliance on Exemptions. The Executive understands that the Securities being offered hereunder, other than the Securities issued or issuable under the Plan, are being offered in reliance on specific exemptions from the registration requirements of United States federal and state securities laws, and that the Company is relying in part upon the truth and accuracy of the Executive’s representations, and compliance with the representations, warranties, agreements, acknowledgments and understandings of the Executive set forth herein, in order to determine the availability of such exemptions and the eligibility of the Executive to acquire the Securities.

Execution Version

2.11 Due Execution; Binding Obligation. This Agreement has been duly executed and delivered by the Executive and is a legal, valid and binding obligation of the Executive enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights or the availability of equitable remedies.

3. Representations of the Company. The Company represents and warrants to the Executive as follows:

3.1 Authorization and Binding Obligation. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and to issue the Securities in accordance with the terms hereof. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities, have been duly authorized by the Company’s Board of Directors and no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws.

3.2 No Conflict. The execution, delivery and performance of this Agreement by the Company will not (i) result in a violation of the Company’s Certificate of Incorporation, as amended, or other organizational document of the Company or any of its subsidiaries, any capital stock of the Company or any of its subsidiaries or bylaws of the Company or any of its subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a material adviser effect on the Company or its subsidiaries.

3.3 Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Executive contained herein, the offer and issuance by the Company of the Securities, t9o the extent they are not issued or issuable under the Plan, is exempt from registration pursuant to the exemption provided by Section 4(a)(2) of the Securities Act.

4. Confidential Information. Executive recognizes and acknowledges that by reason of Executive’s employment by and service to the Company before, during and, if applicable, after the Employment Term, Executive will have access to certain confidential and proprietary information relating to the Company’s business, which may include, but is not limited to, trade secrets, trade “know-how,” and plans, financing services, funding programs, costs, strategy and programs, computer programs and software and financial information (collectively referred to as “Confidential Information”). Executive acknowledges that such Confidential Information is a valuable and unique asset of the Company and Executive covenants that he will not, unless expressly authorized in writing by the Company, at any time during the course of Executive’s employment use any Confidential Information or divulge or disclose any Confidential Information to any person, firm or corporation except in connection with the performance of Executive’s duties for the Company and in a manner consistent with the Company’s policies regarding Confidential Information. Executive also covenants that at any time after the termination of such employment, directly or indirectly, he will not use any Confidential Information or divulge or disclose any Confidential Information to any person, firm or corporation, unless such information is in the public domain through no fault of Executive or except when required to do so by a court of law, by any governmental agency having supervisory authority over the business of the Company or by any administrative or legislative body (including a committee thereof) with apparent jurisdiction to order Executive to divulge, disclose or make accessible such information. All written Confidential Information (including, without limitation, in any computer or other electronic format) which comes into Executive’s possession during the course of Executive’s employment shall remain the property of the Company. Except as required in the performance of Executive’s duties for the Company, or unless expressly authorized in writing by the Company, Executive shall not remove any written Confidential Information from the Company’s premises, except in connection with the performance of Executive’s duties for the Company and in a manner consistent with the Company’s policies regarding Confidential Information. Upon termination of Executive’s employment, the Executive agrees to return immediately to the Company all written Confidential Information (including, without limitation, in any computer or other electronic format) in Executive’s possession. As a condition of Executive’s continued employment with the Company and in order to protect the Company’s interest in such proprietary information, the Company shall require Executive’s execution of a Confidentiality Agreement and in the form attached hereto as Exhibit “B”, and incorporated herein by this reference.

Execution Version

5. Non-Competition; Non-Solicitation.

5.1 Non-Compete. The Executive hereby covenants and agrees that during the term of this Agreement and for a period of two years following the end of the Employment Term, the Executive will not, without the prior written consent of the Company, directly or indirectly, on his own behalf or in the service or on behalf of others, whether or not for compensation, engage in any business activity, or have any interest in any person, firm, corporation or business, through a subsidiary or parent entity or other entity (whether as a shareholder, agent, joint venture, security holder, trustee, partner, Executive, creditor lending credit or money for the purpose of establishing or operating any such business, partner or otherwise) with any Competing Business in the Covered Area. For the purpose of this Section 5.1, (i) “Competing Business” means any company engaged in acquiring and or monetizing the “Assets” as defined in the Asset Purchase Agreement between D-Vasive, Inc. and the Company. ; and (ii) “Covered Area” means all geographical areas of the United States and foreign jurisdictions where the Company may operate. Notwithstanding the foregoing, the Executive may own shares of companies so long as such securities do not constitute more than ten percent (10%) of the outstanding securities of any such company.

5.2 Non-Solicitation. The Executive further agrees that as long as the Agreement remains in effect and for a period of one (1) year from its termination, the Executive will not divert any business of the Company and or any affiliate of the Company and/or the Company’s and/or its affiliates’ business to any other person, entity or competitor, or induce or attempt to induce, directly or indirectly, any person to leave his or her employment with the Company.

5.3 Remedies. The Executive acknowledges and agrees that his obligations provided herein are necessary and reasonable in order to protect the Company and its affiliates and their respective business and the Executive expressly agrees that monetary damages would be inadequate to compensate the Company and/or its affiliates for any breach by the Executive of his covenants and agreements set forth herein. Accordingly, the Executive agrees and acknowledges that any such violation or threatened violation of this Section 5 will cause irreparable injury to the Company and that, in addition to any other remedies that may be available, in law, in equity or otherwise, the Company and its affiliates shall be entitled to obtain injunctive relief against he threatened breach of this Section 5 or the continuation of any such breach by the Executive without the necessity of proving actual damages.

6. Termination.

6.1 Termination without Cause or for Good Reason.

(a) If this Agreement is terminated by the Company other than for Cause (as defined in Section 6.4 hereof) or as a result of Executive’s death or Permanent Disability (as defined in Section 6.2 hereof), or if Executive terminates his employment for Good Reason (as defined in Section 6.1(b) hereof) prior to the Expiration Date, Executive shall receive or commence receiving as soon as practicable in accordance with the terms of this Agreement:

(i) a severance payment (the “Severance Payment”), which amount shall be paid in a cash lump sum within ten (10) days of the date of termination, in an amount equal to the higher of the aggregate amount of the Executive’s Base Salary for the then remaining term of this Agreement or twelve times the average monthly Base Salary paid or accrued during the three full calendar months immediately preceding such termination;

Execution Version

(ii) expense reimbursement which shall be paid in a lump sum payment within ten (10) days of the date of termination, in an amount equal Executive’s reimbursed expenses set forth in Section 1.7;

(iii) immediate vesting of all unvested stock options and the extension of the exercise period of such options to the later of the longest period permitted by the Company’s stock option plans or two years following the Termination Date;

(iv) payment in respect of compensation earned but not yet paid (the “Compensation Payment”) which amount shall be paid in a cash lump sum within ten (10) days of the date of termination. For the purposes of this Section, the Compensation Payment shall include any payment for the pro-rata number of vacation days earned, but not taken in the preceding calendar year;

(b) For purposes of this Agreement, “Good Reason” shall mean any of the following (without Executive’s express prior written consent):

(i) Any material breach by Company of any provision of this Agreement, including any material reduction by Company of Executive’s duties or responsibilities (except in connection with the termination of Executive’s employment for Cause, as a result of Permanent Disability, as a result of Executive’s death or by Executive other than for Good Reason);

(ii) A reduction by the Company in Executive’s Base Salary or any failure of the Company to reimburse Executive for material expenses described in Section 1.7;

(iii) The failure by the Company to obtain the specific assumption of this Agreement by any successor or assign of Company as provided for in Section 8 hereof; or

(iv) Upon a Change in Control of Company (as such term is hereinafter defined).

(c) The following provisions shall apply in the event compensation provided in Section 6.1(a) becomes payable to the Executive:

(i) if the severance compensation provided for in Section 6.1(a)(ii) above cannot be finally determined on or before the tenth day following such termination, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company of the minimum amount of such compensation and shall pay the remainder of such compensation (together with interest at the Federal short-term rate provided in Section 1274(d)(1)(C)(i) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth day after the Date of Termination. In the event the amount of the estimated payment exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive payable on the fifth day after demand by the Company (together with interest at the Federal short-term rate provided in Section 1274(d)(1)(C)(i) of the Code).

Execution Version

(ii) If the payment of the Total Payments (as defined below) will be subject to the tax (the “Excise Tax”) imposed by Section 4999 of the Code, the Company shall pay the Executive on or before the tenth day following the Date of Termination, an additional amount (the “Gross-Up Payment”) such that the net amount retained by the Executive, after deduction of any Excise Tax on Total Payments and any federal and state and local income tax and Excise Tax upon the payment provided for by this paragraph, shall be equal to the Total Payments. For purposes of determining whether any of the payments will be subject to the Excise Tax and the amount of such Excise Tax, (A) any payments or benefits received or to be received by the Executive in connection with a Change in Control of the Company or the Executive’s termination of employment, whether payable pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, its successors, any person whose actions result in a Change in Control of the Company or any corporation affiliated or which, as a result of the completion of transaction causing such a Change in Control, will become affiliated with the Company within the meaning of Section 1504 of Code (the “Total Payments”) shall be treated as “parachute payments” within the meaning of Section 280G(b)(2) of the Code, and all “excess parachute payments” within the meaning of Section 280G(b)(1) shall be treated as subject to the Excise Tax, unless, in the opinion of tax counsel selected by the Company’s independent auditors and acceptable to the Executive, the Total Payments (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code either in their entirety or in excess of the base amount within the meaning of Section 280G(b)(3) of the Code, or are otherwise not subject to the Excise Tax, (B) the amount of the Total Payments that shall be treated as subject to the Excise Tax shall be equal to the lesser of (I) the total amount of the Total Payments or (II) the amount of excess parachute payments or benefit shall be determined by the Company’s independent auditors in accordance with the principles of Section 280G of the Code. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive’s residence on the Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes. In the event the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time of termination of the Executive’s employment, the Executive shall repay to the Company at the time the amount of such reduction in Excise Tax is finally determined the portion of the Gross-Up Payment that can be repaid such that the Executive remains whole on an after-tax basis following such repayment (taking into account any reduction in income or excise taxes to the Executive from such repayment) plus interest on the amount of such repayment at the Federal short-term rate provided in Section 1274(d)(1)(C)(i) of the Code. In the event the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of the Executive’s employment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional gross-up payment in respect of such excess (plus any interest payable with respect to such excess) at the time that the amount of such excess is finally determined.

(iii) This Agreement is intended to comply with the requirements of Section 409A of the Internal Revenue Code (the “Code”) or an exemption or exclusion therefrom. Each payment under this Agreement shall be treated as a separate payment for purposes of Section 409A of the Code. In no event may Executive, directly or indirectly, designate the calendar year of any payment to be made under this Agreement. All reimbursements and in-kind benefits provided under this Agreement that constitute deferred compensation within the meaning of Section 409A of the Code shall be made or provided in accordance with the requirements of Section 409A of the Code, including, without limitation, that (i) in no event shall reimbursements by the Company under this Agreement be made later than the end of the calendar year next following the calendar year in which the applicable fees and expenses were incurred, provided that Executive shall have submitted an invoice for such fees and expenses at least 10 days before the end of the calendar year next following the calendar year in which such fees and expenses were incurred; (ii) the amount of in-kind benefits that the Company is obligated to pay or provide in any given calendar year (other than medical reimbursements described in Treas. Reg. § 1.409A-3(i)(1)(iv)(B)) shall not affect the in-kind benefits that the Company is obligated to pay or provide in any other calendar year; (iii) Executive’s right to have the Company pay or provide such reimbursements and in-kind benefits may not be liquidated or exchanged for any other benefit; and (iv) in no event shall the Company’s obligations to make such reimbursements or to provide such in-kind benefits apply later than Executive’s remaining lifetime or if longer, through the 20th anniversary of the Effective Date. To the extent Executive is a “specified employee,” as defined in Section 409A(a)(2)(B)(i) of the Code and the regulations and other guidance promulgated thereunder and any elections made by the Company in accordance therewith, notwithstanding the timing of payment provided in any other Section of this Agreement, no payment, distribution or benefit under this Agreement that constitutes a distribution of deferred compensation (within the meaning of Treasury Regulation Section 1.409A-1(b)) upon separation from service (within the meaning of Treasury Regulation Section 1.409A-1(h)), after taking into account all available exemptions, that would otherwise be payable, distributable or settled during the six-month period after separation from service, will be made during such six-month period, and any such payment, distribution or benefit will instead be paid, distributed or settled on the first business day after such six-month period; provided, however, that if Executive dies following the Date of Termination and prior to the payment, distribution, settlement or provision of the any payments, distributions or benefits delayed on account of Section 409A of the Code, such payments, distributions or benefits shall be paid or provided to the personal representative of Executive’s estate within 30 days after the date of Executive’s death

Execution Version

6.2 Permanent Disability. If the Executive becomes totally and permanently disabled (as defined in the Company’s disability benefit plan applicable to senior executive officers as in effect on the date thereof) (“Permanent Disability”), the Company or the Executive may terminate this Agreement on written notice thereof, and the Executive shall receive or commence receiving, as soon as practicable:

(a) amounts payable pursuant to the terms of the disability insurance policy or similar arrangement which Company maintains for the Executive, if any, during the term hereof;

(b) the Compensation Payment which shall be paid to Executive as a cash lump sum within 30 days of such termination; and

(c) immediate vesting of all unvested Options.

6.3 Death. In the event of the Executive’s death during an Employment Term hereunder, this Agreement will terminate, and the Executive’s estate or designated beneficiaries shall receive or commence receiving, as soon as practicable in accordance with the terms of this Agreement:

(a) compensation equal to one year’s Base Salary (calculate by multiplying the average monthly Base Salary paid or accrued for the three full calendar months immediately such event), which shall be paid within 30 days of such termination;

(b) any death benefits provided under the Executive benefit programs, plans and practices in which the Executive has an interest, in accordance with their respective terms;

(c) the Compensation Payment which shall be paid to Executive’s estate as a cash lump sum within 30 days of such termination; and

(d) such other payments under applicable plans or programs to which Executive’s estate or designated beneficiaries are entitled pursuant to the terms of such plans or programs.

6.4 Voluntary Termination by Executive: Discharge for Cause. The Company shall have the right to terminate this Agreement for Cause (as hereinafter defined). In the event that the Executive’s employment is terminated by Company for Cause, as hereinafter defined, or by the Executive other than for Good Reason or other than as a result of the Executive’s Permanent Disability or death, prior to the Termination Date, the Executive shall be entitled only to receive, as a cash lump sum within 30 days of such termination, the Compensation Payment. As used herein, the term “Cause” shall be limited to (a) willful malfeasance or willful misconduct by the Executive in connection with the services to the Company in a matter of material importance to the conduct of the Company’s affairs which has a material adverse effect on the business of the Company, or (b) the conviction of the Executive for commission of a felony. For purposes of this subsection, no act or failure to act on the Executive’s part shall be considered “willful” unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. Termination of this Agreement for Cause pursuant to this Section 6.4 shall be made by delivery to the Executive of a copy of a resolution duly adopted by the affirmative vote of all the Executive, if a Board member not participating in the vote, of the members of the Board of Directors called and held for such purpose (after 30 days prior written notice to the Executive and reasonable opportunity for the Executive to be heard before the Board of Directors prior to such vote), finding that in the good faith business judgment of such Board of Directors, the Executive was guilty of conduct set forth in any of clauses (a) through (b) above and specifying the particulars thereof.

Execution Version

7. Change In Control.

7.1 Definition. For purposes of this Agreement, a “Change in Control” shall be deemed to have occurred if (i) there shall be consummated (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company’s Common Stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or (ii) the stockholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company, or (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”)), other than the Company, the Executive or any executive benefit plan sponsored by the Company, or such person on the Effective Date hereof is a 20% or more beneficial owner, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, or (iv) at any time during a period of two consecutive years, individuals who at the beginning of such period, constituted the Board of Directors of the Company shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company’s stockholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office, who were directors at the beginning of such two-year period.

7.2 Rights and Obligations. If a Change in Control of the Company shall have occurred while the Executive is director of the Company, the Executive shall be entitled to the compensation provided in Section 6.1(a) of this Agreement upon the subsequent termination of this Agreement by either the Company, or the Executive within two years of the date upon which the Change in Control shall have occurred, unless such termination is a result of (i) the Executive’s death; (ii) the Executive’s Disability; (iii) the Executive’s Retirement; or (iv) the Executive’s termination for Cause.

8. Assignment. This Agreement shall be binding upon and inure to the benefit of the heirs and representatives of Executive and the assigns and successors of Company, but neither this Agreement nor any rights or obligations hereunder shall be assignable or otherwise subject to hypothecation by Executive (except by will or by operation of the laws of intestate succession or by Executive notifying the Company that cash payment be made to an affiliated investment partnership in which Executive is a control person) or by Company, except that Company may assign this Agreement to any successor (whether by merger, purchase or otherwise) to all or substantially all of the stock, assets or businesses of Company, if such successor expressly agrees to assume the obligations of Company hereunder.

9. Indemnification. Executive, as such and as a Director of the Company, shall be indemnified by the Company against all liability incurred by the Executive in connection with any proceeding, including, but not necessarily limited to, the amount of any judgment obtained against Executive, the amount of any settlement entered into by the Executive and any claimant with the approval of the Company, attorneys’ fees, actually and necessarily incurred by him in connection with the defense of any action, suit, investigation or proceeding or similar legal activity, regardless of whether criminal, civil, administrative or investigative in nature (“Claim”), to which he is made a party or is otherwise subject to, by reason of his being or having been a director, officer, agent or employee of the Company, to the full extent permitted by applicable law and the Certificate of Incorporation of the Company.. Such right of indemnification will not be deemed exclusive of any other rights to which Executive may be entitled under Company’s Certificate of Incorporation or By-laws, as in effect from time to time, any agreement or otherwise.

10. General Provisions.

10.1 Modification: No Waiver. No modification, amendment or discharge of this Agreement shall be valid unless the same is in writing and signed by all parties hereto. Failure of any party at any time to enforce any provisions of this Agreement or any rights or to exercise any elections hall in no way be considered to be a waiver of such provisions, rights or elections and shall in no way affect the validity of this Agreement. The exercise by any party of any of its rights or any of its elections under this Agreement shall not preclude or prejudice such party from exercising the same or any other right it may have under this Agreement irrespective of any previous action taken.

Execution Version

10.2 Notices. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given when hand delivered or mailed by registered or certified mail as follows (provided that notice of change of address shall be deemed given only when received):

If to the Company, to:

MGT Capital Investments, Inc.

500 Mamaroneck Avenue, Suite 320

Harrison, NY 10528

If to Executive, to:

John McAfee

98 Scott St.

Lexington, TN 38351

Or to such other names or addresses as the Company or Executive, as the case may be, shall designate by notice to each other person entitled to receive notices in the manner specified in this Section.

10.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

10.4 Further Assurances. Each party to this Agreement shall execute all instruments and documents and take all actions as may be reasonably required to effectuate this Agreement.

10.5 Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, then such illegal or unenforceable provision shall be modified by the proper court or arbitrator to the extent necessary and possible to make such provision enforceable, and such modified provision and all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement shall be given effect separately from the provisions or portion thereof determined to be illegal or unenforceable and shall not be affected thereby.

10.6 Successors and Assigns. Executive may not assign this Agreement without the prior written consent of the Company. The Company may assign its rights without the written consent of the executive, so long as the Company or its assignee complies with the other material terms of this Agreement. The rights and obligations of the Company under this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company, and the Executive’s rights under this Agreement shall inure to the benefit of and be binding upon his heirs and executors. The Company’s subsidiaries and controlled affiliates shall be express third party beneficiaries of this Agreement.

10.7 Entire Agreement. This Agreement supersedes all prior agreements and understandings between the parties, oral or written. No modification, termination or attempted waiver shall be valid unless in writing, signed by the party against whom such modification, termination or waiver is sought to be enforced.

10.8 Counterparts; Facsimile. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, and all of which taken together shall constitute one and the same instrument. This Agreement may be executed by facsimile with original signatures to follow.

[SIGNATURE PAGE TO FOLLOW]

Execution Version

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement as of the date first written above.

EXECUTIVE:	MGT CAPITAL INVESTMENTS, INC.

John McAfee	Name: H. Robert Holmes
Title: Director, Chairman of the Nomination and Compensation Committee

ANNEX F

D–VASIVE INC.

MARCH 31, 2016 AND 2015

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of D–Vasive, Inc.

We have audited the accompanying balance sheets of D–Vasive, Inc. (the “Company”) as of March 31, 2016 and 2015 , and the related statements of operations, changes in stockholders’ equity, and cash flows for the year ended March 31, 2016 and the period of October 21, 2014 (inception) through March 31, 2015. D–Vasive, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of D–Vasive, Inc. as of March 31, 2016 and March 31, 2015 and the results of its operations and its cash flows for the year ended March 31, 2016 and the period of October 21, 2014 (inception) through March 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has minimal revenues since inception and not enough cash to support its development efforts. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regards to these matters are also discussed in Note 3. The financial statements do not include any adjustments that might result from the outcome of these uncertainties. If the Company is unable to successfully refinance or raise capital to fund ongoing operations there would be a material adverse effect to the financial statements.

/s/ Friedman LLP

East Hanover, New Jersey

August 8, 2016

F-2

D–VASIVE, INC.

BALANCE SHEETS

	March 31, 2016	March 31, 2015
ASSETS
Current assets
Cash	$1,054	$860
Accounts receivable, net	–	2,155
Other current assets	1,741	–
Total current assets	2,795	3,015

Non–current assets
Fixed assets, net	2,334	–
Total assets	$5,129	$3,015

LIABILITIES AND STOCKHODLERS’ EQUITY
Current liabilities
Accounts payable and accrued liabilities	$229	$411

Commitments and contingencies
Stockholders’ equity
Preferred stock par value $0.001: 1,000,000 shares authorized; no shares designated	–	–
Common stock par value $0.001: 10,000,000 shares authorized;10,000,000 shares issued and outstanding	10,000	10,000
Additional paid in capital	(10,000)	(10,000)
Retained earnings	4,900	2,604
Total stockholders’ equity	4,900	2,604

Total liabilities and stockholders’ equity	$5,129	$3,015

F-3

D–VASIVE, INC.

STATEMENTS OF OPERATIONS

		For the Period From
		October 21, 2014
	For the Year Ended	(Inception) Through
	March 31, 2016	March 31, 2015
Revenue	$9,611	9,099

Operating expenses
Compensation	–	2,044
Commissions	2,429	2,796
Computer and Internet Expense	663	1,076
Selling, general and administrative expenses	3,994	168
Total operating expenses	7,086	6,084

Income before income tax provision	2,525	3,015

Income tax provision	229	411

Net income	2,296	2,604

Earnings per share – basic and diluted	$0.00	$0.00

Weighted average common shares outstanding – basic and diluted	10,000,000	10,000,000

F-4

D–VASIVE, INC.

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE PERIOD FROM OCTOBER 21, 2014 (INCEPTION) THROUGH MARCH 31, 2016

	Common Stock par value $0.001		Additional	Retained	Total stockholders’
	Shares	Amount	paid–in capital	earnings	equity
Balance, October 21, 2014 (Inception)	–	$–	$–	$–	$–
Common stock issued to founders at par	10,000,000	10,000	(10,000)		–
Net income				2,604	2,604
Balance, March 31, 2015	10,000,000	10,000	(10,000)	2,604	2,604
Net income				2,296	2,296
Balance, March 31, 2016	10,000,000	$10,000	$(10,000)	$4,900	$4,900

F-5

D–VASIVE, INC.

STATEMENTS OF CASH FLOWS

		For the period from
		October 21, 2014
	For the year ended	(inception) through
	March 31, 2016	March 31, 2015
Cash flows from operating activities
Net income	$2,296	$2,604
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	60	–
Changes in operating assets and liabilities
Accounts receivable	2,155	(2,155)
Other current assets	(1,741)	–
Accounts payable and accrued liabilities	(182)	411
Net cash provided by operating activities	2,588	860

Cash flows from investing activities
Purchase of equipment	(2,394)	–
Net cash used in investing activities	(2,394)	–

Net change in cash	194	860

Cash at beginning of period	860	–
Cash at end of period	$1,054	$860

Supplemental disclosures of cash flow information
Interest paid	$–	$–
Income tax paid	$–	$–

Supplemental disclosures of non–cash investing and financing activities
Issuance of founders shares	$–	$10,000

F-6

D–VASIVE INC.

MARCH 31, 2016 AND 2015

NOTES TO THE FINANCIAL STATEMENTS

Note 1 – Organization and operations

D–Vasive Inc. (Company) was incorporated on October 21, 2014 under the laws of the State of Wyoming.

The Company created and sells an anti–spy and privacy app that will help users protect their privacy from invasive apps by alerting them if an application is trying to spy on their mobile device by using the phone’s Camera, Microphone, Bluetooth or Wi–Fi connections and offering the ability to lock them down. D–Vasive also lists running and installed apps that have access to tracking user location.

Note 2 – Significant accounting policies and practices

Basis of Presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Use of Estimates and Assumptions and Critical Accounting Estimates and Assumptions

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

Critical accounting estimates are estimates for which (a) the nature of the estimate is material due to the levels of subjectivity and judgment necessary to account for highly uncertain matters or the susceptibility of such matters to change and (b) the impact of the estimate on financial condition or operating performance is material. The Company’s critical accounting estimates and assumptions affecting the financial statements were:

(i)	Assumption as a going concern: Management assumes that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

(ii)	Allowance for doubtful accounts: Management’s estimate of the allowance for doubtful accounts is based on historical sales, historical loss levels, and an analysis of the collectability of individual accounts; and general economic conditions that may affect a client’s ability to pay. The Company evaluated the key factors and assumptions used to develop the allowance in determining that it is reasonable in relation to the financial statements taken as a whole.

These significant accounting estimates or assumptions bear the risk of change due to the fact that there are uncertainties attached to these estimates or assumptions, and certain estimates or assumptions are difficult to measure or value.

Management bases its estimates on historical experience and on various assumptions that are believed to be reasonable in relation to the financial statements taken as a whole under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources.

Management regularly evaluates the key factors and assumptions used to develop the estimates utilizing currently available information, changes in facts and circumstances, historical experience and reasonable assumptions. After such evaluations, if deemed appropriate, those estimates are adjusted accordingly.

Actual results could differ from those estimates.

F-7

Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Accounts receivable and allowance for doubtful accounts

Pursuant to FASB ASC paragraph 310–10–35–47 trade receivables that management has the intent and ability to hold for the foreseeable future shall be reported in the balance sheet at outstanding principal adjusted for any charge–offs and the allowance for doubtful accounts. The Company follows FASB ASC paragraphs 310–10–35–7 through 310–10–35–10 to estimate the allowance for doubtful accounts. Pursuant to FASB ASC paragraph 310–10–35–9, losses from uncollectible receivables shall be accrued when both of the following conditions are met: (a) Information available before the financial statements are issued or are available to be issued (as discussed in Section 855–10–25) indicates that it is probable that an asset has been impaired at the date of the financial statements, and (b) The amount of the loss can be reasonably estimated. These conditions may be considered in relation to individual receivables or in relation to groups of similar types of receivables. If the conditions are met, an accrual shall be made even though the particular receivables that are uncollectible may not be identifiable. The Company reviews individually each trade receivable for collectability and performs on–going credit evaluations of its customers and adjusts credit limits based upon payment history and the customer’s current credit worthiness, as determined by the review of their current credit information; and determines the allowance for doubtful accounts based on historical write–off experience, customer specific facts and general economic conditions that may affect a client’s ability to pay. Bad debt expense is included in general and administrative expenses, if any.

Pursuant to FASB ASC paragraph 310–10–35–41 Credit losses for trade receivables (uncollectible trade receivables), which may be for all or part of a particular trade receivable, shall be deducted from the allowance. The related trade receivable balance shall be charged off in the period in which the trade receivables are deemed uncollectible. Recoveries of trade receivables previously charged off shall be recorded when received. The Company charges off its trade account receivables against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

The allowance for doubtful accounts at March 31, 2016 and 2015 was $0 and $0, respectively.

Property and equipment

Property and equipment are recorded at cost. Expenditures for major additions and betterments are capitalized. Maintenance and repairs are charged to operations as incurred. Depreciation is computed by the straight–line method (after taking into account their respective estimated residual values) over the estimated useful lives of the respective assets as follows:

Estimated useful life (years)
Computer equipment	5

Upon sale or retirement of property and equipment, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in the statements of operations.

Commitments and contingencies

The Company follows subtopic 450–20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un–asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un–asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

F-8

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed.

Revenue recognition

The Company follows paragraph 605–10–S99–1 of the FASB Accounting Standards Codification for revenue recognition. The Company will recognize revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.

Advertising costs

The Company follows the guidance of the Section 720–35–25 of the FASB Accounting Standards Codification (“Section 720–35–25”) as to when advertising costs should be expensed. Pursuant to ASC Paragraph 720–35–25–1 the costs of advertising shall be expensed either as incurred or the first time the advertising takes place. The accounting policy the Company selected from these two alternatives was to expense the advertising costs when the first time the advertising takes place. Deferring the costs of advertising until the advertising takes place assumes that the costs have been incurred for advertising that will occur, such as the first public showing of a television commercial for its intended purpose and the first appearance of a magazine advertisement for its intended purpose. Such costs shall be expensed immediately if such advertising is not expected to occur.

Pursuant to ASC Paragraph 720–35–25–5 costs of communicating advertising are not incurred until the item or service has been received and shall not be reported as expenses before the item or service has been received, such as the costs of television airtime which shall not be reported as advertising expense before the airtime is used. Once it is used, the costs shall be expensed, unless the airtime was used for direct–response advertising activities that meet the criteria for capitalization under ASC paragraph 340–20–25–4.

Advertising costs were $2,705 and $0 for the fiscal year ended March 31, 2016 and the period from October 21, 2014 (inception) through March 31, 2015, respectively and has been included in selling, general and administrative expenses as reflected in the accompanying statements of operations.

Deferred tax assets and income tax provision

The Company accounts for income taxes under Section 740–10–30 of the FASB Accounting Standards Codification. Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date.

The Company adopted section 740–10–25 of the FASB Accounting Standards Codification (“Section 740–10–25”). Section 740–10–25 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under Section 740–10–25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement. Section 740–10–25 also provides guidance on de–recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.

F-9

The estimated future tax effects of temporary differences between the tax basis of assets and liabilities are reported in the accompanying balance sheets, as well as tax credit carry–backs and carry–forwards. The Company periodically reviews the recoverability of deferred tax assets recorded on its balance sheets and provides valuation allowances as management deems necessary.

Management makes judgments as to the interpretation of the tax laws that might be challenged upon an audit and cause changes to previous estimates of tax liability. In addition, the Company operates within multiple taxing jurisdictions and is subject to audit in these jurisdictions. In management’s opinion, adequate provisions for income taxes have been made for all years. If actual taxable income by tax jurisdiction varies from estimates, additional allowances or reversals of reserves may be necessary.

Cash flows reporting

The Company adopted paragraph 230–10–45–24 of the FASB Accounting Standards Codification for cash flows reporting, classifies cash receipts and payments according to whether they stem from operating, investing, or financing activities and provides definitions of each category, and uses the indirect or reconciliation method (the “Indirect Method”) as defined by paragraph 230–10–45–25 of the FASB Accounting Standards Codification to report net cash flow from operating activities by adjusting net income to reconcile it to net cash flow from operating activities by removing the effects of (a) all deferrals of past operating cash receipts and payments and all accruals of expected future operating cash receipts and payments and (b) all items that are included in net income that do not affect operating cash receipts and payments

Subsequent events

The Company follows the guidance in Section 855–10–50 of the FASB Accounting Standards Codification for the disclosure of subsequent events. The Company will evaluate subsequent events through the date when the financial statements were issued.

Recently issued accounting pronouncements

In August 2014, the FASB issued the FASB Accounting Standards Update No. 2014–15 “Presentation of Financial Statements—Going Concern (Subtopic 205–40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014–15”).

In connection with preparing financial statements for each annual and interim reporting period, an entity’s management should evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable). Management’s evaluation should be based on relevant conditions and events that are known and reasonably knowable at the date that the financial statements are issued (or at the date that the financial statements are available to be issued when applicable). Substantial doubt about an entity’s ability to continue as a going concern exists when relevant conditions and events, considered in the aggregate, indicate that it is probable that the entity will be unable to meet its obligations as they become due within one year after the date that the financial statements are issued (or available to be issued). The term probable is used consistently with its use in Topic 450, Contingencies.

When management identifies conditions or events that raise substantial doubt about an entity’s ability to continue as a going concern, management should consider whether its plans that are intended to mitigate those relevant conditions or events will alleviate the substantial doubt. The mitigating effect of management’s plans should be considered only to the extent that (1) it is probable that the plans will be effectively implemented and, if so, (2) it is probable that the plans will mitigate the conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern.

F-10

If conditions or events raise substantial doubt about an entity’s ability to continue as a going concern, but the substantial doubt is alleviated as a result of consideration of management’s plans, the entity should disclose information that enables users of the financial statements to understand all of the following (or refer to similar information disclosed elsewhere in the footnotes):

a.	Principal conditions or events that raised substantial doubt about the entity’s ability to continue as a going concern (before consideration of management’s plans)
b.	Management’s evaluation of the significance of those conditions or events in relation to the entity’s ability to meet its obligations
c.	Management’s plans that alleviated substantial doubt about the entity’s ability to continue as a going concern.

If conditions or events raise substantial doubt about an entity’s ability to continue as a going concern, and substantial doubt is not alleviated after consideration of management’s plans, an entity should include a statement in the footnotes indicating that there is substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued (or available to be issued). Additionally, the entity should disclose information that enables users of the financial statements to understand all of the following:

a.	Principal conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern
b.	Management’s evaluation of the significance of those conditions or events in relation to the entity’s ability to meet its obligations
c.	Management’s plans that are intended to mitigate the conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern.

The amendments in this Update are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early application is permitted.

Management does not believe that any recently issued, but not yet effective accounting pronouncements, when adopted, will have a material effect on the accompanying financial statements.

Note 3 – Going concern

The Company has elected to adopt early application of Accounting Standards Update No. 2014–15, “Presentation of Financial Statements—Going Concern (Subtopic 205–40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014–15”).

The Company’s financial statements have been prepared assuming that it will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

The Company is an emerging growth company, incorporated on October 21, 2014. The Company has minimal revenues since inception and a slightly positive working capital ratio. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

The Company is attempting to further implement its business plan and generate sufficient revenues; however, its cash position may not be sufficient to support its daily operations. While the Company believes in the viability of its strategy to further implement its business plan and generate sufficient revenues and in its ability to raise additional funds by way of a public or private offering, there can be no assurance to that effect. The ability of the Company to continue as a going concern is dependent upon its ability to further implement its business plan and generate sufficient revenues and its ability to raise additional funds by way of a public or private offering.

The financial statements do not include any adjustments related to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

F-11

Note 4 – Property and equipment

Property and equipment stated at cost, less accumulated depreciation and amortization, consisted of the following:

	March 31, 2016	March 31, 2015
Computer Equipment	$2,394	$–
Less: Accumulated Depreciation	(60)	–
	$2,334	$–

Depreciation expense was $60 and $0 for the period ended March 31, 2016 and 2015, respectively.

Note 5 – Stockholders’ equity

Shares authorized

The Company is authorized to issue is Eleven Million (11,000,000) shares of which Ten Million (10,000,000) shares shall be Common Stock, par value $.001 per share and One Million (1,000,000) shall be Preferred Stock, par value $.001 per share.

Common stock

On October 21, 2014, upon formation, the Company issued an aggregate of 10,000,000 shares of the newly formed corporation’s common stock to its three founding shareholders at the par value of $0.001 per share. No value was given to the common stock issued by the newly formed corporation. Therefore, the shares were recorded to reflect the $0.001 par value and paid in capital was recorded as a negative amount of ($10,000).

Note 6 – Income tax provision

Income tax provision in the statements of operations

The income tax provision related to the Company’s operations consists of the following:

	For the Fiscal Year Ended March 31, 2016	For the Period From October 21, 2014 (Inception)
Federal	$229	$411

F-12

Note 7 – Subsequent events

The Company has evaluated all events that occurred after the balance sheet date through the date when the financial statements were issued to determine if they must be reported. The Management of the Company determined that the following reportable subsequent event(s) need to be disclosed:

On May 5, 2016, the Company issued to accredited investors a total of $100,000 principal amount of six–month 6% Convertible Notes. Subject to its terms, holders may elect to convert the Notes into 8,800,000 shares of D–Vasive common stock.

On May 9, 2016, the Company signed an Asset Purchase Agreement with a wholly–owned subsidiary of MGT Capital Investments, Inc. (NYSE MKT: MGT). Subject to various closing conditions, including approval by MGT stockholders, D–Vasive stockholders and holders of its Convertible Notes would receive a total of 23,800,000 MGT common shares plus $300,000 cash in exchange for all D–Vasive securities outstanding.

On July 7, 2016, a majority of the Company’s stockholders approved by written consent the following proposals: 1.) To increase the number of authorized shares of common stock to 50,000,000 from 10,000,000; 2.) To issue Future Tense, an existing stockholder, an additional 9,000,000 common shares, in return for the exclusive use of the John McAfee name; 3.) To approve the cancellation of 4,000,000 common shares previously held by two founders of D–Vasive; and 4.) To agree to acquire via an Exchange Offer all of the Membership Interests and other securities of Demonsaw LLC for 20,000,000 D–Vasive common shares.

The net effect of the July 7, 2016 actions is to increase the number of outstanding D–Vasive common shares to 15,000,000 from the 10,000,000 outstanding on March 31, 2016, plus provide for the issuance of 20,000,000 additional common shares to Members of Demonsaw LLC. In addition, the Company may issue up to an additional 8,800,000 common shares upon conversion of Convertible Notes.

On July 7, 2016, the Company entered into a Modified and Amended Asset Purchase Agreement with MGT. The principal change was to increase the consideration paid by MGT in order to reflect the above transactions. The revised terms are for MGT to issue 43,800,000 common shares plus $300,000 cash in exchange for all D–Vasive securities outstanding.

F-13